EXHIBIT 4.17

EVALUATION OF THE P&NG RESERVES OF EAGLEFORD ENERGY INC. (As of August 31, 2011)

Copies: Eagleford Energy Inc. (2 copies) Sproule Associates Limited (1 copy) Electronic (1 copy) Project No.: 3391.18388 Prepared For: Eagleford Energy Inc. Authors: Attila A. Szabo, P.Eng., Project Leader Exclusivity: This report has been prepared for the exclusive use of Eagleford Energy Inc. It may not be reproduced, distributed, or made available to any other company or person, regulatory body, or organization without the knowledge and written consent of Sproule, and without the complete contents of the report being made available to that party.

Table of Contents — Page 1 Table of Contents Introduction Field Operations Historical Data, Interests and Burdens Evaluation Standards Evaluation Procedures Evaluation Results BOE Cautionary Statement Forward-Looking Statements Exclusivity Certification Permit to Practice Certificates Summary Table S-1 Summary of the Evaluation of the P&NG Reserves of Eagleford Energy Inc. (As of August 31, 2011) Before Income Tax Table S-2 Summary of Selected Price Forecasts (Effective August 31, 2011) Table S-3 Summary of Reserves and Net Present Values Total Proved Plus Probable Reserves Before Income Tax Table S-3A Summary of Reserves and Net Present Values Total Proved Developed Producing Reserves Before Income Tax Table S-3B Summary of Reserves and Net Present Values Total Probable Reserves Before Income Tax 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

Table of Contents — Page 2 Discussion Reserves and Production Net Present Values Table D-1 Summary of the Evaluation of the P&NG Reserves by Property of Eagleford Energy Inc. (As of August 31, 2011) Before Income Tax Table D-2 Summary of Reserves and Net Present Values Total Proved Plus Probable Reserves Before Income Tax Table D-2A Summary of Reserves and Net Present Values Total Proved Developed Producing Reserves Before Income Tax Table D-2B Summary of Reserves and Net Present Values Total Probable Reserves Before Income Tax Constant Prices and Costs Table C-1 Summary of the Evaluation of the P&NG Reserves of Eagleford Energy Inc. (As of August 31, 2011) Before Income Tax Table C-2 Summary of the Evaluation of the P&NG Reserves by Property of Eagleford Energy Inc. (As of August 31, 2011) Before Income Tax Table C-3 Summary of the Reserves and Net Present Values Total Proved Plus Probable Reserves Before Income Tax Table C-3A Summary of Reserves and Net Present Values Total Proved Developed Producing Reserves Before Income Tax 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

Table of Contents — Page 3 Table C-3B Summary of Reserves and Net Present Values Total Probable Reserves Before Income Tax Table C-4 Summary of Oil and Gas Reserves As of August 31, 2011 Constant Prices and Costs Table C-5 Summary of Net Present Values of Future Net Revenue As of August 31, 2011 Constant Prices and Costs Table C-6 Total Future Net Revenue (Undiscounted) As of August 31, 2011 Constant Prices and Costs Table C-7 Net Present Value of Future Net Revenue by Production Group As of August 31, 2011 Constant Prices and Costs Table C-8 Summary of Pricing Assumptions As of August 31, 2011 Constant Prices and Costs National Instrument 51-101 Forecast Prices and Costs Reconciliation Form 51-101F2 Report on Reserves Data by Independent Qualified Reserves Evaluator or Auditor Table 1 Summary of Oil and Gas Reserves As of August 31, 2011 Forecast Prices and Costs Table 2 Summary of Net Present Values of Future Net Revenue As of August 31, 2011 Forecast Prices and Costs 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

Table of Contents — Page 4 Table 3 Total Future Net Revenue (Undiscounted) As of August 31, 2011 Forecast Prices and Costs Table 4 Net Present Value of Future Net Revenue by Production Group As of August 31, 2011 Forecast Prices and Costs Table 5 Summary of Pricing and Inflation Rate Assumptions As of August 31, 2011 Forecast Prices and Costs Table 6 Reconciliation of Company Gross Reserves (Before Royalty) by Principal Product Type As of August 31, 2011 Forecast Prices and Costs Areas Alberta Area 1 Botha Area 2 Haynes Appendices Appendix A Definitions Appendix B Prices Appendix C Abbreviations Appendix D General Evaluation Parameters 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

Introduction — Page 1 Introduction This report was prepared by Sproule Associates Limited (“Sproule”) at the request of Mr. James Cassina, President of Eagleford Energy Inc. Eagleford Energy Inc. is hereinafter referred to as "the Company". The effective date of this report is August 31, 2011, and it consists of an evaluation of the P&NG reserves of the Company's interests in Alberta, Canada. This report was prepared in September and October 2011 for the purpose of evaluating the Company’s P&NG reserves according to the Canadian Oil and Gas Evaluation Handbook (COGEH) reserve definitions that are consistent with the standards of National Instrument 51-101. This report was prepared for the Company’s corporate purposes. At the request of the Company, estimates of the Capital Gas Cost Allowance (GCA) and Tax pools have not been included. This report is included in one (1) volume and consists of an Introduction, Summary, Discussion, Constant Prices and Costs, National Instrument 51-101, and Appendices. The Introduction includes the summary of evaluation standards and procedures and pertinent author certificates; the Summary includes high-level summaries of the evaluation; and the Discussion includes general commentaries pertaining to the evaluation of the P&NG reserves. The Constant Prices and Costs section includes constant prices at August 31, 2011, for purposes of the Securities and Exchange Commission (SEC). The National Instrument 51-101 section presents Form 51-101F2 ― Report on Reserves Data by Independent Qualified Reserves Evaluator or Auditor, and Tables 1 to 5 using Forecast Prices and Costs and Table 6 - Reconciliation of Company Gross Reserves (Before Royalty) by Principal Product Type. Reserves definitions, product price forecasts, abbreviations, units, conversion factors and general evaluation parameters are included in Appendices A, B, C, and D. This report also contains detailed descriptions and evaluations for the individual properties (areas), on a property-by-property basis, including the following: Summary of the property evaluation; Summary of Pertinent Data; Table 1 – Well List/Reservoir Data; Table 2 - Summary of the estimates of proved and probable natural gas reserves and net present values; 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

Introduction — Page 2 Table 3 - Forecasts of proved and probable natural gas production, revenue, and net present values, before income taxes; Table 4 – Entity Interests; Production history plots. Field Operations In the preparation of this evaluation, a field inspection of the properties was not performed. The relevant engineering data were made available by the Company or obtained from public sources and the non-confidential files at Sproule. No material information regarding the reserves evaluation would have been obtained by an on-site visit. Historical Data, Interests and Burdens 1. Al l historical production, revenue and expense data, product prices actually received, and other data that were obtained from the Company or from public sources were accepted as represented, without any further investigation by Sproule. 2. Property descriptions, details of interests held, and well data, as supplied by the Company, were accepted as represented. No investigation was made into either the legal titles held or any operating agreements in place relating to the subject properties. 3. Lessor and overriding royalties and other burdens were obtained from the Company. No further investigation was undertaken by Sproule. 4. Sproule reserves the right to review all calculations made, referred to or included in this report and to revise the estimates as a result of erroneous data supplied by the Company or information that exists but was not made available to us, which becomes known subsequent to the preparation of this report. Evaluation Standards This report has been prepared by Sproule using current geological and engineering knowledge, techniques and computer software. It has been prepared within the Code of Ethics of the Association of Professional Engineers, Geologists and Geophysicists of Alberta 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

Introduction — Page 3 (“APEGGA”). This report adheres in all material aspects to the “best practices” recommended in the COGE Handbook which are in accordance with principles and definitions established by the Calgary Chapter of the Society of Petroleum Evaluation Engineers. The COGE Handbook is incorporated by reference in National Instrument 51-101. Evaluation Procedures 1. The Company provided Sproule with recent revenue statements to determine certain economic parameters. 2. The forecast of the natural gas price used in this evaluation was based on Sproule’s August 31, 2011 price forecasts. Further discussion is included in Appendix B. 3. The constant price used in this report complies with the Securities & Exchange Commission’s (SEC) regulations. It was calculated as the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12-month period prior to the end of the reporting period. 4. Well abandonment and disconnect costs were included in this report at the entity level for wells which have reserves assigned. No allowances for reclamation or salvage values were made. Further discussion is included in Appendix D. 5. For this evaluation, Sproule worked on the reserves evaluation model, Value Navigator (ValNav). The functionality of the program is not the responsibility of Sproule, and results were accepted as calculated by the model. Sproule’s responsibility is limited to the quality of the data input and reasonableness of the outcoming results. Evaluation Results 1. The analysis of individual properties as reported herein was conducted within the context and scope of an evaluation of a unique group of properties in aggregate. Use of this report outside of this scope may not be appropriate. 2. The accuracy of reserves estimates and associated economic analysis is, in part, a function of the quality and quantity of available data and of engineering and geological interpretation and judgment. Given the data provided at the time this report was prepared, the estimates presented herein are considered reasonable. However, they should be accepted with the understanding that reservoir and financial performance 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

Introduction — Page 4 subsequent to the date of the estimates may necessitate revision. These revisions may be material. 3. The net present values of the reserves presented in this report simply represent discounted future cash flow values at several discount rates. Though net present values form an integral part of fair market value estimations, without consideration for other economic criteria, they are not to be construed as Sproule’s opinion of fair market value. 4. Due to rounding, certain totals may not be consistent from one presentation to the next. BOE Cautionary Statement BOE’s (or ‘McfGE’s’ or other applicable units of equivalency) may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl (or ‘An McfGE conversion ratio of 1 bbl:6 Mcf’) is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Forward-Looking Statements This report may contain forward-looking statements including expectations of future production revenues and capital expenditures. Information concerning reserves may also be deemed to be forward-looking as estimates involve the implied assessment that the reserves described can be profitably produced in future. These statements are based on current expectations that involve a number of risks and uncertainties, which could cause actual results to differ from those anticipated. These risks include, but are not limited to: the underlying risks of the oil and gas industry (i.e., corporate commitment, regulatory approval, operational risks in development, exploration and production); potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the uncertainty of reserves estimations; the uncertainty of estimates and projections relating to production; costs and expenses; health, safety and environmental factors; commodity prices; and exchange rate fluctuation. Exclusivity This report has been prepared for the exclusive use of Eagleford Energy Inc. It may not be reproduced, distributed, or made available to any other company or person, regulatory body, or organization without the knowledge and written consent of Sproule, and without the complete contents of the report being made available to that party. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

Introduction — Page 5 Certification Report Preparation The report entitled “Evaluation of the P&NG Reserves of Eagleford Energy Inc. (As of August 31, 2011)” was prepared by the following Sproule personnel: Original Signed by Attila A. Szabo, P.Eng. _______________________________ Attila A. Szabo, P.Eng. Project Leader; Senior Petroleum Engineer and Partner _07_/_10_/2011 dd/mm/yr Sproule Executive Endorsement This report has been reviewed and endorsed by the following Executive of Sproule: Original Signed by Harry J. Helwerda, P.Eng., FEC _______________________________ Harry J. Helwerda, P.Eng., FEC Executive Vice-President and Director _07_/_10_/2011 dd/mm/yr Permit to Practice Sproule Associates Limited is a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta and our permit number is P00417. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

Introduction — Page 6 Certificate Attila A. Szabo, B.Sc., P.Eng. I, Attila A. Szabo, Senior Petroleum Engineer and Partner, of Sproule, 900, 140 Fourth Ave SW, Calgary, Alberta, declare the following: 1. I hold the following degree: a. B.Sc., Chemical Engineering (1980), University of Calgary, Calgary, Alberta, Canada 2. I am a registered professional: a. Professional Engineer (P.Eng.) Province of Alberta, Canada 3. I am a member of the following professional organizations: a. Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA) b. Society of Petroleum Engineers (SPE) c. Society of Petroleum Evaluation Engineers (SPEE) 4. I am a qualified reserves evaluator and reserves auditor as defined in National Instrument 51-101. 5. My contribution to the report entitled “Evaluation of the P&NG Reserves of Eagleford Energy Inc. (As of August 31, 2011)” is based on my engineering knowledge and the data provided to me by the Company, from public sources, and from the non-confidential files of Sproule. I did not undertake a field inspection of the properties. 6. I have no interest, direct or indirect, nor do I expect to receive any interest, direct or indirect, in the properties described in the above-named report or in the securities of Eagleford Energy Inc. Original Signed by Attila A. Szabo, P.Eng. Attila A. Szabo, P.Eng. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

Introduction — Page 7 Certificate Harry J. Helwerda, B.Sc., P.Eng., FEC I, Harry J. Helwerda, Executive Vice-President, and Director of Sproule, 900, 140 Fourth Ave SW, Calgary, Alberta, declare the following: 1. I hold the following degree: a. B.Sc. Civil Engineering (1978) University of Calgary, Calgary AB, Canada 2. I am a registered professional: a. Professional Engineer (P.Eng.) Province of Alberta, Canada 3. I have been bestowed with the designation Fellow Engineers Canada (FEC) 4. I am a member of the following professional organizations: a. Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA) b. Society of Petroleum Engineers (SPE) c. Society of Petroleum Evaluation Engineers (SPEE) 5. I am a qualified reserves evaluator and reserves auditor as defined in National Instrument 51-101. 6. My contribution to the report entitled “Evaluation of the P&NG Reserves of Eagleford Energy Inc. (As of August 31, 2011)” is based on my engineering knowledge and the data provided to me by the Company, from public sources, and from the non-confidential files of Sproule. I did not undertake a field inspection of the properties. 7. I have no interest, direct or indirect, nor do I expect to receive any interest, direct or indirect, in the properties described in the above-named report or in the securities of Eagleford Energy Inc. Original Signed by Harry J. Helwerda, P.Eng., FEC Harry J. Helwerda, P.Eng., FEC 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

Summary — Page 1 Summary Table S-1 summarizes our evaluation, before income taxes, of the P&NG reserves of Eagleford Energy Inc., as of August 31, 2011. Changes to royalties enacted by legislation in Alberta have been included in the report. The reserves definitions and ownership classification used in this evaluation are the standards defined by COGEH reserve definitions and consistent with NI 51-101 and used by Sproule. The natural gas reserves are presented in millions of cubic feet, at base conditions of 14.65 psia and 60 degrees Fahrenheit. The net present values of the reserves are presented (on a before tax basis) in Canadian dollars and are based on annual projections of net revenue, which were discounted at various rates using the mid-period discounting method. These rates are 5, 10, 15 and 20 percent and undiscounted. The price forecasts that formed the basis for the revenue projections in the evaluation were based on Sproule’s August 31, 2011 pricing model. Table S-2 presents a summary of selected forecasts. Summary forecasts of production and net revenue for the various reserves categories are presented in Tables S-3 through S-3B, respectively. Well abandonment and disconnect costs have been included in this report at the entity level for all wells assigned reserves and are summarized in the Corporate totals for the various reserves categories. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

111004 03:19 SAL V110831 Esc admin Default Scenario Consolidation 18388 1 of 1 S1

Table S-1

Eagleford Energy Inc.

Consolidation

SUMMARY OF THE EVALUATION OF THE P.& N.G. RESERVES

(As of Date: 2011-08-31)

	Remaining Reserves			Net Present Values Before Income Taxes				
	Gross	Company						
	100%	Gross	Net	@ 0%	@ 5%	@ 10%	@ 15%	@ 20%
				M$	M$	M$	M$	M$
Non-Assoc, Assoc Gas (MMcf)								
Proved Developed Producing	3901	203	161	444	288	205	155	124
Probable Developed Producing	1276	66	49	182	77	39	23	15
Total Proved+Probable	5177	269	211	626	365	243	178	139
Grand Total (Mboe)								
Proved Developed Producing	650.1	33.8	26.9	444	288	205	155	124
Probable Developed Producing	212.7	11.1	8.2	182	77	39	23	15
Total Proved+Probable	862.9	44.8	35.1	626	365	243	178	139

Sproule

Summary

Table S-2
Summary of Selected Price Forecasts
(Effective August 31, 2011)

Year	WTI Cushing[a] Oklahoma ($US/bbl)	Edmonton Par Price 40° API ($Cdn/bbl)	Alberta AECO-C Spot ($Cdn/MMBTU)	Henry Hub ($US/MMBtu)
Historical				
2006	66.09	73.30	7.16	7.23
2007	72.27	77.06	6.65	6.86
2008	99.59	102.85	8.15	9.04
2009	61.63	66.20	4.19	4.01
2010	79.43	77.80	4.16	4.39
Forecast				
2011	90.28	87.42	3.55	4.12
2012	93.23	90.32	3.94	4.52
2013	95.58	92.62	4.41	4.99
2014	95.97	92.99	5.21	5.80
2015	97.42	94.41	6.43	7.04
2016	99.37	96.32	6.57	7.18
2017	101.35	98.26	6.71	7.32
2018	103.38	100.25	6.86	7.47
2019	105.45	102.27	7.00	7.62
2020	107.56	104.33	7.15	7.77
2021	109.71	106.44	7.31	7.92
Escalation rate of 2% thereafter				

Note:

a. 40 degrees API, 0.4% sulphur

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Sproule

111004 03:19 SAL V110831 Esc admin Default Scenario Eagleford Energy Inc. Consolidation 18388 1 of 1 H4

Table S-3

Proved+Probable

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date: 2011-08-31)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	0.0	0.0	0	5177	0.0	0.0	0.0	0.0	0.0	0.0	862.9
Co Grs	0.0	0.0	0	269	0.0	0.0	0.0	0.0	0.0	0.0	44.8
Co Net	0.0	0.0	0	211	0.0	0.0	0.0	0.0	0.0	0.0	35.1

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SK Tax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	0	633	0	6	0	626
5.0	0	366	0	1	0	365
8.0	0	283	0	0	0	282
10.0	0	244	0	0	0	243
12.0	0	213	0	0	0	213
15.0	0	178	0	0	0	178
20.0	0	139	0	0	0	139
25.0	0	113	0	0	0	113

Reserve Life = 38.2 yrs   Reserve Half Life = 9.2 yrs   BOE Reserve Index = 14.3

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date: 2011-08-31)

Year	Oil Comp Grs	Gas Comp Grs	BOE Comp Grs	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	0	52	9	0	24	0	4	0	14	0	0	0	5
2012	0	50	8	0	75	0	15	0	41	0	0	0	19
2013	0	47	8	0	78	0	17	0	40	0	0	0	22
2014	0	44	7	0	86	0	21	0	39	0	0	0	27
2015	0	41	7	0	99	0	27	0	38	0	0	0	34
2016	0	39	6	0	95	0	26	0	36	0	0	0	33
2017	0	36	6	0	91	0	24	0	35	0	0	0	32
2018	0	34	6	0	87	0	22	0	34	0	0	0	30
2019	0	32	5	0	83	0	21	0	34	0	0	0	29
2020	0	30	5	0	80	0	19	0	33	0	0	0	28
2021	0	28	5	0	76	0	17	0	32	0	0	0	28
2022	0	26	4	0	73	0	15	0	31	0	0	0	27
2023	0	25	4	0	70	0	14	0	30	0	0	0	26
2024	0	23	4	0	67	0	13	0	30	0	0	0	25
2025	0	22	4	0	64	0	11	0	29	0	0	0	23
2026	0	20	3	0	61	0	10	0	28	0	0	0	22
2027	0	19	3	0	58	0	9	0	28	0	0	0	21
2028	0	18	3	0	56	0	8	0	27	0	0	0	20
2029	0	17	3	0	53	0	7	0	27	0	0	0	19
2030	0	16	3	0	51	0	7	0	26	0	0	0	18
SubT				0	1428	0	306	0	633	0	0	0	489
19yr				0	574	0	42	0	387	0	0	6	138
Total				0	2001	0	349	0	1020	0	0	6	626
Discounted	5%			0	1121	0	226	0	530	0	0	1	365
Cash	10%			0	747	0	162	0	342	0	0	0	243
Streams	15%			0	554	0	124	0	251	0	0	0	178
	20%			0	439	0	100	0	200	0	0	0	139

Sproule

111004 03:19 SAL V110831 Esc admin Default Scenario Eagleford Energy Inc. Consolidation 18388 1 of 1 H4

Table S-3A

Proved Developed Producing

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	0.0	0.0	0	3901	0.0	0.0	0.0	0.0	0.0	0.0	650.1
Co Grs	0.0	0.0	0	203	0.0	0.0	0.0	0.0	0.0	0.0	33.8
Co Net	0.0	0.0	0	161	0.0	0.0	0.0	0.0	0.0	0.0	26.9

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SK Tax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	0	449	0	5	0	444
5.0	0	290	0	1	0	288
8.0	0	233	0	1	0	233
10.0	0	205	0	0	0	205
12.0	0	182	0	0	0	182
15.0	0	155	0	0	0	155
20.0	0	124	0	0	0	124
25.0	0	102	0	0	0	102

Reserve Life = 30.2 yrs Reserve Half Life = 7.1 yrs BOE Reserve Index = 11.2

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Oil Comp Grs	Gas Comp Grs	BOE Comp Grs	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	0	51	8	0	23	0	4	0	14	0	0	0	5
2012	0	48	8	0	72	0	14	0	40	0	0	0	18
2013	0	44	7	0	73	0	15	0	38	0	0	0	20
2014	0	41	7	0	79	0	18	0	36	0	0	0	25
2015	0	37	6	0	90	0	23	0	35	0	0	0	32
2016	0	34	6	0	84	0	21	0	33	0	0	0	30
2017	0	32	5	0	79	0	19	0	32	0	0	0	28
2018	0	29	5	0	74	0	17	0	31	0	0	0	27
2019	0	27	4	0	70	0	15	0	30	0	0	0	26
2020	0	25	4	0	66	0	13	0	29	0	0	0	25
2021	0	23	4	0	62	0	11	0	28	0	0	0	23
2022	0	21	3	0	58	0	9	0	27	0	0	0	22
2023	0	19	3	0	54	0	8	0	26	0	0	0	20
2024	0	18	3	0	51	0	7	0	25	0	0	0	19
2025	0	16	3	0	48	0	6	0	24	0	0	0	18
2026	0	15	3	0	45	0	5	0	24	0	0	0	16
2027	0	14	2	0	42	0	4	0	23	0	0	0	15
2028	0	13	2	0	40	0	3	0	23	0	0	0	14
2029	0	12	2	0	37	0	3	0	22	0	0	0	12
2030	0	11	2	0	35	0	2	0	22	0	0	0	11
SubT				0	1184	0	217	0	561	0	0	0	406
11yr				0	216	0	11	0	162	0	0	5	38
Total				0	1400	0	228	0	722	0	0	5	444
Discounted Cash Streams		5%		0	885	0	162	0	433	0	0	1	288
		10%		0	627	0	124	0	299	0	0	0	205
		15%		0	481	0	99	0	227	0	0	0	155
		20%		0	389	0	81	0	184	0	0	0	124

Sproule

111004 03:19 SAL V110831 Esc admin Default Scenario Eagleford Energy Inc. Consolidation 18388 1 of 1 H4

Table S-3B

Probable

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Reserves

	LtMed Oil Mbbl	Heavy Oil Mbbl	Solution Gas MMcf	Non-Assoc Assoc Gas MMcf	Ethane Mbbl	Propane Mbbl	Butane Mbbl	Pentanes Plus Mbbl	Total NGL Mbbl	Sulphur MLt	Equiv Oil Mboe
Gross	0.0	0.0	0	1276	0.0	0.0	0.0	0.0	0.0	0.0	212.7
Co Grs	0.0	0.0	0	66	0.0	0.0	0.0	0.0	0.0	0.0	11.1
Co Net	0.0	0.0	0	49	0.0	0.0	0.0	0.0	0.0	0.0	8.2

Net Present Value

Discount Rate %	Total Net Capital M$	Before Tax Net Rev M$	ARTC Cap GCA M$	Aband Cost M$	SK Tax Overhead M$	Before Tax Cash Flow M$
0.0	0	183	0	1	0	182
5.0	0	76	0	0	0	77
8.0	0	50	0	0	0	50
10.0	0	39	0	0	0	39
12.0	0	31	0	0	0	31
15.0	0	23	0	0	0	23
20.0	0	15	0	0	0	15
25.0	0	11	0	0	0	11

Reserve Life = 38.2 yrs   Reserve Half Life = 19.4 yrs   BOE Reserve Index = 90.4

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Oil Comp Grs bbl/d	Gas Comp Grs Mcf/d	BOE Comp Grs boe/d	Oil Rev M$	Gas Rev M$	Other Rev M$	Total Crown M$	Non-Crown M$	Lease Expen M$	Other Expen M$	Total Cap M$	Aband Etc M$	BTax Cash Flow M$
2011	0	2	0	0	1	0	0	0	0	0	0	0	0
2012	0	2	0	0	3	0	1	0	1	0	0	0	1
2013	0	3	0	0	5	0	1	0	2	0	0	0	1
2014	0	4	1	0	7	0	2	0	2	0	0	0	2
2015	0	4	1	0	10	0	4	0	3	0	0	0	3
2016	0	4	1	0	11	0	5	0	3	0	0	0	3
2017	0	5	1	0	12	0	5	0	3	0	0	0	3
2018	0	5	1	0	13	0	5	0	4	0	0	0	4
2019	0	5	1	0	13	0	6	0	4	0	0	0	4
2020	0	5	1	0	14	0	6	0	4	0	0	0	4
2021	0	5	1	0	15	0	6	0	4	0	0	0	4
2022	0	5	1	0	15	0	6	0	4	0	0	0	5
2023	0	5	1	0	15	0	6	0	4	0	0	0	5
2024	0	5	1	0	16	0	6	0	5	0	0	0	5
2025	0	5	1	0	16	0	6	0	5	0	0	0	6
2026	0	5	1	0	16	0	5	0	5	0	0	0	6
2027	0	5	1	0	16	0	5	0	5	0	0	0	6
2028	0	5	1	0	16	0	5	0	5	0	0	0	7
2029	0	5	1	0	16	0	5	0	5	0	0	0	7
2030	0	5	1	0	16	0	4	0	5	0	0	0	7
SubT				0	244	0	89	0	72	0	0	0	83
19yr				0	357	0	31	0	226	0	0	1	99
Total				0	601	0	120	0	298	0	0	1	182
Discounted	5%			0	236	0	63	0	97	0	0	0	77
Cash	10%			0	120	0	38	0	43	0	0	0	39
Streams	15%			0	73	0	26	0	24	0	0	0	23
	20%			0	50	0	18	0	16	0	0	0	15

Sproule

Discussion — Page 1 Discussion The Company’s P&NG reserves are located in the province of Alberta, Canada. Reserves and Production The natural gas reserves were estimated from production decline curve analyses. Forecasts of net revenue were prepared by predicting annual production from the reserves, and product prices. Annual production was forecast taking into account historical production trends of the Company’s producing wells, applicable regulatory conditions, existing or anticipated contract rates, and by comparison with other wells in the vicinity producing from similar reservoirs. Net Present Values The estimates of the P&NG reserves and their respective net present values, summarized by property and by reserves category, before income taxes, are presented in Table D-1. Detailed forecasts of production and net revenue for the various reserves categories for the Company are presented in Tables D-2 through D-2B. Well abandonment and disconnect costs are included at the entity level for all entities that have reserves assigned. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

111004 03:20 SAL V110831 Esc admin Default Scenario (default) 18388 1 of 1 S5

Table D-1

Eagleford Energy Inc.

Default Scenario

SUMMARY OF THE EVALUATION OF THE P.&N.G. RESERVES

(As of Date: 2011-08-31)

	Lt, Med, Heavy Oil			Non-Assoc., Assoc. Gas / Solution Gas			Natural Gas Liquids / Sulphur			Net Present Values Before Income Taxes			
	Remaining Reserves	Company Reserves		Remaining Reserves	Company Reserves		Remaining Reserves	Company Reserves					
		Gross	Net		Gross	Net		Gross	Net	@ 0%	@ 5%	@ 10%	@ 15%
	Mbbl	Mbbl	Mbbl	MMcf MMcf	MMcf MMcf	MMcf MMcf	Mbbl MLt	Mbbl MLt	Mbbl MLt	M$	M$	M$	M$
Eagleford Energy Inc.													
PDP				3901	203	161				444	288	205	155
TP				3901	203	161				444	288	205	155
PBDP				1276	66	49				182	77	39	23
TPP				5177	269	211				626	365	243	178
Botha													
PDP				3901	203	161				444	288	205	155
TP				3901	203	161				444	288	205	155
PBDP				1276	66	49				182	77	39	23
TPP				5177	269	211				626	365	243	178

Sproule

111004 03:20 SAL V110831 Esc admin Default Scenario Eagleford Energy Inc. Consolidation 18388 1 of 1 H4

Table D-2

Proved+Probable

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	0.0	0.0	0	5177	0.0	0.0	0.0	0.0	0.0	0.0	862.9
Co Grs	0.0	0.0	0	269	0.0	0.0	0.0	0.0	0.0	0.0	44.8
Co Net	0.0	0.0	0	211	0.0	0.0	0.0	0.0	0.0	0.0	35.1

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SK Tax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	0	633	0	6	0	626
5.0	0	366	0	1	0	365
8.0	0	283	0	0	0	282
10.0	0	244	0	0	0	243
12.0	0	213	0	0	0	213
15.0	0	178	0	0	0	178
20.0	0	139	0	0	0	139
25.0	0	113	0	0	0	113

Reserve Life = 38.2 yrs Reserve Half Life = 9.2 yrs BOE Reserve Index = 14.3

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Oil Comp Grs	Gas Comp Grs	BOE Comp Grs	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	0	52	9	0	24	0	4	0	14	0	0	0	5
2012	0	50	8	0	75	0	15	0	41	0	0	0	19
2013	0	47	8	0	78	0	17	0	40	0	0	0	22
2014	0	44	7	0	86	0	21	0	39	0	0	0	27
2015	0	41	7	0	99	0	27	0	38	0	0	0	34
2016	0	39	6	0	95	0	26	0	36	0	0	0	33
2017	0	36	6	0	91	0	24	0	35	0	0	0	32
2018	0	34	6	0	87	0	22	0	34	0	0	0	30
2019	0	32	5	0	83	0	21	0	34	0	0	0	29
2020	0	30	5	0	80	0	19	0	33	0	0	0	28
2021	0	28	5	0	76	0	17	0	32	0	0	0	28
2022	0	26	4	0	73	0	15	0	31	0	0	0	27
2023	0	25	4	0	70	0	14	0	30	0	0	0	26
2024	0	23	4	0	67	0	13	0	30	0	0	0	25
2025	0	22	4	0	64	0	11	0	29	0	0	0	23
2026	0	20	3	0	61	0	10	0	28	0	0	0	22
2027	0	19	3	0	58	0	9	0	28	0	0	0	21
2028	0	18	3	0	56	0	8	0	27	0	0	0	20
2029	0	17	3	0	53	0	7	0	27	0	0	0	19
2030	0	16	3	0	51	0	7	0	26	0	0	0	18
SubT				0	1428	0	306	0	633	0	0	0	489
19yr				0	574	0	42	0	387	0	0	6	138
Total				0	2001	0	349	0	1020	0	0	6	626
Discounted		5%		0	1121	0	226	0	530	0	0	1	365
Cash		10%		0	747	0	162	0	342	0	0	0	243
Streams		15%		0	554	0	124	0	251	0	0	0	178
		20%		0	439	0	100	0	200	0	0	0	139

Sproule

111004 03:20 SAL V110831 Esc admin Default Scenario Eagleford Energy Inc. Consolidation 18388 1 of 1 H1

Table D-2

Proved+Probable

Eagleford Energy Inc.

Prod. Start: 2011-09-01

PRODUCTION AND PRICE FORECAST

(As of Date: 2011-08-31)

Year	Gas Wells	Gas Daily Mcf/d	Gas Gross MMcf	Gas Co Grs MMcf	Gas Co Net MMcf	Gas Price $/Mcf
2011	2	1007	123	6	5	3.70
2012	2	965	353	18	14	4.09
2013	2	904	330	17	13	4.56
2014	2	848	309	16	11	5.36
2015	2	795	290	15	10	6.58
2016	2	745	273	14	10	6.72
2017	2	698	255	13	9	6.86
2018	2	655	239	12	9	7.01
2019	2	614	224	12	8	7.15
2020	2	575	211	11	8	7.30
2021	2	539	197	10	8	7.46
2022	2	506	185	10	7	7.61
2023	2	474	173	9	7	7.76
2024	2	445	163	8	7	7.91
2025	2	417	152	8	6	8.06
2026	2	391	143	7	6	8.22
2027	2	366	134	7	6	8.38
2028	2	343	126	7	5	8.55
2029	2	322	118	6	5	8.71
2030	2	302	110	6	5	8.89
SubT			4106	213	160	
19yr			1071	56	51	
Total			5177	269	211	

Sproule

111004 03:20 SAL V110831 Esc admin Default Scenario Eagleford Energy Inc. Consolidation 18388 1 of 1 H2

Table D-2

Proved+Probable

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

	Revenue						Royalties						
Year	Oil	Gas	NGL	Sul	Roy	Other Income	Crown	Adjust	FH/ Indian	ORR	Min Taxes	Opex	NPI/ Other Expense
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	0	24	0	0	0	0	5	0	0	0	0	14	0
2012	0	75	0	0	0	0	16	1	0	0	0	41	0
2013	0	78	0	0	0	0	18	1	0	0	0	40	0
2014	0	86	0	0	0	0	22	1	0	0	0	39	0
2015	0	99	0	0	0	0	29	1	0	0	0	38	0
2016	0	95	0	0	0	0	27	1	0	0	0	36	0
2017	0	91	0	0	0	0	25	1	0	0	0	35	0
2018	0	87	0	0	0	0	23	1	0	0	0	34	0
2019	0	83	0	0	0	0	21	1	0	0	0	34	0
2020	0	80	0	0	0	0	20	1	0	0	0	33	0
2021	0	76	0	0	0	0	18	1	0	0	0	32	0
2022	0	73	0	0	0	0	16	1	0	0	0	31	0
2023	0	70	0	0	0	0	15	1	0	0	0	30	0
2024	0	67	0	0	0	0	13	1	0	0	0	30	0
2025	0	64	0	0	0	0	12	1	0	0	0	29	0
2026	0	61	0	0	0	0	11	0	0	0	0	28	0
2027	0	58	0	0	0	0	10	0	0	0	0	28	0
2028	0	56	0	0	0	0	9	0	0	0	0	27	0
2029	0	53	0	0	0	0	8	0	0	0	0	27	0
2030	0	51	0	0	0	0	7	0	0	0	0	26	0
SubT	0	1428	0	0	0	0	322	16	0	0	0	633	0
19yr	0	574	0	0	0	0	44	2	0	0	0	387	0
Total	0	2001	0	0	0	0	366	17	0	0	0	1020	0

		Capital											
Year	Oper Inc	CEE	CDE	CCA	COGPE	Total Capital	Net Rev	Cum Net Rev	ARTC	Aband Cost	SK Tax	Cash Flow	Cum Cash Flow
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	5	0	0	0	0	0	5	5	0	0	0	5	5
2012	19	0	0	0	0	0	19	25	0	0	0	19	25
2013	22	0	0	0	0	0	22	46	0	0	0	22	46
2014	27	0	0	0	0	0	27	73	0	0	0	27	73
2015	34	0	0	0	0	0	34	108	0	0	0	34	108
2016	33	0	0	0	0	0	33	141	0	0	0	33	141
2017	32	0	0	0	0	0	32	172	0	0	0	32	172
2018	30	0	0	0	0	0	30	203	0	0	0	30	203
2019	29	0	0	0	0	0	29	232	0	0	0	29	232
2020	28	0	0	0	0	0	28	260	0	0	0	28	260
2021	28	0	0	0	0	0	28	288	0	0	0	28	288
2022	27	0	0	0	0	0	27	315	0	0	0	27	315
2023	26	0	0	0	0	0	26	340	0	0	0	26	340
2024	25	0	0	0	0	0	25	365	0	0	0	25	365
2025	23	0	0	0	0	0	23	388	0	0	0	23	388
2026	22	0	0	0	0	0	22	410	0	0	0	22	410
2027	21	0	0	0	0	0	21	431	0	0	0	21	431
2028	20	0	0	0	0	0	20	452	0	0	0	20	452
2029	19	0	0	0	0	0	19	471	0	0	0	19	471
2030	18	0	0	0	0	0	18	489	0	0	0	18	489
SubT	489	0	0	0	0	0	489		0	0	0	489	
19yr	144	0	0	0	0	0	144		0	6	0	138	
Total	633	0	0	0	0	0	633		0	6	0	626	

	Discounted Cash Streams NPV (M$)						
discR%	5	10	12	15	18	20	25
BT Net	366	244	213	178	153	139	113
BT Cash Flow	365	243	213	178	152	139	113

Sproule

111004 03:20 SAL V110831 Esc admin Default Scenario Eagleford Energy Inc. Consolidation 18388 1 of 1 H4

Table D-2A

Proved Developed Producing

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Reserves

	LtMed Oil Mbbl	Heavy Oil Mbbl	Solution Gas MMcf	Non-Assoc Assoc Gas MMcf	Ethane Mbbl	Propane Mbbl	Butane Mbbl	Pentanes Plus Mbbl	Total NGL Mbbl	Sulphur MLt	Equiv Oil Mboe
Gross	0.0	0.0	0	3901	0.0	0.0	0.0	0.0	0.0	0.0	650.1
Co Grs	0.0	0.0	0	203	0.0	0.0	0.0	0.0	0.0	0.0	33.8
Co Net	0.0	0.0	0	161	0.0	0.0	0.0	0.0	0.0	0.0	26.9

Net Present Value

Discount Rate %	Total Net Capital M$	Before Tax Net Rev M$	ARTC Cap GCA M$	Aband Cost M$	SK Tax Overhead M$	Before Tax Cash Flow M$
0.0	0	449	0	5	0	444
5.0	0	290	0	1	0	288
8.0	0	233	0	1	0	233
10.0	0	205	0	0	0	205
12.0	0	182	0	0	0	182
15.0	0	155	0	0	0	155
20.0	0	124	0	0	0	124
25.0	0	102	0	0	0	102

Reserve Life = 30.2 yrs Reserve Half Life = 7.1 yrs BOE Reserve Index = 11.2

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year		Oil Comp Grs bbl/d	Gas Comp Grs Mcf/d	BOE Comp Grs boe/d	Oil Rev M$	Gas Rev M$	Other Rev M$	Total Crown M$	Non-Crown M$	Lease Expen M$	Other Expen M$	Total Cap M$	Aband Etc M$	BTax Cash Flow M$
2011		0	51	8	0	23	0	4	0	14	0	0	0	5
2012		0	48	8	0	72	0	14	0	40	0	0	0	18
2013		0	44	7	0	73	0	15	0	38	0	0	0	20
2014		0	41	7	0	79	0	18	0	36	0	0	0	25
2015		0	37	6	0	90	0	23	0	35	0	0	0	32
2016		0	34	6	0	84	0	21	0	33	0	0	0	30
2017		0	32	5	0	79	0	19	0	32	0	0	0	28
2018		0	29	5	0	74	0	17	0	31	0	0	0	27
2019		0	27	4	0	70	0	15	0	30	0	0	0	26
2020		0	25	4	0	66	0	13	0	29	0	0	0	25
2021		0	23	4	0	62	0	11	0	28	0	0	0	23
2022		0	21	3	0	58	0	9	0	27	0	0	0	22
2023		0	19	3	0	54	0	8	0	26	0	0	0	20
2024		0	18	3	0	51	0	7	0	25	0	0	0	19
2025		0	16	3	0	48	0	6	0	24	0	0	0	18
2026		0	15	3	0	45	0	5	0	24	0	0	0	16
2027		0	14	2	0	42	0	4	0	23	0	0	0	15
2028		0	13	2	0	40	0	3	0	23	0	0	0	14
2029		0	12	2	0	37	0	3	0	22	0	0	0	12
2030		0	11	2	0	35	0	2	0	22	0	0	0	11
SubT					0	1184	0	217	0	561	0	0	0	406
11yr					0	216	0	11	0	162	0	0	5	38
Total					0	1400	0	228	0	722	0	0	5	444
Discounted	5%				0	885	0	162	0	433	0	0	1	288
Cash	10%				0	627	0	124	0	299	0	0	0	205
Streams	15%				0	481	0	99	0	227	0	0	0	155
	20%				0	389	0	81	0	184	0	0	0	124

Sproule

111004 03:20 SAL V110831 Esc admin Default Scenario Eagleford Energy Inc. Consolidation 18388 1 of 1 H1

Table D-2A

Proved Developed Producing

Eagleford Energy Inc.

Prod. Start: 2011-09-01

PRODUCTION AND PRICE FORECAST

(As of Date: 2011-08-31)

Year	Gas Wells	Gas Daily Mcf/d	Gas Gross MMcf	Gas Co Grs MMcf	Gas Co Net MMcf	Gas Price $/Mcf
2011	2	974	119	6	5	3.70
2012	2	922	337	18	13	4.09
2013	2	848	310	16	12	4.56
2014	2	780	285	15	11	5.36
2015	2	718	262	14	10	6.58
2016	2	661	242	13	9	6.72
2017	2	608	222	12	8	6.86
2018	2	560	204	11	8	7.01
2019	2	515	188	10	7	7.15
2020	2	474	174	9	7	7.30
2021	2	437	159	8	7	7.46
2022	2	402	147	8	6	7.61
2023	2	370	135	7	6	7.76
2024	2	341	125	6	5	7.91
2025	2	314	114	6	5	8.06
2026	2	289	105	5	5	8.22
2027	2	266	97	5	5	8.38
2028	2	245	90	5	4	8.55
2029	2	225	82	4	4	8.71
2030	2	208	76	4	4	8.89
SubT			3473	181	140	
11yr			428	22	21	
Total			3901	203	161	

Sproule

111004 03:20 SAL V110831 Esc admin Default Scenario Eagleford Energy Inc. Consolidation 18388 1 of 1 H2

Table D-2A

Proved Developed Producing

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Revenue: Oil M$	Revenue: Gas M$	Revenue: NGL M$	Revenue: Sul M$	Revenue: Roy M$	Revenue: Other Income M$	Royalties: Crown M$	Royalties: Adjust M$	Royalties: FH/ Indian M$	Royalties: ORR M$	Royalties: Min Taxes M$	Opex M$	NPI/ Other Expense M$
2011	0	23	0	0	0	0	4	0	0	0	0	14	0
2012	0	72	0	0	0	0	15	1	0	0	0	40	0
2013	0	73	0	0	0	0	16	1	0	0	0	38	0
2014	0	79	0	0	0	0	19	1	0	0	0	36	0
2015	0	90	0	0	0	0	24	1	0	0	0	35	0
2016	0	84	0	0	0	0	22	1	0	0	0	33	0
2017	0	79	0	0	0	0	20	1	0	0	0	32	0
2018	0	74	0	0	0	0	17	1	0	0	0	31	0
2019	0	70	0	0	0	0	15	1	0	0	0	30	0
2020	0	66	0	0	0	0	13	1	0	0	0	29	0
2021	0	62	0	0	0	0	12	1	0	0	0	28	0
2022	0	58	0	0	0	0	10	0	0	0	0	27	0
2023	0	54	0	0	0	0	8	0	0	0	0	26	0
2024	0	51	0	0	0	0	7	0	0	0	0	25	0
2025	0	48	0	0	0	0	6	0	0	0	0	24	0
2026	0	45	0	0	0	0	5	0	0	0	0	24	0
2027	0	42	0	0	0	0	4	0	0	0	0	23	0
2028	0	40	0	0	0	0	4	0	0	0	0	23	0
2029	0	37	0	0	0	0	3	0	0	0	0	22	0
2030	0	35	0	0	0	0	3	0	0	0	0	22	0
SubT	0	1184	0	0	0	0	229	11	0	0	0	561	0
11yr	0	216	0	0	0	0	12	1	0	0	0	162	0
Total	0	1400	0	0	0	0	240	12	0	0	0	722	0

Year	Oper Inc M$	Capital: CEE M$	Capital: CDE M$	Capital: CCA M$	Capital: COGPE M$	Total Capital M$	Net Rev M$	Cum Net Rev M$	ARTC M$	Aband Cost M$	SK Tax M$	Cash Flow M$	Cum Cash Flow M$
2011	5	0	0	0	0	0	5	5	0	0	0	5	5
2012	18	0	0	0	0	0	18	24	0	0	0	18	24
2013	20	0	0	0	0	0	20	44	0	0	0	20	44
2014	25	0	0	0	0	0	25	69	0	0	0	25	69
2015	32	0	0	0	0	0	32	100	0	0	0	32	100
2016	30	0	0	0	0	0	30	130	0	0	0	30	130
2017	28	0	0	0	0	0	28	159	0	0	0	28	159
2018	27	0	0	0	0	0	27	186	0	0	0	27	186
2019	26	0	0	0	0	0	26	211	0	0	0	26	211
2020	25	0	0	0	0	0	25	236	0	0	0	25	236
2021	23	0	0	0	0	0	23	259	0	0	0	23	259
2022	22	0	0	0	0	0	22	281	0	0	0	22	281
2023	20	0	0	0	0	0	20	301	0	0	0	20	301
2024	19	0	0	0	0	0	19	320	0	0	0	19	320
2025	18	0	0	0	0	0	18	338	0	0	0	18	338
2026	16	0	0	0	0	0	16	354	0	0	0	16	354
2027	15	0	0	0	0	0	15	369	0	0	0	15	369
2028	14	0	0	0	0	0	14	383	0	0	0	14	383
2029	12	0	0	0	0	0	12	395	0	0	0	12	395
2030	11	0	0	0	0	0	11	406	0	0	0	11	406
SubT	406	0	0	0	0	0	406		0	0	0	406	
11yr	44	0	0	0	0	0	44		0	5	0	38	
Total	449	0	0	0	0	0	449		0	5	0	444	

Discounted Cash Streams NPV (M$)

discR%	5	10	12	15	18	20	25
BT Net	290	205	182	155	135	124	102
BT Cash Flow	288	205	182	155	135	124	102

Sproule

111004 03:20 SAL V110831 Esc admin Default Scenario Eagleford Energy Inc. Consolidation 18388 1 of 1 H4

Table D-2B

Probable

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	0.0	0.0	0	1276	0.0	0.0	0.0	0.0	0.0	0.0	212.7
Co Grs	0.0	0.0	0	66	0.0	0.0	0.0	0.0	0.0	0.0	11.1
Co Net	0.0	0.0	0	49	0.0	0.0	0.0	0.0	0.0	0.0	8.2

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SK Tax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	0	183	0	1	0	182
5.0	0	76	0	0	0	77
8.0	0	50	0	0	0	50
10.0	0	39	0	0	0	39
12.0	0	31	0	0	0	31
15.0	0	23	0	0	0	23
20.0	0	15	0	0	0	15
25.0	0	11	0	0	0	11

Reserve Life = 38.2 yrs Reserve Half Life = 19.4 yrs BOE Reserve Index = 90.4

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Oil Comp Grs	Gas Comp Grs	BOE Comp Grs	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	0	2	0	0	1	0	0	0	0	0	0	0	0
2012	0	2	0	0	3	0	1	0	1	0	0	0	1
2013	0	3	0	0	5	0	1	0	2	0	0	0	1
2014	0	4	1	0	7	0	2	0	2	0	0	0	2
2015	0	4	1	0	10	0	4	0	3	0	0	0	3
2016	0	4	1	0	11	0	5	0	3	0	0	0	3
2017	0	5	1	0	12	0	5	0	3	0	0	0	3
2018	0	5	1	0	13	0	5	0	4	0	0	0	4
2019	0	5	1	0	13	0	6	0	4	0	0	0	4
2020	0	5	1	0	14	0	6	0	4	0	0	0	4
2021	0	5	1	0	15	0	6	0	4	0	0	0	4
2022	0	5	1	0	15	0	6	0	4	0	0	0	5
2023	0	5	1	0	15	0	6	0	4	0	0	0	5
2024	0	5	1	0	16	0	6	0	5	0	0	0	5
2025	0	5	1	0	16	0	6	0	5	0	0	0	6
2026	0	5	1	0	16	0	5	0	5	0	0	0	6
2027	0	5	1	0	16	0	5	0	5	0	0	0	6
2028	0	5	1	0	16	0	5	0	5	0	0	0	7
2029	0	5	1	0	16	0	5	0	5	0	0	0	7
2030	0	5	1	0	16	0	4	0	5	0	0	0	7
SubT				0	244	0	89	0	72	0	0	0	83
19yr				0	357	0	31	0	226	0	0	1	99
Total				0	601	0	120	0	298	0	0	1	182
Discounted Cash Streams 5%				0	236	0	63	0	97	0	0	0	77
10%				0	120	0	38	0	43	0	0	0	39
15%				0	73	0	26	0	24	0	0	0	23
20%				0	50	0	18	0	16	0	0	0	15

111004 03:20 SAL V110831 Esc admin Default Scenario Eagleford Energy Inc. Consolidation 18388 1 of 1 H1

Table D-2B

Probable

Eagleford Energy Inc.

Prod. Start: 2011-09-01

PRODUCTION AND PRICE FORECAST

(As of Date: 2011-08-31)

Year	Gas Wells	Gas Daily Mcf/d	Gas Gross MMcf	Gas Co Grs MMcf	Gas Co Net MMcf	Gas Price $/Mcf
2011	0	34	4	0	0	3.70
2012	0	43	16	1	1	4.09
2013	0	57	21	1	1	4.56
2014	0	68	25	1	1	5.36
2015	0	77	28	1	1	6.58
2016	0	84	31	2	1	6.72
2017	0	90	33	2	1	6.86
2018	0	95	35	2	1	7.01
2019	0	98	36	2	1	7.15
2020	0	101	37	2	1	7.30
2021	0	103	38	2	1	7.46
2022	0	104	38	2	1	7.61
2023	0	104	38	2	1	7.76
2024	0	104	38	2	1	7.91
2025	0	103	38	2	1	8.06
2026	0	102	37	2	1	8.22
2027	0	101	37	2	1	8.38
2028	0	99	36	2	1	8.55
2029	0	97	35	2	1	8.71
2030	0	94	34	2	1	8.89
SubT			633	33	19	
19yr			643	33	30	
Total			1276	66	49	

Sproule

111004 03:20 SAL V110831 Esc admin Default Scenario Eagleford Energy Inc. Consolidation 18388 1 of 1 H2

Table D-2B

Probable

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Revenue: Oil M$	Revenue: Gas M$	Revenue: NGL M$	Revenue: Sul M$	Revenue: Roy M$	Revenue: Other Income M$	Royalties: Crown M$	Royalties: Adjust M$	Royalties: FH/ Indian M$	Royalties: ORR M$	Royalties: Min Taxes M$	Opex M$	NPI/ Other Expense M$
2011	0	1	0	0	0	0	0	0	0	0	0	0	0
2012	0	3	0	0	0	0	1	0	0	0	0	1	0
2013	0	5	0	0	0	0	2	0	0	0	0	2	0
2014	0	7	0	0	0	0	2	0	0	0	0	2	0
2015	0	10	0	0	0	0	4	0	0	0	0	3	0
2016	0	11	0	0	0	0	5	0	0	0	0	3	0
2017	0	12	0	0	0	0	5	0	0	0	0	3	0
2018	0	13	0	0	0	0	6	0	0	0	0	4	0
2019	0	13	0	0	0	0	6	0	0	0	0	4	0
2020	0	14	0	0	0	0	6	0	0	0	0	4	0
2021	0	15	0	0	0	0	6	0	0	0	0	4	0
2022	0	15	0	0	0	0	6	0	0	0	0	4	0
2023	0	15	0	0	0	0	6	0	0	0	0	4	0
2024	0	16	0	0	0	0	6	0	0	0	0	5	0
2025	0	16	0	0	0	0	6	0	0	0	0	5	0
2026	0	16	0	0	0	0	6	0	0	0	0	5	0
2027	0	16	0	0	0	0	5	0	0	0	0	5	0
2028	0	16	0	0	0	0	5	0	0	0	0	5	0
2029	0	16	0	0	0	0	5	0	0	0	0	5	0
2030	0	16	0	0	0	0	4	0	0	0	0	5	0
SubT	0	244	0	0	0	0	93	4	0	0	0	72	0
19yr	0	357	0	0	0	0	32	1	0	0	0	226	0
Total	0	601	0	0	0	0	126	6	0	0	0	298	0

Year	Oper Inc M$	Capital: CEE M$	Capital: CDE M$	Capital: CCA M$	Capital: COGPE M$	Total Capital M$	Net Rev M$	Cum Net Rev M$	ARTC M$	Aband Cost M$	SK Tax M$	Cash Flow M$	Cum Cash Flow M$
2011	0	0	0	0	0	0	0	0	0	0	0	0	0
2012	1	0	0	0	0	0	1	1	0	0	0	1	1
2013	1	0	0	0	0	0	1	3	0	0	0	1	3
2014	2	0	0	0	0	0	2	5	0	0	0	2	5
2015	3	0	0	0	0	0	3	8	0	0	0	3	8
2016	3	0	0	0	0	0	3	10	0	0	0	3	10
2017	3	0	0	0	0	0	3	14	0	0	0	3	14
2018	4	0	0	0	0	0	4	17	0	0	0	4	17
2019	4	0	0	0	0	0	4	21	0	0	0	4	21
2020	4	0	0	0	0	0	4	25	0	0	0	4	25
2021	4	0	0	0	0	0	4	29	0	0	0	4	29
2022	5	0	0	0	0	0	5	34	0	0	0	5	34
2023	5	0	0	0	0	0	5	39	0	0	0	5	39
2024	5	0	0	0	0	0	5	44	0	0	0	5	44
2025	6	0	0	0	0	0	6	50	0	0	0	6	50
2026	6	0	0	0	0	0	6	56	0	0	0	6	56
2027	6	0	0	0	0	0	6	62	0	0	0	6	62
2028	7	0	0	0	0	0	7	69	0	0	0	7	69
2029	7	0	0	0	0	0	7	76	0	0	0	7	76
2030	7	0	0	0	0	0	7	83	0	0	0	7	83
SubT	83	0	0	0	0	0	83		0	0	0	83	
19yr	100	0	0	0	0	0	100		0	1	0	99	
Total	183	0	0	0	0	0	183		0	1	0	182	

Discounted Cash Streams NPV (M$)

discR%	5	10	12	15	18	20	25
BT Net	76	39	31	23	18	15	11
BT Cash Flow	77	39	31	23	18	15	11

Sproule

Constant Prices and Costs Constant Prices and Costs The constant price used in this report complies with the Securities & Exchange Commission’s (SEC) regulations. It was calculated as the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12-month period prior to the end of the reporting period. Table C-1, on the following page, summarizes our evaluation, based on constant prices and costs, before income taxes, of the P&NG reserves of Eagleford Energy Inc., as of August 31, 2011. The table presents summaries of the P&NG reserves for the various reserves categories valuation. Table C-2 is also included and summarizes the reserves and values by property for the constant price case, before income taxes. Tables C-3 through C-3B show the cash flow forecasts for the constant price case for the various reserves categories. The natural gas constant price used in this specific evaluation was based on the August 31, 2011 actual posted price as determined by Sproule. The constant price used in this report is as follows: Natural Gas: AECO-C Spot 3.77 $/MMbtu Appropriate adjustments have been made to the natural gas price to account for quality and transportation, and to reflect actual historical prices received for each property. This blending of constant prices may result in the appearance of varying constant prices in the Corporate cash flows. The remaining assumptions relating to the calculation and evaluation of the reserves are the same as those presented in the detailed evaluation. It is important to note that the estimate of the reserves to be recovered from a gas field is the sum of all the cumulative production until an economic limit is reached. The economic limit is a function of the production forecast, future prices and operating costs (including royalties and taxes) to maintain production. Consequently, when estimates of future prices and costs are changed, economic limits are also altered. In the evaluation process, production forecasts are truncated at the economic limits and thus, reserves estimates vary 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

Constant Prices and Costs with price and cost sensitivities, as is the case between forecast and constant prices and cost forecasts. Also, some entities may have reserves assigned to them under one price and cost scenario, but under less favourable price and cost projections, the net present values of the hydrocarbons that could be recovered may not be sufficient to offset the capital investment. Those entities whose undiscounted net present value became negative under less favourable price and cost projections were not included in the summary tables. The values of the reserves presented in this constant price and cost evaluation should not be taken out of context, as they were prepared to comply with the Securities & Exchange Commission’s (SEC) regulations; therefore, they do not reflect our opinion of the market value of these reserves. Table C-4 presents a summary of the various reserves categories. Table C-5 presents a summary of net present values of future net revenue, before income taxes. Table C-6 presents the total future net revenue (undiscounted) for the total proved and total proved plus probable reserves categories. Table C-7 presents the net present value of future net revenue by production group for the total proved and total proved plus probable reserves categories. Table C-8 presents the summary of pricing assumptions for constant prices and costs. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

111004 03:23 SAL X110831 Con admin SAL X110831 Consolidation 18388 1 of 1 S1

Table C-1

Eagleford Energy Inc.

Consolidation

SUMMARY OF THE EVALUATION OF THE P.& N.G. RESERVES

(As of Date: 2011-08-31)

	Remaining Reserves			Net Present Values Before Income Taxes				
	Gross	Company						
	100%	Gross	Net	@ 0%	@ 5%	@ 10%	@ 15%	@ 20%
				M$	M$	M$	M$	M$
Non-Assoc, Assoc Gas (MMcf)								
Proved Developed Producing	2939	153	128	103	86	73	63	56
Probable Developed Producing	812	42	34	23	15	11	8	7
Total Proved+Probable	3751	195	161	126	101	84	72	63
Grand Total (Mboe)								
Proved Developed Producing	489.9	25.5	21.3	103	86	73	63	56
Probable Developed Producing	135.3	7.0	5.6	23	15	11	8	7
Total Proved+Probable	625.2	32.5	26.8	126	101	84	72	63

Sproule

111004 03:23 SAL X110831 Con admin SAL X110831 (default) 18388 1 of 1 S5

Table C-2

Eagleford Energy Inc.

SAL X110831 Constant-0

SUMMARY OF THE EVALUATION OF THE P.&N.G. RESERVES

(As of Date: 2011-08-31)

	Lt, Med, Heavy Oil			Non-Assoc., Assoc. Gas / Solution Gas			Natural Gas Liquids / Sulphur			Net Present Values Before Income Taxes			
	Remaining Reserves	Company Reserves		Remaining Reserves	Company Reserves		Remaining Reserves	Company Reserves					
		Gross	Net		Gross	Net		Gross	Net	@ 0%	@ 5%	@ 10%	@ 15%
	Mbbl	Mbbl	Mbbl	MMcf MMcf	MMcf MMcf	MMcf MMcf	Mbbl MLt	Mbbl MLt	Mbbl MLt	M$	M$	M$	M$
Eagleford Energy Inc.													
PDP				2939	153	128				103	86	73	63
TP				2939	153	128				103	86	73	63
PBDP				812	42	34				23	15	11	8
TPP				3751	195	161				126	101	84	72
Botha													
PDP				2939	153	128				103	86	73	63
TP				2939	153	128				103	86	73	63
PBDP				812	42	34				23	15	11	8
TPP				3751	195	161				126	101	84	72

Sproule

111004 03:23 SAL X110831 Con admin SAL X110831 Eagleford Energy Inc. Consolidation 18388 1 of 1 H4

Table C-3

Proved+Probable

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Reserves

	LtMed Oil Mbbl	Heavy Oil Mbbl	Solution Gas MMcf	Non-Assoc Assoc Gas MMcf	Ethane Mbbl	Propane Mbbl	Butane Mbbl	Pentanes Plus Mbbl	Total NGL Mbbl	Sulphur MLt	Equiv Oil Mboe
Gross	0.0	0.0	0	3751	0.0	0.0	0.0	0.0	0.0	0.0	625.2
Co Grs	0.0	0.0	0	195	0.0	0.0	0.0	0.0	0.0	0.0	32.5
Co Net	0.0	0.0	0	161	0.0	0.0	0.0	0.0	0.0	0.0	26.8

Net Present Value

Discount Rate %	Total Net Capital M$	Before Tax Net Rev M$	ARTC Cap GCA M$	Aband Cost M$	SK Tax Overhead M$	Before Tax Cash Flow M$
0.0	0	130	0	4	0	126
5.0	0	103	0	2	0	101
8.0	0	91	0	1	0	90
10.0	0	85	0	1	0	84
12.0	0	79	0	1	0	79
15.0	0	72	0	0	0	72
20.0	0	63	0	0	0	63
25.0	0	56	0	0	0	56

Reserve Life = 17.5 yrs Reserve Half Life = 6.0 yrs BOE Reserve Index = 10.4

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Oil Comp Grs bbl/d	Gas Comp Grs Mcf/d	BOE Comp Grs boe/d	Oil Rev M$	Gas Rev M$	Other Rev M$	Total Crown M$	Non-Crown M$	Lease Expen M$	Other Expen M$	Total Cap M$	Aband Etc M$	BTax Cash Flow M$
2011	0	52	9	0	25	0	5	0	14	0	0	0	6
2012	0	50	8	0	72	0	13	0	41	0	0	0	17
2013	0	47	8	0	67	0	12	0	39	0	0	0	15
2014	0	44	7	0	63	0	11	0	38	0	0	0	14
2015	0	41	7	0	59	0	10	0	37	0	0	0	12
2016	0	39	6	0	56	0	9	0	36	0	0	0	11
2017	0	36	6	0	52	0	8	0	34	0	0	0	10
2018	0	34	6	0	49	0	7	0	33	0	0	0	9
2019	0	32	5	0	46	0	6	0	32	0	0	0	7
2020	0	30	5	0	43	0	5	0	31	0	0	0	7
2021	0	28	5	0	40	0	4	0	30	0	0	0	6
2022	0	26	4	0	38	0	3	0	29	0	0	0	5
2023	0	25	4	0	35	0	3	0	29	0	0	0	4
2024	0	23	4	0	33	0	2	0	28	0	0	0	3
2025	0	22	4	0	31	0	2	0	27	0	0	0	2
2026	0	17	3	0	24	0	1	0	21	0	0	2	-1
2027	0	11	2	0	15	0	1	0	14	0	0	0	1
2028	0	10	2	0	15	0	1	0	14	0	0	0	0
2029	0	9	2	0	2	0	0	0	2	0	0	2	-2
Total				0	764	0	104	0	530	0	0	4	126
Discounted Cash Streams	5%			0	563	0	82	0	378	0	0	2	101
	10%			0	438	0	67	0	286	0	0	1	84
	15%			0	357	0	57	0	228	0	0	0	72
	20%			0	301	0	50	0	189	0	0	0	63

Sproule

111004 03:23 SAL X110831 Con admin SAL X110831 Eagleford Energy Inc. Consolidation 18388 1 of 1 H1

Table C-3

Proved+Probable

Eagleford Energy Inc.

Prod. Start: 2011-09-01

PRODUCTION AND PRICE FORECAST

(As of Date: 2011-08-31)

Year	Gas Wells	Gas Daily Mcf/d	Gas Gross MMcf	Gas Co Grs MMcf	Gas Co Net MMcf	Gas Price $/Mcf
2011	2	1007	123	6	5	3.92
2012	2	965	353	18	14	3.92
2013	2	904	330	17	13	3.92
2014	2	848	309	16	12	3.92
2015	2	795	290	15	12	3.92
2016	2	745	273	14	11	3.92
2017	2	698	255	13	11	3.92
2018	2	655	239	12	10	3.92
2019	2	614	224	12	10	3.92
2020	2	575	211	11	9	3.92
2021	2	539	197	10	9	3.92
2022	2	506	185	10	8	3.92
2023	2	474	173	9	8	3.92
2024	2	445	163	8	8	3.92
2025	2	417	152	8	7	3.92
2026	2	320	117	6	6	3.92
2027	1	207	76	4	4	3.92
2028	1	195	71	4	3	3.92
2029	1	183	11	1	1	3.92
Total			3751	195	161	

Sproule

111004 03:23 SAL X110831 Con admin SAL X110831 Eagleford Energy Inc. Consolidation 18388 1 of 1 H2

Table C-3

Proved+Probable

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

	Revenue						Royalties						
Year	Oil	Gas	NGL	Sul	Roy	Other Income	Crown	Adjust	FH/ Indian	ORR	Min Taxes	Opex	NPI/ Other Expense
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	0	25	0	0	0	0	5	0	0	0	0	14	0
2012	0	72	0	0	0	0	15	1	0	0	0	41	0
2013	0	67	0	0	0	0	13	1	0	0	0	39	0
2014	0	63	0	0	0	0	12	1	0	0	0	38	0
2015	0	59	0	0	0	0	11	1	0	0	0	37	0
2016	0	56	0	0	0	0	10	1	0	0	0	36	0
2017	0	52	0	0	0	0	9	1	0	0	0	34	0
2018	0	49	0	0	0	0	8	1	0	0	0	33	0
2019	0	46	0	0	0	0	7	1	0	0	0	32	0
2020	0	43	0	0	0	0	6	0	0	0	0	31	0
2021	0	40	0	0	0	0	5	0	0	0	0	30	0
2022	0	38	0	0	0	0	4	0	0	0	0	29	0
2023	0	35	0	0	0	0	3	0	0	0	0	29	0
2024	0	33	0	0	0	0	2	0	0	0	0	28	0
2025	0	31	0	0	0	0	2	0	0	0	0	27	0
2026	0	24	0	0	0	0	1	0	0	0	0	21	0
2027	0	15	0	0	0	0	1	0	0	0	0	14	0
2028	0	15	0	0	0	0	1	0	0	0	0	14	0
2029	0	2	0	0	0	0	0	0	0	0	0	2	0
Total	0	764	0	0	0	0	113	9	0	0	0	530	0

		Capital											
Year	Oper Inc	CEE	CDE	CCA	COGPE	Total Capital	Net Rev	Cum Net Rev	ARTC	Aband Cost	SK Tax	Cash Flow	Cum Cash Flow
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	6	0	0	0	0	0	6	6	0	0	0	6	6
2012	17	0	0	0	0	0	17	24	0	0	0	17	24
2013	15	0	0	0	0	0	15	39	0	0	0	15	39
2014	14	0	0	0	0	0	14	53	0	0	0	14	53
2015	12	0	0	0	0	0	12	66	0	0	0	12	66
2016	11	0	0	0	0	0	11	76	0	0	0	11	76
2017	10	0	0	0	0	0	10	86	0	0	0	10	86
2018	9	0	0	0	0	0	9	95	0	0	0	9	95
2019	7	0	0	0	0	0	7	102	0	0	0	7	102
2020	7	0	0	0	0	0	7	109	0	0	0	7	109
2021	6	0	0	0	0	0	6	114	0	0	0	6	114
2022	5	0	0	0	0	0	5	119	0	0	0	5	119
2023	4	0	0	0	0	0	4	123	0	0	0	4	123
2024	3	0	0	0	0	0	3	126	0	0	0	3	126
2025	2	0	0	0	0	0	2	128	0	0	0	2	128
2026	1	0	0	0	0	0	1	129	0	2	0	-1	127
2027	1	0	0	0	0	0	1	130	0	0	0	1	128
2028	0	0	0	0	0	0	0	130	0	0	0	0	128
2029	0	0	0	0	0	0	0	130	0	2	0	-2	126
Total	130	0	0	0	0	0	130		0	4	0	126	

	Discounted Cash Streams NPV (M$)						
discR%	5	10	12	15	18	20	25
BT Net	103	85	79	72	66	63	56
BT Cash Flow	101	84	79	72	66	63	56

Sproule

111004 03:23 SAL X110831 Con admin SAL X110831 Eagleford Energy Inc. Consolidation 18388 1 of 1 H4

Table C-3A

Proved Developed Producing

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Reserves

	LtMed Oil Mbbl	Heavy Oil Mbbl	Solution Gas MMcf	Non-Assoc Assoc Gas MMcf	Ethane Mbbl	Propane Mbbl	Butane Mbbl	Pentanes Plus Mbbl	Total NGL Mbbl	Sulphur MLt	Equiv Oil Mboe
Gross	0.0	0.0	0	2939	0.0	0.0	0.0	0.0	0.0	0.0	489.9
Co Grs	0.0	0.0	0	153	0.0	0.0	0.0	0.0	0.0	0.0	25.5
Co Net	0.0	0.0	0	128	0.0	0.0	0.0	0.0	0.0	0.0	21.3

Net Present Value

Discount Rate %	Total Net Capital M$	Before Tax Net Rev M$	ARTC Cap GCA M$	Aband Cost M$	SK Tax Overhead M$	Before Tax Cash Flow M$
0.0	0	107	0	4	0	103
5.0	0	88	0	2	0	86
8.0	0	79	0	1	0	78
10.0	0	74	0	1	0	73
12.0	0	70	0	1	0	69
15.0	0	64	0	1	0	63
20.0	0	56	0	0	0	56
25.0	0	50	0	0	0	50

Reserve Life = 15.0 yrs Reserve Half Life = 4.9 yrs BOE Reserve Index = 8.5

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Oil Comp Grs bbl/d	Gas Comp Grs Mcf/d	BOE Comp Grs boe/d	Oil Rev M$	Gas Rev M$	Other Rev M$	Total Crown M$	Non-Crown M$	Lease Expen M$	Other Expen M$	Total Cap M$	Aband Etc M$	BTax Cash Flow M$
2011	0	51	8	0	24	0	4	0	14	0	0	0	6
2012	0	48	8	0	69	0	13	0	40	0	0	0	17
2013	0	44	7	0	63	0	11	0	38	0	0	0	14
2014	0	41	7	0	58	0	10	0	36	0	0	0	13
2015	0	37	6	0	53	0	8	0	34	0	0	0	11
2016	0	34	6	0	49	0	7	0	33	0	0	0	10
2017	0	32	5	0	45	0	6	0	31	0	0	0	8
2018	0	29	5	0	42	0	5	0	30	0	0	0	7
2019	0	27	4	0	38	0	4	0	28	0	0	0	6
2020	0	25	4	0	35	0	3	0	27	0	0	0	5
2021	0	23	4	0	32	0	2	0	26	0	0	0	4
2022	0	21	3	0	30	0	2	0	25	0	0	0	3
2023	0	15	3	0	22	0	1	0	19	0	0	2	0
2024	0	10	2	0	15	0	1	0	13	0	0	0	1
2025	0	10	2	0	14	0	1	0	13	0	0	0	1
2026	0	9	1	0	9	0	0	0	8	0	0	2	-2
Total				0	599	0	77	0	414	0	0	4	103
Discounted Cash Streams 5%				0	464	0	64	0	312	0	0	2	86
10%				0	375	0	54	0	246	0	0	1	73
15%				0	313	0	47	0	202	0	0	1	63
20%				0	269	0	42	0	170	0	0	0	56

Sproule

111004 03:23 SAL X110831 Con admin SAL X110831 Eagleford Energy Inc. Consolidation 18388 1 of 1 H1

Table C-3A

Proved Developed Producing

Eagleford Energy Inc.

Prod. Start: 2011-09-01

PRODUCTION AND PRICE FORECAST

(As of Date: 2011-08-31)

Year	Gas Wells	Gas Daily Mcf/d	Gas Gross MMcf	Gas Co Grs MMcf	Gas Co Net MMcf	Gas Price $/Mcf
2011	2	974	119	6	5	3.92
2012	2	922	337	18	13	3.92
2013	2	848	310	16	12	3.92
2014	2	780	285	15	12	3.92
2015	2	718	262	14	11	3.92
2016	2	661	242	13	10	3.92
2017	2	608	222	12	10	3.92
2018	2	560	204	11	9	3.92
2019	2	515	188	10	9	3.92
2020	2	474	174	9	8	3.92
2021	2	437	159	8	8	3.92
2022	2	402	147	8	7	3.92
2023	2	294	107	6	5	3.92
2024	1	201	74	4	4	3.92
2025	1	186	68	4	3	3.92
2026	1	171	42	2	2	3.92
Total			2939	153	128	

Sproule

111004 03:23 SAL X110831 Con admin SAL X110831 Eagleford Energy Inc. Consolidation 18388 1 of 1 H2

Table C-3A

Proved Developed Producing

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

	Revenue						Royalties						
Year	Oil M$	Gas M$	NGL M$	Sul M$	Roy M$	Other Income M$	Crown M$	Adjust M$	FH/ Indian M$	ORR M$	Min Taxes M$	Opex M$	NPI/ Other Expense M$
2011	0	24	0	0	0	0	5	0	0	0	0	14	0
2012	0	69	0	0	0	0	14	1	0	0	0	40	0
2013	0	63	0	0	0	0	12	1	0	0	0	38	0
2014	0	58	0	0	0	0	11	1	0	0	0	36	0
2015	0	53	0	0	0	0	9	1	0	0	0	34	0
2016	0	49	0	0	0	0	8	1	0	0	0	33	0
2017	0	45	0	0	0	0	6	1	0	0	0	31	0
2018	0	42	0	0	0	0	5	0	0	0	0	30	0
2019	0	38	0	0	0	0	4	0	0	0	0	28	0
2020	0	35	0	0	0	0	3	0	0	0	0	27	0
2021	0	32	0	0	0	0	2	0	0	0	0	26	0
2022	0	30	0	0	0	0	2	0	0	0	0	25	0
2023	0	22	0	0	0	0	1	0	0	0	0	19	0
2024	0	15	0	0	0	0	1	0	0	0	0	13	0
2025	0	14	0	0	0	0	1	0	0	0	0	13	0
2026	0	9	0	0	0	0	0	0	0	0	0	8	0
Total	0	599	0	0	0	0	84	7	0	0	0	414	0

		Capital											
Year	Oper Inc M$	CEE M$	CDE M$	CCA M$	COGPE M$	Total Capital M$	Net Rev M$	Cum Net Rev M$	ARTC M$	Aband Cost M$	SK Tax M$	Cash Flow M$	Cum Cash Flow M$
2011	6	0	0	0	0	0	6	6	0	0	0	6	6
2012	17	0	0	0	0	0	17	23	0	0	0	17	23
2013	14	0	0	0	0	0	14	37	0	0	0	14	37
2014	13	0	0	0	0	0	13	50	0	0	0	13	50
2015	11	0	0	0	0	0	11	61	0	0	0	11	61
2016	10	0	0	0	0	0	10	70	0	0	0	10	70
2017	8	0	0	0	0	0	8	79	0	0	0	8	79
2018	7	0	0	0	0	0	7	86	0	0	0	7	86
2019	6	0	0	0	0	0	6	92	0	0	0	6	92
2020	5	0	0	0	0	0	5	97	0	0	0	5	97
2021	4	0	0	0	0	0	4	101	0	0	0	4	101
2022	3	0	0	0	0	0	3	104	0	0	0	3	104
2023	2	0	0	0	0	0	2	105	0	2	0	0	103
2024	1	0	0	0	0	0	1	107	0	0	0	1	105
2025	1	0	0	0	0	0	1	107	0	0	0	1	105
2026	0	0	0	0	0	0	0	107	0	2	0	-2	103
Total	107	0	0	0	0	0	107		0	4	0	103	

	Discounted Cash Streams NPV (M$)						
discR%	5	10	12	15	18	20	25
BT Net	88	74	70	64	59	56	50
BT Cash Flow	86	73	69	63	59	56	50

Sproule

111004 03:23 SAL X110831 Con admin SAL X110831 Eagleford Energy Inc. Consolidation 18388 1 of 1 H4

Table C-3B

Probable

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	0.0	0.0	0	812	0.0	0.0	0.0	0.0	0.0	0.0	135.3
Co Grs	0.0	0.0	0	42	0.0	0.0	0.0	0.0	0.0	0.0	7.0
Co Net	0.0	0.0	0	34	0.0	0.0	0.0	0.0	0.0	0.0	5.6

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SK Tax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	0	23	0	0	0	23
5.0	0	15	0	0	0	15
8.0	0	12	0	0	0	13
10.0	0	11	0	0	0	11
12.0	0	10	0	0	0	10
15.0	0	8	0	0	0	8
20.0	0	6	0	0	0	7
25.0	0	5	0	0	0	5

Reserve Life = 17.5 yrs   Reserve Half Life = 12.3 yrs   BOE Reserve Index = 57.5

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Oil Comp Grs	Gas Comp Grs	BOE Comp Grs	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	0	2	0	0	1	0	0	0	0	0	0	0	0
2012	0	2	0	0	3	0	1	0	1	0	0	0	1
2013	0	3	0	0	4	0	1	0	2	0	0	0	1
2014	0	4	1	0	5	0	1	0	2	0	0	0	1
2015	0	4	1	0	6	0	2	0	3	0	0	0	1
2016	0	4	1	0	6	0	2	0	3	0	0	0	1
2017	0	5	1	0	7	0	2	0	3	0	0	0	1
2018	0	5	1	0	7	0	2	0	4	0	0	0	1
2019	0	5	1	0	7	0	2	0	4	0	0	0	1
2020	0	5	1	0	8	0	2	0	4	0	0	0	1
2021	0	5	1	0	8	0	2	0	4	0	0	0	2
2022	0	5	1	0	8	0	2	0	4	0	0	0	2
2023	0	9	2	0	13	0	2	0	10	0	0	-2	4
2024	0	13	2	0	18	0	2	0	15	0	0	0	2
2025	0	12	2	0	17	0	1	0	14	0	0	0	1
2026	0	11	2	0	15	0	1	0	13	0	0	0	1
2027	0	11	2	0	15	0	1	0	14	0	0	0	1
2028	0	10	2	0	15	0	1	0	14	0	0	0	0
2029	0	9	2	0	2	0	0	0	2	0	0	2	-2
Total				0	165	0	26	0	116	0	0	0	23
Discounted Cash Streams	5%			0	99	0	18	0	66	0	0	0	15
	10%			0	64	0	13	0	40	0	0	0	11
	15%			0	44	0	10	0	26	0	0	0	8
	20%			0	32	0	8	0	18	0	0	0	7

Sproule

111004 03:23 SAL X110831 Con admin SAL X110831 Eagleford Energy Inc. Consolidation 18388 1 of 1 H1

Table C-3B

Probable

Eagleford Energy Inc.

Prod. Start: 2011-09-01

PRODUCTION AND PRICE FORECAST

(As of Date: 2011-08-31)

Year	Gas Wells	Gas Daily Mcf/d	Gas Gross MMcf	Gas Co Grs MMcf	Gas Co Net MMcf	Gas Price $/Mcf
2011	0	34	4	0	0	3.92
2012	0	43	16	1	1	3.92
2013	0	57	21	1	1	3.92
2014	0	68	25	1	1	3.92
2015	0	77	28	1	1	3.92
2016	0	84	31	2	1	3.92
2017	0	90	33	2	1	3.92
2018	0	95	35	2	1	3.92
2019	0	98	36	2	1	3.92
2020	0	101	37	2	1	3.92
2021	0	103	38	2	1	3.92
2022	0	104	38	2	1	3.92
2023	0	180	66	3	3	3.92
2024	1	243	89	5	4	3.92
2025	1	231	84	4	4	3.92
2026	1	205	75	4	4	3.92
2027	1	207	76	4	4	3.92
2028	1	195	71	4	3	3.92
2029	1	183	11	1	1	3.92
Total			812	42	34	

Sproule

111004 03:23 SAL X110831 Con admin SAL X110831 Eagleford Energy Inc. Consolidation 18388 1 of 1 H2

Table C-3B

Probable

Eagleford Energy Inc.

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Revenue: Oil M$	Revenue: Gas M$	Revenue: NGL M$	Revenue: Sul M$	Revenue: Roy M$	Revenue: Other Income M$	Royalties: Crown M$	Royalties: Adjust M$	Royalties: FH/ Indian M$	Royalties: ORR M$	Royalties: Min Taxes M$	Opex M$	NPI/ Other Expense M$
2011	0	1	0	0	0	0	0	0	0	0	0	0	0
2012	0	3	0	0	0	0	1	0	0	0	0	1	0
2013	0	4	0	0	0	0	1	0	0	0	0	2	0
2014	0	5	0	0	0	0	1	0	0	0	0	2	0
2015	0	6	0	0	0	0	2	0	0	0	0	3	0
2016	0	6	0	0	0	0	2	0	0	0	0	3	0
2017	0	7	0	0	0	0	2	0	0	0	0	3	0
2018	0	7	0	0	0	0	2	0	0	0	0	4	0
2019	0	7	0	0	0	0	2	0	0	0	0	4	0
2020	0	8	0	0	0	0	2	0	0	0	0	4	0
2021	0	8	0	0	0	0	2	0	0	0	0	4	0
2022	0	8	0	0	0	0	2	0	0	0	0	4	0
2023	0	13	0	0	0	0	2	0	0	0	0	10	0
2024	0	18	0	0	0	0	2	0	0	0	0	15	0
2025	0	17	0	0	0	0	1	0	0	0	0	14	0
2026	0	15	0	0	0	0	1	0	0	0	0	13	0
2027	0	15	0	0	0	0	1	0	0	0	0	14	0
2028	0	15	0	0	0	0	1	0	0	0	0	14	0
2029	0	2	0	0	0	0	0	0	0	0	0	2	0
Total	0	165	0	0	0	0	29	2	0	0	0	116	0

Year	Oper Inc M$	Capital: CEE M$	Capital: CDE M$	Capital: CCA M$	Capital: COGPE M$	Capital: Total Capital M$	Net Rev M$	Cum Net Rev M$	ARTC M$	Aband Cost M$	SK Tax M$	Cash Flow M$	Cum Cash Flow M$
2011	0	0	0	0	0	0	0	0	0	0	0	0	0
2012	1	0	0	0	0	0	1	1	0	0	0	1	1
2013	1	0	0	0	0	0	1	2	0	0	0	1	2
2014	1	0	0	0	0	0	1	4	0	0	0	1	4
2015	1	0	0	0	0	0	1	5	0	0	0	1	5
2016	1	0	0	0	0	0	1	6	0	0	0	1	6
2017	1	0	0	0	0	0	1	7	0	0	0	1	7
2018	1	0	0	0	0	0	1	9	0	0	0	1	9
2019	1	0	0	0	0	0	1	10	0	0	0	1	10
2020	1	0	0	0	0	0	1	12	0	0	0	1	12
2021	2	0	0	0	0	0	2	13	0	0	0	2	13
2022	2	0	0	0	0	0	2	15	0	0	0	2	15
2023	2	0	0	0	0	0	2	17	0	-2	0	4	19
2024	2	0	0	0	0	0	2	19	0	0	0	2	21
2025	1	0	0	0	0	0	1	21	0	0	0	1	23
2026	1	0	0	0	0	0	1	22	0	0	0	1	24
2027	1	0	0	0	0	0	1	22	0	0	0	1	24
2028	0	0	0	0	0	0	0	23	0	0	0	0	25
2029	0	0	0	0	0	0	0	23	0	2	0	-2	23
Total	23	0	0	0	0	0	23		0	0	0	23	

Discounted Cash Streams NPV (M$)

discR%	5	10	12	15	18	20	25
BT Net	15	11	10	8	7	6	5
BT Cash Flow	15	11	10	8	7	7	5

Sproule

2011-10-04 15:24:16 - 18388 Constant Prices and Costs

Table C-4
NI 51-101
Summary of Oil and Gas Reserves
as of August 31, 2011
Constant Prices and Costs

Reserves

	Light and Medium Oil		Heavy Oil		Natural Gas (non-associated & associated)		Natural Gas Liquids	
Reserve Category	**Gross (Mbbl)**	**Net (Mbbl)**	**Gross (Mbbl)**	**Net (Mbbl)**	**Gross (MMcf)**	**Net (MMcf)**	**Gross (Mbbl)**	**Net (Mbbl)**
Proved								
Developed Producing	0.0	0.0	0.0	0.0	153	128	0.0	0.0
Developed Non-Producing	0.0	0.0	0.0	0.0	0	0	0.0	0.0
Undeveloped	0.0	0.0	0.0	0.0	0	0	0.0	0.0
Total Proved	**0.0**	**0.0**	**0.0**	**0.0**	**153**	**128**	**0.0**	**0.0**
Probable	0.0	0.0	0.0	0.0	42	34	0.0	0.0
Total Proved Plus Probable	**0.0**	**0.0**	**0.0**	**0.0**	**195**	**161**	**0.0**	**0.0**

Reference: Item 2.2(1) of Form 51-101F1

Constant Prices and Costs Table C-5 NI 51-101 Summary of Net Present Values of Future Net Revenue As of August 31, 2011 Constant Prices and Costs Net Present Values of Future Net Revenue Unit Value Before Income Taxes Before Income Tax Discounted at (%/Year) Discounted at 10%/Year 0 5 10 15 20 Reserves Category (M$) (M$) (M$) (M$) (M$) $/BOE Proved Developed Producing 103 86 73 63 56 3.43 Developed Non-Producing 0 0 0 0 0 0.00 Undeveloped 0 0 0 0 0 0.00 Total Proved 103 86 73 63 56 3.43 Probable 23 15 11 8 7 1.98 Total Proved Plus Probable 126 101 84 72 63 3.13 Reference Item 2.2(2) of Form 51-101F1 Notes: NP V of FNR include all resource income: o Sale of oil, gas, by-product reserves o Proc essing third party reserves o Other income Income Taxes o Incl udes all resource income o App ly appropriate income tax calculations o Incl ude prior tax pools Un it Values are based on net reserve volumes 3391.18388 ..AAS.smr P:\Eagleford Energy 18388\Report\Table C-5 landscape .doc

Constant Prices and Costs

Table C-6
Total Future Net Revenue
(Undiscounted)
As of August 31, 2011
Constant Prices and Costs

Reserves Category	Revenue (M$)	Royalties (M$)	Operating Costs (M$)	Development Costs (M$)	Well Abandonment Costs (M$)	Future Net Revenue Before Income Taxes (M$)
Proved	599	77	414	0	4	103
Proved Plus Probable	764	104	530	0	4	126

Reference Item 2.1(3)(b) of Form 51-101F1

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Sproule

2011-10-04 15:24:15 - 18388 Constant Prices and Costs Table C-7 NI 51-101 Net Present Value of Future Net Revenue by Production Group as of August 31, 2011 Constant Prices and Costs Future Net Unit Revenue Value Reserves Production Group Before Before Category Income Income Taxes Taxes (Discounted (Discounted at 10%/Year) at 10%/Year) (M$) ($/boe) Proved Light and Medium Crude Oil (including solution gas and associated by-products) 0 0 Heavy Oil (including solution gas and associated by-products) 0 0 Natural Gas (including associated by-products)* 73 3.43 Proved Plus Probable Light and Medium Crude Oil (including solution gas and associated by-products) 0 0 Heavy Oil (including solution gas and associated by-products) 0 0 Natural Gas (including associated by-products)* 84 3.13 Reference Item 2.1(3)(c) of Form 51-101F1 * Includes corporate Capital GCA, if applicable Unit Values are based on net reserve volumes

Constant Prices and Costs

Table C-8
NI 51-101
Summary of Pricing Assumptions
as of August 31, 2011
Constant Prices and Costs

	Oil			Gas	NGLs		
Year	**WTI Cushing Oklahoma ($US/bbl)**	**Edmonton Par Price 40° API ($Cdn/bbl)**	**Cromer Medium 29.3° API ($Cdn/bbl)**	**Natural Gas[1] AECO Gas Prices ($Cdn/MMBtu)**	**Pentanes Plus FOB Field Gate ($Cdn/bbl)**	**Butanes F.O.B. Field Gate ($Cdn/bbl)**	**Exchange Rate ($US/$Cdn)**
Historical							
Aug. 31, 2005	68.95	87.14	57.68	11.09	81.36	47.48	0.842
Aug. 31, 2006	70.27	70.98	83.11	5.07	70.34	65.11	0.904
Aug. 31, 2007	74.04	76.44	73.52	4.65	79.19	63.52	0.947
Aug. 31, 2008	115.46	122.15	113.47	7.12	122.58	83.38	0.942
Aug. 31, 2009	69.96	73.41	67.48	2.34	73.90	57.97	0.913
Aug. 31, 2010	71.92	73.22	70.05	3.34	75.01	51.22	0.940
Constant							
Aug. 31, 2011	96.20	90.95	87.74	3.77	96.73	69.59	1.010

(1) This summary table identifies benchmark reference pricing schedules that might apply to a reporting issuer.

Notes:
Product sale prices will reflect these reference prices with further adjustments for quality and transportation to point of sale.

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Sproule

National Instrument 51-101 – Page 1 National Instrument 51-101 This report was prepared for the purpose of evaluating the Company’s P&NG reserves according to the Canadian Oil and Gas Evaluation Handbook (COGEH) reserve definitions and standards, which are consistent with National Instrument 51-101 (NI 51-101). In accordance with these standards, and by reference in NI 51-101, certain tables are presented for the forecast prices and costs case, which summarize the reserves and net present values, as of August 31, 2011. Form 51-101F2, which follows, presents a Report on Reserves Data by Independent Qualified Reserves Evaluator or Auditor. Forecast Prices and Costs Table 1 presents a summary of the various reserves categories. Table 2 presents a summary of net present values of future net revenue, before taxes. Table 3 presents the total future net revenue (undiscounted) for the total proved and total proved plus probable reserves categories. Table 4 presents the net present value of future net revenue by production group for the total proved and total proved plus probable reserves categories. Table 5 presents a summary of pricing and inflation rate assumptions. Reconciliation Table 6 presents the Reconciliation of the Company’s Gross Reserves (Before Royalty) by Principal Product Type, using forecast prices and costs. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

Form 51-101F2 Report on Reserves Data by Independent Qualified Reserves Evaluator or Auditor Report on Reserves Data To the Board of Directors of Eagleford Energy Inc. (the “Company”): 1. We have evaluated the Company’s Reserves Data as at August 31, 2011. The reserves data are estimates of proved reserves and probable reserves and related future net revenue as at August 31, 2011, estimated using forecast prices and costs. 2. The Reserves Data are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Reserves Data based on our evaluation. We carried out our evaluation in accordance with standards set out in the Canadian Oil and Gas Evaluation Handbook (the “COGE Handbook”), prepared jointly by the Society of Petroleum Evaluation Engineers (Calgary Chapter) and the Canadian Institute of Mining, Metallurgy & Petroleum (Petroleum Society). 3. Those standards require that we plan and perform an evaluation to obtain reasonable assurance as to whether the reserves data are free of material misstatement. An evaluation also includes assessing whether the reserves data are in accordance with principles and definitions presented in the COGE Handbook. 0826.00000.RNJ.dlb P:\Eagleford Energy 18388\Report\Summary.doc

Eagleford Energy Inc. - 2 - Form 51-101F2
Sproule

4. The following table sets forth the estimated future net revenue attributed to proved plus probable reserves, estimated using forecast prices and costs on a before tax basis and calculated using a discount rate of 10 percent, included in the reserves data of the Company evaluated by us as of August 31, 2011, and identifies the respective portions thereof that we have audited, evaluated and reviewed and reported on to the Company's management and Board of Directors:

Independent Qualified Reserves Evaluator or Auditor	Description and Preparation Date of Evaluation Report	Location of Reserves (Country)	Net Present Value of Future Net Revenue Before Income Taxes (10% Discount Rate)			
			Audited (M$)	Evaluated (M$)	Reviewed (M$)	Total (M$)
Sproule	Evaluation of the P&NG Reserves of Eagleford Energy Inc., As of August 31, 2011, prepared in September and October 2011	Canada				
Total			**Nil**	**243**	**Nil**	**243**

5. In our opinion, the reserves data respectively evaluated by us have, in all material respects, been determined and are presented in accordance with the COGE Handbook, consistently applied. We express no opinion on the reserves data that we reviewed but did not audit or evaluate.

6. We have no responsibility to update the report referred to in paragraph 4 for events and circumstances occurring after its preparation date.

7. Because the reserves data are based on judgments regarding future events, actual results will vary and the variations may be material.

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Sproule

Eagleford Energy Inc. - 3 - Form 51-101F2 Sproule Executed as to our report referred to above: Sproule Associates Limited Calgary, Alberta October 7, 2011 Original Signed by Attila A. Szabo, P.Eng. ____________________________ Attila A. Szabo, P.Eng., Project Leader, Senior Petroleum Engineer and Partner Original Signed by Harry J. Helwerda, P.Eng., FEC _____________________________ Harry J. Helwerda, P.Eng., FEC Executive Vice-President and Director 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Summary.doc

2011-10-04 15:21:15 - 18388 National Instrument 51-101

Table 1
NI 51-101
Summary of Oil and Gas Reserves
as of August 31, 2011
Forecast Prices and Costs

Reserves

	Light and Medium Oil		Heavy Oil		Natural Gas (non-associated & associated)		Natural Gas Liquids	
Reserve Category	**Gross (Mbbl)**	**Net (Mbbl)**	**Gross (Mbbl)**	**Net (Mbbl)**	**Gross (MMcf)**	**Net (MMcf)**	**Gross (Mbbl)**	**Net (Mbbl)**
Proved								
Developed Producing	0.0	0.0	0.0	0.0	203	161	0.0	0.0
Developed Non-Producing	0.0	0.0	0.0	0.0	0	0	0.0	0.0
Undeveloped	0.0	0.0	0.0	0.0	0	0	0.0	0.0
Total Proved	**0.0**	**0.0**	**0.0**	**0.0**	**203**	**161**	**0.0**	**0.0**
Probable	0.0	0.0	0.0	0.0	66	49	0.0	0.0
Total Proved Plus Probable	**0.0**	**0.0**	**0.0**	**0.0**	**269**	**211**	**0.0**	**0.0**

Reference: Item 2.2(1) of Form 51-101F1

Sproule

National Instrument 51-101 Table 2 NI 51-101 Summary of Net Present Values of Future Net Revenue As of August 31, 2011 Forecast Prices and Costs Net Present Values of Future Net Revenue Unit Value Before Income Taxes Before Income Tax Discounted at (%/Year) Discounted at 10%/Year 0 5 10 15 20 Reserves Category (M$) (M$) (M$) (M$) (M$) $/BOE Proved Developed Producing 444 288 205 155 124 7.60 Developed Non-Producing 0 0 0 0 0 0.00 Undeveloped 0 0 0 0 0 0.00 Total Proved 444 288 205 155 124 7.60 Probable 182 77 39 23 15 4.74 Total Proved Plus Probable 626 365 243 178 139 6.93 Reference Item 2.2(2) of Form 51-101F1 Notes: NPV of FNR include all resource income: Sa le of oil, gas, by-product reserves Processing third party reserves Othe r income Unit Values are based on net reserve volumes 3391.18388 ..AAS.smr P:\Eagleford Energy 18388\Report\Table 2 NI landscape .doc

National Instrument 51-101

Table 3
NI 51-101
Total Future Net Revenue
(Undiscounted)
As of August 31, 2011
Forecast Prices and Costs

Reserves Category	Revenue (M$)	Royalties (M$)	Operating Costs (M$)	Development Costs (M$)	Well Abandonment Costs (M$)	Future Net Revenue Before Income Taxes (M$)
Proved	1,400	228	722	0	5	444
Proved Plus Probable	2,001	349	1,020	0	6	626

Reference Item 2.2(3)(b) of Form 51-101F1

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Sproule

2011-10-04 15:21:15 - 18388 National Instrument 51-101 Table 4 NI 51-101 Net Present Value of Future Net Revenue by Production Group as of August 31, 2011 Forecast Prices and Costs Future Net Unit Revenue Value Reserves Production Group Before Before Category Income Income Taxes Taxes (Discounted (Discounted at 10%/Year) at 10%/Year) (M$) ($/boe) Proved Light and Medium Crude Oil (including solution gas and associated by-products) 0 0 Heavy Oil (including solution gas and associated by-products) 0 0 Natural Gas (including associated by-products)* 205 7.60 Proved Plus Probable Light and Medium Crude Oil (including solution gas and associated by-products) 0 0 Heavy Oil (including solution gas and associated by-products) 0 0 Natural Gas (including associated by-products)* 243 6.93 Reference Item 2.1(3)(c) of Form 51-101F1 * Includes corporate Capital GCA, if applicable Unit Values are based on net reserve volumes

National Instrument 51-101

Table 5
NI 51-101
Summary of Pricing and Inflation Rate Assumptions as of August 31, 2011
Forecast Prices and Costs

Year	WTI Cushing Oklahoma ($US/bbl)	Edmonton Par Price 40° API ($Cdn/bbl)	Cromer Medium 29.3° API ($Cdn/bbl)	Natural Gas[1] AECO Gas Prices ($Cdn/MMBtu)	Pentanes Plus FOB Field Gate ($Cdn/bbl)	Butanes F.O.B. Field Gate ($Cdn/bbl)	Inflation Rate[2] (%/Yr)	Exchange Rate[3] ($US/$Cdn)
Historical								
2007	72.27	77.06	65.36	6.65	77.33	63.71	2.0	0.935
2008	99.59	102.85	93.05	8.15	104.70	75.09	1.0	0.943
2009	61.63	66.20	62.77	4.19	68.13	44.13	2.0	0.880
2010	79.43	77.80	73.67	4.16	84.21	57.04	1.0	0.971
Forecast								
2011	90.28	87.42	84.42	3.55	93.46	78.92	2.0	1.012
2012	93.23	90.32	87.32	3.94	96.57	81.54	2.0	1.012
2013	95.58	92.62	89.62	4.41	99.03	83.62	2.0	1.012
2014	95.97	92.99	89.99	5.21	99.42	83.96	2.0	1.012
2015	97.42	94.41	91.41	6.43	100.93	85.23	2.0	1.012
2016	99.37	96.32	93.32	6.57	102.97	86.95	2.0	1.012
2017	101.35	98.26	95.26	6.71	105.05	88.71	2.0	1.012
2018	103.38	100.25	97.25	6.86	107.17	90.50	2.0	1.012
2019	105.45	102.27	99.27	7.00	109.34	92.33	2.0	1.012
2020	107.56	104.33	101.33	7.15	111.55	94.19	2.0	1.012
2021	109.71	106.44	103.44	7.31	113.80	96.10	2.0	1.012
Thereafter				Escalation Rate of 2%				

(1) This summary table identifies benchmark reference pricing schedules that might apply to a *reporting issuer*.
(2) Inflation rates for forecasting prices and costs.
(3) Exchange rates used to generate the benchmark reference prices in this table.

Notes:

Product sale prices will reflect these reference prices with further adjustments for quality and transportation to point of sale.

Reference Item 3.2 of Form 51-101F1

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Sproule

National Instrument 51-101

Table 6
NI 51-101
Reconciliation of Company Gross[(1)] Reserves (Before Royalty)
by Principal Product Type
As of August 31, 2011
Forecast Prices and Costs

Factors	Light and Medium Oil			Heavy Oil			Coalbed Methane			Associated and Non-Associated Gas			Natural Gas Solution			Natural Gas Liquids		
	Gross Proved (Mbbl)	Gross Probable (Mbbl)	Gross Proved Plus Probable (Mbbl)	Gross Proved (Mbbl)	Gross Probable (Mbbl)	Gross Proved Plus Probable (Mbbl)	Gross Proved (MMcf)	Gross Probable (MMcf)	Gross Proved Plus Probable (MMcf)	Gross Proved (MMcf)	Gross Probable (MMcf)	Gross Proved Plus Probable (MMcf)	Gross Proved (MMcf)	Gross Probable (MMcf)	Gross Proved Plus Probable (MMcf)	Gross Proved (Mbbl)	Gross Probable (Mbbl)	Gross Proved Plus Probable (Mbbl)
August 31, 2009	-	-	-	-	-	-	-	-	-	213	69	282	-	-	-	-	-	-
Extensions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Improved Recovery	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Technical Revisions	-	-	-	-	-	-	-	-	-	9	(3)	6	-	-	-	-	-	-
Discoveries	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Acquisitions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dispositions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Economic Factors	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Production	-	-	-	-	-	-	-	-	-	(19)	-	(19)	-	-	-	-	-	-
August 31, 2010	-	-	-	-	-	-	-	-	-	203	66	269	-	-	-	-	-	-

(1) Gross Reserves means the Company's working interest reserves before calculation of royalties, and before consideration of the Company's royalty interests.

Reference: Item 4.1 of Form 51-101F1

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Sproule

111004 03:10 SAL V110831 Esc admin Default Scenario Botha 18388 1 of 1 S1

Eagleford Energy Inc.

Botha

SUMMARY OF THE EVALUATION OF THE P.& N.G. RESERVES

(As of Date: 2011-08-31)

	Remaining Reserves			Net Present Values Before Income Taxes				
	Gross	Company						
	100%	Gross	Net	@ 0%	@ 5%	@ 10%	@ 15%	@ 20%
				M$	M$	M$	M$	M$
Non-Assoc, Assoc Gas (MMcf)								
Proved Developed Producing	3901	203	161	444	288	205	155	124
Probable Developed Producing	1276	66	49	182	77	39	23	15
Total Proved+Probable	5177	269	211	626	365	243	178	139
Grand Total (Mboe)								
Proved Developed Producing	650.1	33.8	26.9	444	288	205	155	124
Probable Developed Producing	212.7	11.1	8.2	182	77	39	23	15
Total Proved+Probable	862.9	44.8	35.1	626	365	243	178	139

Sproule

111004 03:11 SAL V110831 Esc admin Default Scenario Adhoc Botha 18388 1 of 2 PD Pertinent Data Eagleford Energy Inc. Botha Land: WI of 5.1975% on all entities. Crown on all entities with royalty categories of 2011 Reserves Estimation: Gas by Decline (2 cases) on PDP Gas by Decline (2 cases) on PPDP Gas Production Rates: Proved Developed Producing Zone Init. Sales R NGL/Sales G Mcf/d bbl/MMcf 100/06-14-098-05W6/0 Debolt A 543 (11-09) 0.0 102/06-22-098-05W6/0 Debolt A 441 (11-09) 0.0 P2 Developed Producing Zone Init. Sales R NGL/Sales G Mcf/d bbl/MMcf 100/06-14-098-05W6/0 Debolt A 544 (11-09) 0.0 102/06-22-098-05W6/0 Debolt A 472 (11-09) 0.0 Operating Costs (2011$'s) Gas: Proved Developed Producing 100/06-14-098-05W6/0 $6450 per well per month. 102/06-22-098-05W6/0 $1.76 per Mcf of sales gas. $0.25 GCA/Process Fee per Mcf of sales gas P2 Developed Producing 100/06-14-098-05W6/0 $6450 per well per month. 102/06-22-098-05W6/0 $1.76 per Mcf of sales gas. $0.25 GCA/Process Fee per Mcf of sales gas Prices: AECO-C Spot Gas price with an increase of $.15 per MMbtu, with heating value of 1000

111004 03:11 SAL V110831 Esc admin Default Scenario Adhoc Botha 18388 2 of 2 PD with heating value of 1000 Abandonment: M$30 on all entities.

111004 03:11 SAL V110831 Esc admin Default Scenario 18388 1 of 1 PD2

Eagleford Energy Inc.

Botha

Pertinent Data Well List

(As of Date: 2011-08-31)

Entity	ResCat	Oil Gas Cash	ProdSt	Qf	WI	RI	CrR	Non CrR	Min Tax	Grs IntR	Init Wells	Surf Loss	Sales GOR	Sales NglR	Fix / Var Expense Boe		Cap Exp	Aband Exp	Oth. Inc.	ITaxR	Life
			yy/mm	/day	%	%	%	%	%	boe/d		%	scf/bbl	bbl/MMcf	$/boe		M$	M$	M$	%	Yrs
100/06-14-098-05W6/0	PDP	Gas	11-09	5	5.2	0.0	18.1	0.0	0.0	90	1.0	15.0	0	0.0	2.36	10.59	0	54	0.00	25.0	30.2
100/06-14-098-05W6/0	PPDP	Gas	11-09	5	5.2	0.0	18.1	0.0	0.0	91	1.0	15.0	0	0.0	2.35	10.59	0	64	0.00	25.0	38.3
100/09-21-098-05W6/0	PDP	Gas	11-09	5	0.0	0.0	0.0	0.0	0.0	0	0.0	15.0	0	0.0	0.00	0.00	0	0	0.00	0.0	0.0
100/09-21-098-05W6/0	PPDP	Gas	11-09	5	0.0	0.0	0.0	0.0	0.0	0	0.0	15.0	0	0.0	0.00	0.00	0	0	0.00	0.0	0.0
102/06-22-098-05W6/0	PDP	Gas	11-09	5	5.2	0.0	16.9	0.0	0.0	74	1.0	15.0	0	0.0	2.91	10.59	0	48	0.00	25.0	23.8
102/06-22-098-05W6/0	PPDP	Gas	11-09	5	5.2	0.0	17.7	0.0	0.0	79	1.0	15.0	0	0.0	2.71	10.59	0	57	0.00	25.0	32.0

Sproule

111004 03:11 SAL V110831 Esc admin Default Scenario Botha 18388 1 of 1 T1

Table 1

Eagleford Energy Inc.

Botha,

WELL LIST / RESERVOIR DATA

GAS RESERVES

Location	Reserve Category	Analysis Type	Drainage Area	Net Pay	Poros.	Water Sat	Temp.	Press.	Comp.	Original Gas In-Place	Recov. Factor	Original Recoverable Raw Gas
			ac	ft	%	%	degF	psia	z	MMcf	%	MMcf
100/10-10-098-05W6/0	NRA											0
100/06-14-098-05W6/0	PDP	Decline										13295 *
100/06-14-098-05W6/0	PPDP	Decline										13997 *
100/07-15-098-05W6/0	NRA											0
100/07-16-098-05W6/0	NRA											0
100/16-17-098-05W6/0	NRA											0
100/10-20-098-05W6/0	NRA											0
100/09-21-098-05W6/0	NRA											0
102/06-22-098-05W6/0	PDP	Decline										7546 *
102/06-22-098-05W6/0	PPDP	Decline										8318 *
Total Technical Reserves												22315
Adjusted To Econ. Reserves												21886

* Reserves have been adjusted for economics.

Sproule

111004 03:11 SAL V110831 Esc admin Default Scenario 18388 1 of 1 T2 Table 2 Eagleford Energy Inc. Botha ESTIMATES OF RESERVES AND NET PRESENT VALUES (As of Date: 2011-08-31) NON-ASSOC. & ASSOC. GAS RESERVES Original Remaining Initial Company Company Surface Remaining NPV Before Tax Recoverable Recoverable Working Gross Sales Net Sales Location / Pool Analysis Type Raw Gas Cum Prod Raw Gas Loss Sales Gas Interest Gas Burdens Gas 0% 5% 10% 15% MMcf MMcf MMcf % MMcf % MMcf MMcf M$ M$ M$ M$ 100/06-14-098-05W6/0 (1) Debolt A (PDP) Decline 13066 10341 2724 15.0 2316 5.20 120 Crown 94 269 169 117 88 100/06-14-098-05W6/0 (1) Debolt A (PPDP) Decline 13804 10341 3463 15.0 2943 5.20 153 Crown 118 361 204 134 97 102/06-22-098-05W6/0 (1) Debolt A (PDP) Decline 7319 5454 1865 15.0 1585 5.20 82 Crown 67 175 119 87 67 102/06-22-098-05W6/0 (1) Debolt A (PPDP) Decline 8082 5454 2628 15.0 2234 5.20 116 Crown 93 265 161 110 81 Total PDP 20385 15795 4589 3901 203 161 444 288 205 155 Total PBDP 1502 0 1502 1276 66 49 182 77 39 23 Total Prov+Prob 21886 15795 6091 5177 269 211 626 365 243 178 (1) Adjusted for Economics

111004 03:11 SAL V110831 Esc admin Default Scenario Botha Consolidation 18388 1 of 1 H4

Table 3

Proved+Probable

Eagleford Energy Inc.

Botha

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	0.0	0.0	0	5177	0.0	0.0	0.0	0.0	0.0	0.0	862.9
Co Grs	0.0	0.0	0	269	0.0	0.0	0.0	0.0	0.0	0.0	44.8
Co Net	0.0	0.0	0	211	0.0	0.0	0.0	0.0	0.0	0.0	35.1

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SK Tax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	0	633	0	6	0	626
5.0	0	366	0	1	0	365
8.0	0	283	0	0	0	282
10.0	0	244	0	0	0	243
12.0	0	213	0	0	0	213
15.0	0	178	0	0	0	178
20.0	0	139	0	0	0	139
25.0	0	113	0	0	0	113

Reserve Life = 38.2 yrs Reserve Half Life = 9.2 yrs BOE Reserve Index = 14.3

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year		Oil Comp Grs	Gas Comp Grs	BOE Comp Grs	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	Aband Etc	BTax Cash Flow
		bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011		0	52	9	0	24	0	4	0	14	0	0	0	5
2012		0	50	8	0	75	0	15	0	41	0	0	0	19
2013		0	47	8	0	78	0	17	0	40	0	0	0	22
2014		0	44	7	0	86	0	21	0	39	0	0	0	27
2015		0	41	7	0	99	0	27	0	38	0	0	0	34
2016		0	39	6	0	95	0	26	0	36	0	0	0	33
2017		0	36	6	0	91	0	24	0	35	0	0	0	32
2018		0	34	6	0	87	0	22	0	34	0	0	0	30
2019		0	32	5	0	83	0	21	0	34	0	0	0	29
2020		0	30	5	0	80	0	19	0	33	0	0	0	28
2021		0	28	5	0	76	0	17	0	32	0	0	0	28
2022		0	26	4	0	73	0	15	0	31	0	0	0	27
2023		0	25	4	0	70	0	14	0	30	0	0	0	26
2024		0	23	4	0	67	0	13	0	30	0	0	0	25
2025		0	22	4	0	64	0	11	0	29	0	0	0	23
2026		0	20	3	0	61	0	10	0	28	0	0	0	22
2027		0	19	3	0	58	0	9	0	28	0	0	0	21
2028		0	18	3	0	56	0	8	0	27	0	0	0	20
2029		0	17	3	0	53	0	7	0	27	0	0	0	19
2030		0	16	3	0	51	0	7	0	26	0	0	0	18
SubT					0	1428	0	306	0	633	0	0	0	489
19yr					0	574	0	42	0	387	0	0	6	138
Total					0	2001	0	349	0	1020	0	0	6	626
Discounted	5%				0	1121	0	226	0	530	0	0	1	365
Cash	10%				0	747	0	162	0	342	0	0	0	243
Streams	15%				0	554	0	124	0	251	0	0	0	178
	20%				0	439	0	100	0	200	0	0	0	139

Sproule

111004 03:11 SAL V110831 Esc admin Default Scenario Botha Consolidation 18388 1 of 1 H1

Table 3

Proved+Probable

Eagleford Energy Inc.

Botha

Prod. Start: 2011-09-01

PRODUCTION AND PRICE FORECAST

(As of Date: 2011-08-31)

Year	Gas Wells	Gas Daily Mcf/d	Gas Gross MMcf	Gas Co Grs MMcf	Gas Co Net MMcf	Gas Price $/Mcf
2011	2	1007	123	6	5	3.70
2012	2	965	353	18	14	4.09
2013	2	904	330	17	13	4.56
2014	2	848	309	16	11	5.36
2015	2	795	290	15	10	6.58
2016	2	745	273	14	10	6.72
2017	2	698	255	13	9	6.86
2018	2	655	239	12	9	7.01
2019	2	614	224	12	8	7.15
2020	2	575	211	11	8	7.30
2021	2	539	197	10	8	7.46
2022	2	506	185	10	7	7.61
2023	2	474	173	9	7	7.76
2024	2	445	163	8	7	7.91
2025	2	417	152	8	6	8.06
2026	2	391	143	7	6	8.22
2027	2	366	134	7	6	8.38
2028	2	343	126	7	5	8.55
2029	2	322	118	6	5	8.71
2030	2	302	110	6	5	8.89
SubT			4106	213	160	
19yr			1071	56	51	
Total			5177	269	211	

Sproule

111004 03:11 SAL V110831 Esc admin Default Scenario Botha Consolidation 18388 1 of 1 H2

Table 3

Proved+Probable

Eagleford Energy Inc.

Botha

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Revenue Oil M$	Revenue Gas M$	Revenue NGL M$	Revenue Sul M$	Revenue Roy M$	Revenue Other Income M$	Royalties Crown M$	Royalties Adjust M$	Royalties FH/ Indian M$	Royalties ORR M$	Min Taxes M$	Opex M$	NPI/ Other Expense M$
2011	0	24	0	0	0	0	5	0	0	0	0	14	0
2012	0	75	0	0	0	0	16	1	0	0	0	41	0
2013	0	78	0	0	0	0	18	1	0	0	0	40	0
2014	0	86	0	0	0	0	22	1	0	0	0	39	0
2015	0	99	0	0	0	0	29	1	0	0	0	38	0
2016	0	95	0	0	0	0	27	1	0	0	0	36	0
2017	0	91	0	0	0	0	25	1	0	0	0	35	0
2018	0	87	0	0	0	0	23	1	0	0	0	34	0
2019	0	83	0	0	0	0	21	1	0	0	0	34	0
2020	0	80	0	0	0	0	20	1	0	0	0	33	0
2021	0	76	0	0	0	0	18	1	0	0	0	32	0
2022	0	73	0	0	0	0	16	1	0	0	0	31	0
2023	0	70	0	0	0	0	15	1	0	0	0	30	0
2024	0	67	0	0	0	0	13	1	0	0	0	30	0
2025	0	64	0	0	0	0	12	1	0	0	0	29	0
2026	0	61	0	0	0	0	11	0	0	0	0	28	0
2027	0	58	0	0	0	0	10	0	0	0	0	28	0
2028	0	56	0	0	0	0	9	0	0	0	0	27	0
2029	0	53	0	0	0	0	8	0	0	0	0	27	0
2030	0	51	0	0	0	0	7	0	0	0	0	26	0
SubT	0	1428	0	0	0	0	322	16	0	0	0	633	0
19yr	0	574	0	0	0	0	44	2	0	0	0	387	0
Total	0	2001	0	0	0	0	366	17	0	0	0	1020	0

Year	Oper Inc M$	Capital CEE M$	Capital CDE M$	Capital CCA M$	Capital COGPE M$	Total Capital M$	Net Rev M$	Cum Net Rev M$	ARTC M$	Aband Cost M$	SK Tax M$	Cash Flow M$	Cum Cash Flow M$
2011	5	0	0	0	0	0	5	5	0	0	0	5	5
2012	19	0	0	0	0	0	19	25	0	0	0	19	25
2013	22	0	0	0	0	0	22	46	0	0	0	22	46
2014	27	0	0	0	0	0	27	73	0	0	0	27	73
2015	34	0	0	0	0	0	34	108	0	0	0	34	108
2016	33	0	0	0	0	0	33	141	0	0	0	33	141
2017	32	0	0	0	0	0	32	172	0	0	0	32	172
2018	30	0	0	0	0	0	30	203	0	0	0	30	203
2019	29	0	0	0	0	0	29	232	0	0	0	29	232
2020	28	0	0	0	0	0	28	260	0	0	0	28	260
2021	28	0	0	0	0	0	28	288	0	0	0	28	288
2022	27	0	0	0	0	0	27	315	0	0	0	27	315
2023	26	0	0	0	0	0	26	340	0	0	0	26	340
2024	25	0	0	0	0	0	25	365	0	0	0	25	365
2025	23	0	0	0	0	0	23	388	0	0	0	23	388
2026	22	0	0	0	0	0	22	410	0	0	0	22	410
2027	21	0	0	0	0	0	21	431	0	0	0	21	431
2028	20	0	0	0	0	0	20	452	0	0	0	20	452
2029	19	0	0	0	0	0	19	471	0	0	0	19	471
2030	18	0	0	0	0	0	18	489	0	0	0	18	489
SubT	489	0	0	0	0	0	489		0	0	0	489	
19yr	144	0	0	0	0	0	144		0	6	0	138	
Total	633	0	0	0	0	0	633		0	6	0	626	

Discounted Cash Streams NPV (M$)

discR%	5	10	12	15	18	20	25
BT Net	366	244	213	178	153	139	113
BT Cash Flow	365	243	213	178	152	139	113

Sproule

111004 03:11 SAL V110831 Esc admin Default Scenario Botha Consolidation 18388 1 of 1 H4

Table 3

Proved Developed Producing

Eagleford Energy Inc.

Botha

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Reserves

	LtMed Oil Mbbl	Heavy Oil Mbbl	Solution Gas MMcf	Non-Assoc Assoc Gas MMcf	Ethane Mbbl	Propane Mbbl	Butane Mbbl	Pentanes Plus Mbbl	Total NGL Mbbl	Sulphur MLt	Equiv Oil Mboe
Gross	0.0	0.0	0	3901	0.0	0.0	0.0	0.0	0.0	0.0	650.1
Co Grs	0.0	0.0	0	203	0.0	0.0	0.0	0.0	0.0	0.0	33.8
Co Net	0.0	0.0	0	161	0.0	0.0	0.0	0.0	0.0	0.0	26.9

Net Present Value

Discount Rate %	Total Net Capital M$	Before Tax Net Rev M$	ARTC Cap GCA M$	Aband Cost M$	SK Tax Overhead M$	Before Tax Cash Flow M$
0.0	0	449	0	5	0	444
5.0	0	290	0	1	0	288
8.0	0	233	0	1	0	233
10.0	0	205	0	0	0	205
12.0	0	182	0	0	0	182
15.0	0	155	0	0	0	155
20.0	0	124	0	0	0	124
25.0	0	102	0	0	0	102

Reserve Life = 30.2 yrs Reserve Half Life = 7.1 yrs BOE Reserve Index = 11.2

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Oil Comp Grs bbl/d	Gas Comp Grs Mcf/d	BOE Comp Grs boe/d	Oil Rev M$	Gas Rev M$	Other Rev M$	Total Crown M$	Non-Crown M$	Lease Expen M$	Other Expen M$	Total Cap M$	Aband Etc M$	BTax Cash Flow M$
2011	0	51	8	0	23	0	4	0	14	0	0	0	5
2012	0	48	8	0	72	0	14	0	40	0	0	0	18
2013	0	44	7	0	73	0	15	0	38	0	0	0	20
2014	0	41	7	0	79	0	18	0	36	0	0	0	25
2015	0	37	6	0	90	0	23	0	35	0	0	0	32
2016	0	34	6	0	84	0	21	0	33	0	0	0	30
2017	0	32	5	0	79	0	19	0	32	0	0	0	28
2018	0	29	5	0	74	0	17	0	31	0	0	0	27
2019	0	27	4	0	70	0	15	0	30	0	0	0	26
2020	0	25	4	0	66	0	13	0	29	0	0	0	25
2021	0	23	4	0	62	0	11	0	28	0	0	0	23
2022	0	21	3	0	58	0	9	0	27	0	0	0	22
2023	0	19	3	0	54	0	8	0	26	0	0	0	20
2024	0	18	3	0	51	0	7	0	25	0	0	0	19
2025	0	16	3	0	48	0	6	0	24	0	0	0	18
2026	0	15	3	0	45	0	5	0	24	0	0	0	16
2027	0	14	2	0	42	0	4	0	23	0	0	0	15
2028	0	13	2	0	40	0	3	0	23	0	0	0	14
2029	0	12	2	0	37	0	3	0	22	0	0	0	12
2030	0	11	2	0	35	0	2	0	22	0	0	0	11
SubT				0	1184	0	217	0	561	0	0	0	406
11yr				0	216	0	11	0	162	0	0	5	38
Total				0	1400	0	228	0	722	0	0	5	444
Discounted Cash Streams 5%				0	885	0	162	0	433	0	0	1	288
10%				0	627	0	124	0	299	0	0	0	205
15%				0	481	0	99	0	227	0	0	0	155
20%				0	389	0	81	0	184	0	0	0	124

111004 03:11 SAL V110831 Esc admin Default Scenario Botha Consolidation 18388 1 of 1 H1

Table 3

Proved Developed Producing

Eagleford Energy Inc.

Botha

Prod. Start: 2011-09-01

PRODUCTION AND PRICE FORECAST

(As of Date: 2011-08-31)

Year	Gas Wells	Gas Daily Mcf/d	Gas Gross MMcf	Gas Co Grs MMcf	Gas Co Net MMcf	Gas Price $/Mcf
2011	2	974	119	6	5	3.70
2012	2	922	337	18	13	4.09
2013	2	848	310	16	12	4.56
2014	2	780	285	15	11	5.36
2015	2	718	262	14	10	6.58
2016	2	661	242	13	9	6.72
2017	2	608	222	12	8	6.86
2018	2	560	204	11	8	7.01
2019	2	515	188	10	7	7.15
2020	2	474	174	9	7	7.30
2021	2	437	159	8	7	7.46
2022	2	402	147	8	6	7.61
2023	2	370	135	7	6	7.76
2024	2	341	125	6	5	7.91
2025	2	314	114	6	5	8.06
2026	2	289	105	5	5	8.22
2027	2	266	97	5	5	8.38
2028	2	245	90	5	4	8.55
2029	2	225	82	4	4	8.71
2030	2	208	76	4	4	8.89
SubT			3473	181	140	
11yr			428	22	21	
Total			3901	203	161	

Sproule

111004 03:11 SAL V110831 Esc admin Default Scenario Botha Consolidation 18388 1 of 1 H2

Table 3

Proved Developed Producing

Eagleford Energy Inc.

Botha

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

	Revenue						Royalties						
Year	Oil M$	Gas M$	NGL M$	Sul M$	Roy M$	Other Income M$	Crown M$	Adjust M$	FH/ Indian M$	ORR M$	Min Taxes M$	Opex M$	NPI/ Other Expense M$
2011	0	23	0	0	0	0	4	0	0	0	0	14	0
2012	0	72	0	0	0	0	15	1	0	0	0	40	0
2013	0	73	0	0	0	0	16	1	0	0	0	38	0
2014	0	79	0	0	0	0	19	1	0	0	0	36	0
2015	0	90	0	0	0	0	24	1	0	0	0	35	0
2016	0	84	0	0	0	0	22	1	0	0	0	33	0
2017	0	79	0	0	0	0	20	1	0	0	0	32	0
2018	0	74	0	0	0	0	17	1	0	0	0	31	0
2019	0	70	0	0	0	0	15	1	0	0	0	30	0
2020	0	66	0	0	0	0	13	1	0	0	0	29	0
2021	0	62	0	0	0	0	12	1	0	0	0	28	0
2022	0	58	0	0	0	0	10	0	0	0	0	27	0
2023	0	54	0	0	0	0	8	0	0	0	0	26	0
2024	0	51	0	0	0	0	7	0	0	0	0	25	0
2025	0	48	0	0	0	0	6	0	0	0	0	24	0
2026	0	45	0	0	0	0	5	0	0	0	0	24	0
2027	0	42	0	0	0	0	4	0	0	0	0	23	0
2028	0	40	0	0	0	0	4	0	0	0	0	23	0
2029	0	37	0	0	0	0	3	0	0	0	0	22	0
2030	0	35	0	0	0	0	3	0	0	0	0	22	0
SubT	0	1184	0	0	0	0	229	11	0	0	0	561	0
11yr	0	216	0	0	0	0	12	1	0	0	0	162	0
Total	0	1400	0	0	0	0	240	12	0	0	0	722	0

		Capital											
Year	Oper Inc M$	CEE M$	CDE M$	CCA M$	COGPE M$	Total Capital M$	Net Rev M$	Cum Net Rev M$	ARTC M$	Aband Cost M$	SK Tax M$	Cash Flow M$	Cum Cash Flow M$
2011	5	0	0	0	0	0	5	5	0	0	0	5	5
2012	18	0	0	0	0	0	18	24	0	0	0	18	24
2013	20	0	0	0	0	0	20	44	0	0	0	20	44
2014	25	0	0	0	0	0	25	69	0	0	0	25	69
2015	32	0	0	0	0	0	32	100	0	0	0	32	100
2016	30	0	0	0	0	0	30	130	0	0	0	30	130
2017	28	0	0	0	0	0	28	159	0	0	0	28	159
2018	27	0	0	0	0	0	27	186	0	0	0	27	186
2019	26	0	0	0	0	0	26	211	0	0	0	26	211
2020	25	0	0	0	0	0	25	236	0	0	0	25	236
2021	23	0	0	0	0	0	23	259	0	0	0	23	259
2022	22	0	0	0	0	0	22	281	0	0	0	22	281
2023	20	0	0	0	0	0	20	301	0	0	0	20	301
2024	19	0	0	0	0	0	19	320	0	0	0	19	320
2025	18	0	0	0	0	0	18	338	0	0	0	18	338
2026	16	0	0	0	0	0	16	354	0	0	0	16	354
2027	15	0	0	0	0	0	15	369	0	0	0	15	369
2028	14	0	0	0	0	0	14	383	0	0	0	14	383
2029	12	0	0	0	0	0	12	395	0	0	0	12	395
2030	11	0	0	0	0	0	11	406	0	0	0	11	406
SubT	406	0	0	0	0	0	406		0	0	0	406	
11yr	44	0	0	0	0	0	44		0	5	0	38	
Total	449	0	0	0	0	0	449		0	5	0	444	

	Discounted Cash Streams NPV (M$)						
discR%	5	10	12	15	18	20	25
BT Net	290	205	182	155	135	124	102
BT Cash Flow	288	205	182	155	135	124	102

Sproule

111004 03:11 SAL V110831 Esc admin Default Scenario Botha Consolidation 18388 1 of 1 H4

Table 3

Probable

Eagleford Energy Inc.
Botha

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date: 2011-08-31)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	0.0	0.0	0	1276	0.0	0.0	0.0	0.0	0.0	0.0	212.7
Co Grs	0.0	0.0	0	66	0.0	0.0	0.0	0.0	0.0	0.0	11.1
Co Net	0.0	0.0	0	49	0.0	0.0	0.0	0.0	0.0	0.0	8.2

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SK Tax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	0	183	0	1	0	182
5.0	0	76	0	0	0	77
8.0	0	50	0	0	0	50
10.0	0	39	0	0	0	39
12.0	0	31	0	0	0	31
15.0	0	23	0	0	0	23
20.0	0	15	0	0	0	15
25.0	0	11	0	0	0	11

Reserve Life = 38.2 yrs Reserve Half Life = 19.4 yrs BOE Reserve Index = 90.4

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date: 2011-08-31)

Year		Oil Comp Grs	Gas Comp Grs	BOE Comp Grs	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	Aband Etc	BTax Cash Flow
		bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011		0	2	0	0	1	0	0	0	0	0	0	0	0
2012		0	2	0	0	3	0	1	0	1	0	0	0	1
2013		0	3	0	0	5	0	1	0	2	0	0	0	1
2014		0	4	1	0	7	0	2	0	2	0	0	0	2
2015		0	4	1	0	10	0	4	0	3	0	0	0	3
2016		0	4	1	0	11	0	5	0	3	0	0	0	3
2017		0	5	1	0	12	0	5	0	3	0	0	0	3
2018		0	5	1	0	13	0	5	0	4	0	0	0	4
2019		0	5	1	0	13	0	6	0	4	0	0	0	4
2020		0	5	1	0	14	0	6	0	4	0	0	0	4
2021		0	5	1	0	15	0	6	0	4	0	0	0	4
2022		0	5	1	0	15	0	6	0	4	0	0	0	5
2023		0	5	1	0	15	0	6	0	4	0	0	0	5
2024		0	5	1	0	16	0	6	0	5	0	0	0	5
2025		0	5	1	0	16	0	6	0	5	0	0	0	6
2026		0	5	1	0	16	0	5	0	5	0	0	0	6
2027		0	5	1	0	16	0	5	0	5	0	0	0	6
2028		0	5	1	0	16	0	5	0	5	0	0	0	7
2029		0	5	1	0	16	0	5	0	5	0	0	0	7
2030		0	5	1	0	16	0	4	0	5	0	0	0	7
SubT					0	244	0	89	0	72	0	0	0	83
19yr					0	357	0	31	0	226	0	0	1	99
Total					0	601	0	120	0	298	0	0	1	182
Discounted	5%				0	236	0	63	0	97	0	0	0	77
Cash	10%				0	120	0	38	0	43	0	0	0	39
Streams	15%				0	73	0	26	0	24	0	0	0	23
	20%				0	50	0	18	0	16	0	0	0	15

Sproule

111004 03:11 SAL V110831 Esc admin Default Scenario Botha Consolidation 18388 1 of 1 H1

Table 3

Probable

Eagleford Energy Inc.

Botha

Prod. Start: 2011-09-01

PRODUCTION AND PRICE FORECAST

(As of Date: 2011-08-31)

Year	Gas Wells	Gas Daily Mcf/d	Gas Gross MMcf	Gas Co Grs MMcf	Gas Co Net MMcf	Gas Price $/Mcf
2011	0	34	4	0	0	3.70
2012	0	43	16	1	1	4.09
2013	0	57	21	1	1	4.56
2014	0	68	25	1	1	5.36
2015	0	77	28	1	1	6.58
2016	0	84	31	2	1	6.72
2017	0	90	33	2	1	6.86
2018	0	95	35	2	1	7.01
2019	0	98	36	2	1	7.15
2020	0	101	37	2	1	7.30
2021	0	103	38	2	1	7.46
2022	0	104	38	2	1	7.61
2023	0	104	38	2	1	7.76
2024	0	104	38	2	1	7.91
2025	0	103	38	2	1	8.06
2026	0	102	37	2	1	8.22
2027	0	101	37	2	1	8.38
2028	0	99	36	2	1	8.55
2029	0	97	35	2	1	8.71
2030	0	94	34	2	1	8.89
SubT			633	33	19	
19yr			643	33	30	
Total			1276	66	49	

Sproule

111004 03:11 SAL V110831 Esc admin Default Scenario Botha Consolidation 18388 1 of 1 H2

Table 3

Probable

Eagleford Energy Inc.

Botha

Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Revenue: Oil M$	Revenue: Gas M$	Revenue: NGL M$	Revenue: Sul M$	Revenue: Roy M$	Revenue: Other Income M$	Royalties: Crown M$	Royalties: Adjust M$	Royalties: FH/ Indian M$	Royalties: ORR M$	Royalties: Min Taxes M$	Opex M$	NPI/ Other Expense M$
2011	0	1	0	0	0	0	0	0	0	0	0	0	0
2012	0	3	0	0	0	0	1	0	0	0	0	1	0
2013	0	5	0	0	0	0	2	0	0	0	0	2	0
2014	0	7	0	0	0	0	2	0	0	0	0	2	0
2015	0	10	0	0	0	0	4	0	0	0	0	3	0
2016	0	11	0	0	0	0	5	0	0	0	0	3	0
2017	0	12	0	0	0	0	5	0	0	0	0	3	0
2018	0	13	0	0	0	0	6	0	0	0	0	4	0
2019	0	13	0	0	0	0	6	0	0	0	0	4	0
2020	0	14	0	0	0	0	6	0	0	0	0	4	0
2021	0	15	0	0	0	0	6	0	0	0	0	4	0
2022	0	15	0	0	0	0	6	0	0	0	0	4	0
2023	0	15	0	0	0	0	6	0	0	0	0	4	0
2024	0	16	0	0	0	0	6	0	0	0	0	5	0
2025	0	16	0	0	0	0	6	0	0	0	0	5	0
2026	0	16	0	0	0	0	6	0	0	0	0	5	0
2027	0	16	0	0	0	0	5	0	0	0	0	5	0
2028	0	16	0	0	0	0	5	0	0	0	0	5	0
2029	0	16	0	0	0	0	5	0	0	0	0	5	0
2030	0	16	0	0	0	0	4	0	0	0	0	5	0
SubT	0	244	0	0	0	0	93	4	0	0	0	72	0
19yr	0	357	0	0	0	0	32	1	0	0	0	226	0
Total	0	601	0	0	0	0	126	6	0	0	0	298	0

Year	Oper Inc M$	Capital: CEE M$	Capital: CDE M$	Capital: CCA M$	Capital: COGPE M$	Total Capital M$	Net Rev M$	Cum Net Rev M$	ARTC M$	Aband Cost M$	SK Tax M$	Cash Flow M$	Cum Cash Flow M$
2011	0	0	0	0	0	0	0	0	0	0	0	0	0
2012	1	0	0	0	0	0	1	1	0	0	0	1	1
2013	1	0	0	0	0	0	1	3	0	0	0	1	3
2014	2	0	0	0	0	0	2	5	0	0	0	2	5
2015	3	0	0	0	0	0	3	8	0	0	0	3	8
2016	3	0	0	0	0	0	3	10	0	0	0	3	10
2017	3	0	0	0	0	0	3	14	0	0	0	3	14
2018	4	0	0	0	0	0	4	17	0	0	0	4	17
2019	4	0	0	0	0	0	4	21	0	0	0	4	21
2020	4	0	0	0	0	0	4	25	0	0	0	4	25
2021	4	0	0	0	0	0	4	29	0	0	0	4	29
2022	5	0	0	0	0	0	5	34	0	0	0	5	34
2023	5	0	0	0	0	0	5	39	0	0	0	5	39
2024	5	0	0	0	0	0	5	44	0	0	0	5	44
2025	6	0	0	0	0	0	6	50	0	0	0	6	50
2026	6	0	0	0	0	0	6	56	0	0	0	6	56
2027	6	0	0	0	0	0	6	62	0	0	0	6	62
2028	7	0	0	0	0	0	7	69	0	0	0	7	69
2029	7	0	0	0	0	0	7	76	0	0	0	7	76
2030	7	0	0	0	0	0	7	83	0	0	0	7	83
SubT	83	0	0	0	0	0	83		0	0	0	83	
19yr	100	0	0	0	0	0	100		0	1	0	99	
Total	183	0	0	0	0	0	183		0	1	0	182	

discR%	5	10	12	15	18	20	25
	Discounted Cash Streams NPV (M$)						
BT Net	76	39	31	23	18	15	11
BT Cash Flow	77	39	31	23	18	15	11

Sproule

111004 03:12 SAL V110831 Esc admin Default Scenario 100/06-14-098-05W6/0 18388 1 of 1 H4

Table 3

Proved Developed Producing

Eagleford Energy Inc.

Botha

100/06-14-098-05W6/0

Zone: Debolt A, Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	0.0	0.0	0	2316	0.0	0.0	0.0	0.0	0.0	0.0	386.0
Co Grs	0.0	0.0	0	120	0.0	0.0	0.0	0.0	0.0	0.0	20.1
Co Net	0.0	0.0	0	94	0.0	0.0	0.0	0.0	0.0	0.0	15.7

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SK Tax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	0	272	0	3	0	269
5.0	0	169	0	1	0	169
8.0	0	135	0	0	0	134
10.0	0	118	0	0	0	117
12.0	0	104	0	0	0	104
15.0	0	88	0	0	0	88
20.0	0	70	0	0	0	70
25.0	0	57	0	0	0	57

Reserve Life = 30.2 yrs Reserve Half Life = 7.7 yrs BOE Reserve Index = 12.1

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Oil Comp Grs	Gas Comp Grs	BOE Comp Grs	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	0	28	5	0	13	0	2	0	7	0	0	0	3
2012	0	27	4	0	40	0	8	0	22	0	0	0	10
2013	0	25	4	0	41	0	9	0	21	0	0	0	11
2014	0	23	4	0	44	0	11	0	20	0	0	0	14
2015	0	21	4	0	50	0	14	0	19	0	0	0	18
2016	0	19	3	0	48	0	13	0	18	0	0	0	17
2017	0	18	3	0	45	0	12	0	18	0	0	0	16
2018	0	17	3	0	43	0	11	0	17	0	0	0	15
2019	0	15	3	0	40	0	10	0	16	0	0	0	14
2020	0	14	2	0	38	0	8	0	16	0	0	0	14
2021	0	13	2	0	36	0	7	0	15	0	0	0	13
2022	0	12	2	0	34	0	6	0	15	0	0	0	13
2023	0	11	2	0	32	0	6	0	14	0	0	0	12
2024	0	10	2	0	30	0	5	0	14	0	0	0	11
2025	0	10	2	0	28	0	4	0	14	0	0	0	10
2026	0	9	1	0	27	0	4	0	13	0	0	0	10
2027	0	8	1	0	25	0	3	0	13	0	0	0	9
2028	0	8	1	0	24	0	3	0	13	0	0	0	9
2029	0	7	1	0	23	0	2	0	12	0	0	0	8
2030	0	7	1	0	21	0	2	0	12	0	0	0	7
SubT				0	683	0	140	0	308	0	0	0	234
11yr				0	166	0	9	0	120	0	0	3	35
Total				0	849	0	149	0	428	0	0	3	269
Discounted Cash Streams	5%			0	519	0	103	0	246	0	0	1	169
	10%			0	361	0	77	0	166	0	0	0	117
	15%			0	274	0	61	0	125	0	0	0	88
	20%			0	220	0	50	0	101	0	0	0	70

Sproule

111004 03:12 SAL V110831 Esc admin Default Scenario 100/06-14-098-05W6/0 18388 1 of 1 H1

Table 3

Proved Developed Producing

Eagleford Energy Inc.

Botha

100/06-14-098-05W6/0

Zone: Debolt A, Prod. Start: 2011-09-01

PRODUCTION AND PRICE FORECAST

(As of Date: 2011-08-31)

Year	Gas Wells	Gas Daily Mcf/d	Gas Gross MMcf	Gas Co Grs MMcf	Gas Co Net MMcf	Gas Price $/Mcf
2011	1	538	66	3	3	3.70
2012	1	511	187	10	7	4.09
2013	1	472	172	9	7	4.56
2014	1	437	160	8	6	5.36
2015	1	405	148	8	5	6.58
2016	1	374	137	7	5	6.72
2017	1	346	126	7	5	6.86
2018	1	320	117	6	4	7.01
2019	1	297	108	6	4	7.15
2020	1	274	100	5	4	7.30
2021	1	254	93	5	4	7.46
2022	1	235	86	4	3	7.61
2023	1	217	79	4	3	7.76
2024	1	201	74	4	3	7.91
2025	1	186	68	4	3	8.06
2026	1	172	63	3	3	8.22
2027	1	159	58	3	3	8.38
2028	1	147	54	3	2	8.55
2029	1	136	50	3	2	8.71
2030	1	126	46	2	2	8.89
SubT			1991	103	78	
11yr			325	17	16	
Total			2316	120	94	

Sproule

111004 03:12 SAL V110831 Esc admin Default Scenario 100/06-14-098-05W6/0 18388 1 of 1 H2

Table 3

Proved Developed Producing

Eagleford Energy Inc.

Botha

100/06-14-098-05W6/0

Zone: Debolt A, Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

	Revenue						Royalties						
Year	Oil	Gas	NGL	Sul	Roy	Other Income	Crown	Adjust	FH/ Indian	ORR	Min Taxes	Opex	NPI/ Other Expense
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	0	13	0	0	0	0	2	0	0	0	0	7	0
2012	0	40	0	0	0	0	9	1	0	0	0	22	0
2013	0	41	0	0	0	0	10	1	0	0	0	21	0
2014	0	44	0	0	0	0	11	1	0	0	0	20	0
2015	0	50	0	0	0	0	15	1	0	0	0	19	0
2016	0	48	0	0	0	0	14	1	0	0	0	18	0
2017	0	45	0	0	0	0	13	1	0	0	0	18	0
2018	0	43	0	0	0	0	11	1	0	0	0	17	0
2019	0	40	0	0	0	0	10	0	0	0	0	16	0
2020	0	38	0	0	0	0	9	0	0	0	0	16	0
2021	0	36	0	0	0	0	8	0	0	0	0	15	0
2022	0	34	0	0	0	0	7	0	0	0	0	15	0
2023	0	32	0	0	0	0	6	0	0	0	0	14	0
2024	0	30	0	0	0	0	5	0	0	0	0	14	0
2025	0	28	0	0	0	0	5	0	0	0	0	14	0
2026	0	27	0	0	0	0	4	0	0	0	0	13	0
2027	0	25	0	0	0	0	3	0	0	0	0	13	0
2028	0	24	0	0	0	0	3	0	0	0	0	13	0
2029	0	23	0	0	0	0	2	0	0	0	0	12	0
2030	0	21	0	0	0	0	2	0	0	0	0	12	0
SubT	0	683	0	0	0	0	148	7	0	0	0	308	0
11yr	0	166	0	0	0	0	9	0	0	0	0	120	0
Total	0	849	0	0	0	0	157	8	0	0	0	428	0

		Capital											
Year	Oper Inc	CEE	CDE	CCA	COGPE	Total Capital	Net Rev	Cum Net Rev	ARTC	Aband Cost	SK Tax	Cash Flow	Cum Cash Flow
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	3	0	0	0	0	0	3	3	0	0	0	3	3
2012	10	0	0	0	0	0	10	13	0	0	0	10	13
2013	11	0	0	0	0	0	11	25	0	0	0	11	25
2014	14	0	0	0	0	0	14	38	0	0	0	14	38
2015	18	0	0	0	0	0	18	56	0	0	0	18	56
2016	17	0	0	0	0	0	17	72	0	0	0	17	72
2017	16	0	0	0	0	0	16	88	0	0	0	16	88
2018	15	0	0	0	0	0	15	103	0	0	0	15	103
2019	14	0	0	0	0	0	14	117	0	0	0	14	117
2020	14	0	0	0	0	0	14	131	0	0	0	14	131
2021	13	0	0	0	0	0	13	144	0	0	0	13	144
2022	13	0	0	0	0	0	13	157	0	0	0	13	157
2023	12	0	0	0	0	0	12	169	0	0	0	12	169
2024	11	0	0	0	0	0	11	180	0	0	0	11	180
2025	10	0	0	0	0	0	10	191	0	0	0	10	191
2026	10	0	0	0	0	0	10	201	0	0	0	10	201
2027	9	0	0	0	0	0	9	210	0	0	0	9	210
2028	9	0	0	0	0	0	9	219	0	0	0	9	219
2029	8	0	0	0	0	0	8	227	0	0	0	8	227
2030	7	0	0	0	0	0	7	234	0	0	0	7	234
SubT	234	0	0	0	0	0	234		0	0	0	234	
11yr	38	0	0	0	0	0	38		0	3	0	35	
Total	272	0	0	0	0	0	272		0	3	0	269	

	Discounted Cash Streams NPV (M$)						
discR%	5	10	12	15	18	20	25
BT Net	169	118	104	88	76	70	57
BT Cash Flow	169	117	104	88	76	70	57

Sproule

111004 03:12 SAL V110831 Esc admin Default Scenario 100/06-14-098-05W6/0 18388 1 of 1 H4

Table 3

Proved+Probable Developed Producing

Eagleford Energy Inc.

Botha

100/06-14-098-05W6/0

Zone: Debolt A, Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	0.0	0.0	0	2943	0.0	0.0	0.0	0.0	0.0	0.0	490.5
Co Grs	0.0	0.0	0	153	0.0	0.0	0.0	0.0	0.0	0.0	25.5
Co Net	0.0	0.0	0	118	0.0	0.0	0.0	0.0	0.0	0.0	19.7

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SK Tax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	0	365	0	3	0	361
5.0	0	204	0	1	0	204
8.0	0	156	0	0	0	156
10.0	0	134	0	0	0	134
12.0	0	116	0	0	0	116
15.0	0	97	0	0	0	97
20.0	0	75	0	0	0	75
25.0	0	61	0	0	0	61

Reserve Life = 38.2 yrs Reserve Half Life = 9.8 yrs BOE Reserve Index = 15.2

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Oil Comp Grs	Gas Comp Grs	BOE Comp Grs	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	0	28	5	0	13	0	2	0	7	0	0	0	3
2012	0	27	4	0	40	0	8	0	22	0	0	0	10
2013	0	25	4	0	42	0	9	0	21	0	0	0	12
2014	0	24	4	0	47	0	12	0	21	0	0	0	14
2015	0	22	4	0	54	0	15	0	20	0	0	0	19
2016	0	21	4	0	52	0	15	0	19	0	0	0	18
2017	0	20	3	0	50	0	14	0	19	0	0	0	17
2018	0	19	3	0	48	0	13	0	18	0	0	0	16
2019	0	18	3	0	46	0	12	0	18	0	0	0	16
2020	0	17	3	0	44	0	11	0	18	0	0	0	15
2021	0	16	3	0	42	0	10	0	17	0	0	0	15
2022	0	15	2	0	41	0	9	0	17	0	0	0	14
2023	0	14	2	0	39	0	9	0	16	0	0	0	14
2024	0	13	2	0	37	0	8	0	16	0	0	0	14
2025	0	12	2	0	36	0	7	0	16	0	0	0	13
2026	0	11	2	0	34	0	7	0	15	0	0	0	12
2027	0	11	2	0	33	0	6	0	15	0	0	0	12
2028	0	10	2	0	32	0	6	0	15	0	0	0	11
2029	0	10	2	0	30	0	5	0	15	0	0	0	11
2030	0	9	1	0	29	0	5	0	14	0	0	0	10
SubT				0	788	0	182	0	339	0	0	0	267
19yr				0	373	0	31	0	244	0	0	3	95
Total				0	1161	0	213	0	583	0	0	3	361
Discounted Cash Streams	5%			0	628	0	134	0	290	0	0	1	204
	10%			0	412	0	95	0	184	0	0	0	134
	15%			0	303	0	72	0	134	0	0	0	97
	20%			0	239	0	57	0	107	0	0	0	75

Sproule

111004 03:12 SAL V110831 Esc admin Default Scenario 100/06-14-098-05W6/0 18388 1 of 1 H1

Table 3

Proved+Probable Developed Producing

Eagleford Energy Inc.

Botha

100/06-14-098-05W6/0

Zone: Debolt A, Prod. Start: 2011-09-01

PRODUCTION AND PRICE FORECAST

(As of Date: 2011-08-31)

Year	Gas Wells	Gas Daily Mcf/d	Gas Gross MMcf	Gas Co Grs MMcf	Gas Co Net MMcf	Gas Price $/Mcf
2011	1	540	66	3	3	3.70
2012	1	518	190	10	7	4.09
2013	1	488	178	9	7	4.56
2014	1	459	167	9	6	5.36
2015	1	431	157	8	6	6.58
2016	1	406	149	8	5	6.72
2017	1	382	139	7	5	6.86
2018	1	359	131	7	5	7.01
2019	1	338	123	6	4	7.15
2020	1	318	116	6	4	7.30
2021	1	299	109	6	4	7.46
2022	1	281	103	5	4	7.61
2023	1	265	97	5	4	7.76
2024	1	249	91	5	4	7.91
2025	1	234	85	4	3	8.06
2026	1	220	80	4	3	8.22
2027	1	207	76	4	3	8.38
2028	1	195	71	4	3	8.55
2029	1	183	67	3	3	8.71
2030	1	172	63	3	3	8.89
SubT			2259	117	86	
19yr			684	36	32	
Total			2943	153	118	

Sproule

111004 03:12 SAL V110831 Esc admin Default Scenario 100/06-14-098-05W6/0 18388 1 of 1 H2

Table 3

Proved+Probable Developed Producing

Eagleford Energy Inc.

Botha

100/06-14-098-05W6/0

Zone: Debolt A, Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Revenue: Oil M$	Revenue: Gas M$	Revenue: NGL M$	Revenue: Sul M$	Revenue: Roy M$	Revenue: Other Income M$	Royalties: Crown M$	Royalties: Adjust M$	Royalties: FH/ Indian M$	Royalties: ORR M$	Royalties: Min Taxes M$	Opex M$	NPI/ Other Expense M$
2011	0	13	0	0	0	0	2	0	0	0	0	7	0
2012	0	40	0	0	0	0	9	1	0	0	0	22	0
2013	0	42	0	0	0	0	10	1	0	0	0	21	0
2014	0	47	0	0	0	0	12	1	0	0	0	21	0
2015	0	54	0	0	0	0	16	1	0	0	0	20	0
2016	0	52	0	0	0	0	15	1	0	0	0	19	0
2017	0	50	0	0	0	0	14	1	0	0	0	19	0
2018	0	48	0	0	0	0	14	1	0	0	0	18	0
2019	0	46	0	0	0	0	13	1	0	0	0	18	0
2020	0	44	0	0	0	0	12	1	0	0	0	18	0
2021	0	42	0	0	0	0	11	0	0	0	0	17	0
2022	0	41	0	0	0	0	10	0	0	0	0	17	0
2023	0	39	0	0	0	0	9	0	0	0	0	16	0
2024	0	37	0	0	0	0	8	0	0	0	0	16	0
2025	0	36	0	0	0	0	7	0	0	0	0	16	0
2026	0	34	0	0	0	0	7	0	0	0	0	15	0
2027	0	33	0	0	0	0	6	0	0	0	0	15	0
2028	0	32	0	0	0	0	6	0	0	0	0	15	0
2029	0	30	0	0	0	0	5	0	0	0	0	15	0
2030	0	29	0	0	0	0	5	0	0	0	0	14	0
SubT	0	788	0	0	0	0	192	9	0	0	0	339	0
19yr	0	373	0	0	0	0	32	1	0	0	0	244	0
Total	0	1161	0	0	0	0	224	11	0	0	0	583	0

Year	Oper Inc M$	Capital: CEE M$	Capital: CDE M$	Capital: CCA M$	Capital: COGPE M$	Total Capital M$	Net Rev M$	Cum Net Rev M$	ARTC M$	Aband Cost M$	SK Tax M$	Cash Flow M$	Cum Cash Flow M$
2011	3	0	0	0	0	0	3	3	0	0	0	3	3
2012	10	0	0	0	0	0	10	13	0	0	0	10	13
2013	12	0	0	0	0	0	12	25	0	0	0	12	25
2014	14	0	0	0	0	0	14	40	0	0	0	14	40
2015	19	0	0	0	0	0	19	58	0	0	0	19	58
2016	18	0	0	0	0	0	18	76	0	0	0	18	76
2017	17	0	0	0	0	0	17	93	0	0	0	17	93
2018	16	0	0	0	0	0	16	109	0	0	0	16	109
2019	16	0	0	0	0	0	16	125	0	0	0	16	125
2020	15	0	0	0	0	0	15	140	0	0	0	15	140
2021	15	0	0	0	0	0	15	155	0	0	0	15	155
2022	14	0	0	0	0	0	14	169	0	0	0	14	169
2023	14	0	0	0	0	0	14	184	0	0	0	14	184
2024	14	0	0	0	0	0	14	197	0	0	0	14	197
2025	13	0	0	0	0	0	13	210	0	0	0	13	210
2026	12	0	0	0	0	0	12	223	0	0	0	12	223
2027	12	0	0	0	0	0	12	235	0	0	0	12	235
2028	11	0	0	0	0	0	11	246	0	0	0	11	246
2029	11	0	0	0	0	0	11	257	0	0	0	11	257
2030	10	0	0	0	0	0	10	267	0	0	0	10	267
SubT	267	0	0	0	0	0	267		0	0	0	267	
19yr	98	0	0	0	0	0	98		0	3	0	95	
Total	365	0	0	0	0	0	365		0	3	0	361	

Discounted Cash Streams NPV (M$)

discR%	5	10	12	15	18	20	25
BT Net	204	134	116	97	83	75	61
BT Cash Flow	204	134	116	97	83	75	61

111004 03:12 SAL V110831 Esc admin Default Scenario 102/06-22-098-05W6/0 18388 1 of 1 H4

Table 3

Proved Developed Producing

Eagleford Energy Inc.

Botha

102/06-22-098-05W6/0

Zone: Debolt A, Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Reserves

	LtMed Oil Mbbl	Heavy Oil Mbbl	Solution Gas MMcf	Non-Assoc Assoc Gas MMcf	Ethane Mbbl	Propane Mbbl	Butane Mbbl	Pentanes Plus Mbbl	Total NGL Mbbl	Sulphur MLt	Equiv Oil Mboe
Gross	0.0	0.0	0	1585	0.0	0.0	0.0	0.0	0.0	0.0	264.2
Co Grs	0.0	0.0	0	82	0.0	0.0	0.0	0.0	0.0	0.0	13.7
Co Net	0.0	0.0	0	67	0.0	0.0	0.0	0.0	0.0	0.0	11.2

Net Present Value

Discount Rate %	Total Net Capital M$	Before Tax Net Rev M$	ARTC Cap GCA M$	Aband Cost M$	SK Tax Overhead M$	Before Tax Cash Flow M$
0.0	0	178	0	3	0	175
5.0	0	120	0	1	0	119
8.0	0	99	0	0	0	98
10.0	0	88	0	0	0	87
12.0	0	78	0	0	0	78
15.0	0	67	0	0	0	67
20.0	0	54	0	0	0	54
25.0	0	45	0	0	0	45

Reserve Life = 23.8 yrs   Reserve Half Life = 6.4 yrs   BOE Reserve Index = 10.2

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Oil Comp Grs bbl/d	Gas Comp Grs Mcf/d	BOE Comp Grs boe/d	Oil Rev M$	Gas Rev M$	Other Rev M$	Total Crown M$	Non-Crown M$	Lease Expen M$	Other Expen M$	Total Cap M$	Aband Etc M$	BTax Cash Flow M$
2011	0	23	4	0	10	0	2	0	6	0	0	0	2
2012	0	21	4	0	32	0	6	0	18	0	0	0	8
2013	0	20	3	0	32	0	6	0	17	0	0	0	9
2014	0	18	3	0	35	0	8	0	16	0	0	0	11
2015	0	16	3	0	39	0	9	0	16	0	0	0	14
2016	0	15	2	0	37	0	8	0	15	0	0	0	14
2017	0	14	2	0	34	0	7	0	14	0	0	0	13
2018	0	12	2	0	32	0	6	0	14	0	0	0	12
2019	0	11	2	0	30	0	5	0	13	0	0	0	11
2020	0	10	2	0	28	0	4	0	13	0	0	0	11
2021	0	10	2	0	26	0	4	0	12	0	0	0	10
2022	0	9	1	0	24	0	3	0	12	0	0	0	9
2023	0	8	1	0	22	0	2	0	12	0	0	0	9
2024	0	7	1	0	21	0	2	0	11	0	0	0	8
2025	0	7	1	0	19	0	1	0	11	0	0	0	7
2026	0	6	1	0	18	0	1	0	11	0	0	0	6
2027	0	6	1	0	17	0	1	0	10	0	0	0	6
2028	0	5	1	0	16	0	1	0	10	0	0	0	5
2029	0	5	1	0	15	0	1	0	10	0	0	0	4
2030	0	4	1	0	14	0	1	0	10	0	0	0	3
SubT				0	501	0	77	0	253	0	0	0	172
5yr				0	50	0	2	0	42	0	0	3	4
Total				0	551	0	79	0	294	0	0	3	175
Discounted 5%				0	366	0	59	0	187	0	0	1	119
Cash 10%				0	266	0	46	0	133	0	0	0	87
Streams 15%				0	207	0	38	0	102	0	0	0	67
20%				0	169	0	32	0	83	0	0	0	54

Sproule

111004 03:12 SAL V110831 Esc admin Default Scenario 102/06-22-098-05W6/0 18388 1 of 1 H1

Table 3

Proved Developed Producing

Eagleford Energy Inc.

Botha

102/06-22-098-05W6/0

Zone: Debolt A, Prod. Start: 2011-09-01

PRODUCTION AND PRICE FORECAST

(As of Date: 2011-08-31)

Year	Gas Wells	Gas Daily Mcf/d	Gas Gross MMcf	Gas Co Grs MMcf	Gas Co Net MMcf	Gas Price $/Mcf
2011	1	436	53	3	2	3.70
2012	1	411	150	8	6	4.09
2013	1	376	137	7	5	4.56
2014	1	343	125	7	5	5.36
2015	1	314	115	6	4	6.58
2016	1	287	105	5	4	6.72
2017	1	262	96	5	4	6.86
2018	1	239	87	5	4	7.01
2019	1	219	80	4	3	7.15
2020	1	200	73	4	3	7.30
2021	1	183	67	3	3	7.46
2022	1	167	61	3	3	7.61
2023	1	153	56	3	3	7.76
2024	1	140	51	3	2	7.91
2025	1	128	47	2	2	8.06
2026	1	117	43	2	2	8.22
2027	1	107	39	2	2	8.38
2028	1	97	36	2	2	8.55
2029	1	89	32	2	2	8.71
2030	1	81	30	2	1	8.89
SubT			1482	77	62	
5yr			103	5	5	
Total			1585	82	67	

Sproule

111004 03:12 SAL V110831 Esc admin Default Scenario 102/06-22-098-05W6/0 18388 1 of 1 H2

Table 3

Proved Developed Producing

Eagleford Energy Inc.

Botha

102/06-22-098-05W6/0

Zone: Debolt A, Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

	Revenue						Royalties						
Year	Oil M$	Gas M$	NGL M$	Sul M$	Roy M$	Other Income M$	Crown M$	Adjust M$	FH/ Indian M$	ORR M$	Min Taxes M$	Opex M$	NPI/ Other Expense M$
2011	0	10	0	0	0	0	2	0	0	0	0	6	0
2012	0	32	0	0	0	0	6	0	0	0	0	18	0
2013	0	32	0	0	0	0	7	0	0	0	0	17	0
2014	0	35	0	0	0	0	8	0	0	0	0	16	0
2015	0	39	0	0	0	0	10	0	0	0	0	16	0
2016	0	37	0	0	0	0	8	0	0	0	0	15	0
2017	0	34	0	0	0	0	7	0	0	0	0	14	0
2018	0	32	0	0	0	0	6	0	0	0	0	14	0
2019	0	30	0	0	0	0	5	0	0	0	0	13	0
2020	0	28	0	0	0	0	5	0	0	0	0	13	0
2021	0	26	0	0	0	0	4	0	0	0	0	12	0
2022	0	24	0	0	0	0	3	0	0	0	0	12	0
2023	0	22	0	0	0	0	2	0	0	0	0	12	0
2024	0	21	0	0	0	0	2	0	0	0	0	11	0
2025	0	19	0	0	0	0	2	0	0	0	0	11	0
2026	0	18	0	0	0	0	1	0	0	0	0	11	0
2027	0	17	0	0	0	0	1	0	0	0	0	10	0
2028	0	16	0	0	0	0	1	0	0	0	0	10	0
2029	0	15	0	0	0	0	1	0	0	0	0	10	0
2030	0	14	0	0	0	0	1	0	0	0	0	10	0
SubT	0	501	0	0	0	0	81	4	0	0	0	253	0
5yr	0	50	0	0	0	0	2	0	0	0	0	42	0
Total	0	551	0	0	0	0	83	4	0	0	0	294	0

		Capital											
Year	Oper Inc M$	CEE M$	CDE M$	CCA M$	COGPE M$	Total Capital M$	Net Rev M$	Cum Net Rev M$	ARTC M$	Aband Cost M$	SK Tax M$	Cash Flow M$	Cum Cash Flow M$
2011	2	0	0	0	0	0	2	2	0	0	0	2	2
2012	8	0	0	0	0	0	8	10	0	0	0	8	10
2013	9	0	0	0	0	0	9	19	0	0	0	9	19
2014	11	0	0	0	0	0	11	30	0	0	0	11	30
2015	14	0	0	0	0	0	14	44	0	0	0	14	44
2016	14	0	0	0	0	0	14	58	0	0	0	14	58
2017	13	0	0	0	0	0	13	71	0	0	0	13	71
2018	12	0	0	0	0	0	12	83	0	0	0	12	83
2019	11	0	0	0	0	0	11	94	0	0	0	11	94
2020	11	0	0	0	0	0	11	105	0	0	0	11	105
2021	10	0	0	0	0	0	10	115	0	0	0	10	115
2022	9	0	0	0	0	0	9	124	0	0	0	9	124
2023	9	0	0	0	0	0	9	132	0	0	0	9	132
2024	8	0	0	0	0	0	8	140	0	0	0	8	140
2025	7	0	0	0	0	0	7	147	0	0	0	7	147
2026	6	0	0	0	0	0	6	154	0	0	0	6	154
2027	6	0	0	0	0	0	6	159	0	0	0	6	159
2028	5	0	0	0	0	0	5	164	0	0	0	5	164
2029	4	0	0	0	0	0	4	168	0	0	0	4	168
2030	3	0	0	0	0	0	3	172	0	0	0	3	172
SubT	172	0	0	0	0	0	172		0	0	0	172	
5yr	6	0	0	0	0	0	6		0	3	0	4	
Total	178	0	0	0	0	0	178		0	3	0	175	

	Discounted Cash Streams NPV (M$)						
discR%	5	10	12	15	18	20	25
BT Net	120	88	78	67	59	54	45
BT Cash Flow	119	87	78	67	59	54	45

111004 03:12 SAL V110831 Esc admin Default Scenario 102/06-22-098-05W6/0 18388 1 of 1 H4

Table 3

Proved+Probable Developed Producing

Eagleford Energy Inc.

Botha

102/06-22-098-05W6/0

Zone: Debolt A, Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Reserves

	LtMed Oil Mbbl	Heavy Oil Mbbl	Solution Gas MMcf	Non-Assoc Assoc Gas MMcf	Ethane Mbbl	Propane Mbbl	Butane Mbbl	Pentanes Plus Mbbl	Total NGL Mbbl	Sulphur MLt	Equiv Oil Mboe
Gross	0.0	0.0	0	2234	0.0	0.0	0.0	0.0	0.0	0.0	372.3
Co Grs	0.0	0.0	0	116	0.0	0.0	0.0	0.0	0.0	0.0	19.4
Co Net	0.0	0.0	0	93	0.0	0.0	0.0	0.0	0.0	0.0	15.4

Net Present Value

Discount Rate %	Total Net Capital M$	Before Tax Net Rev M$	ARTC Cap GCA M$	Aband Cost M$	SK Tax Overhead M$	Before Tax Cash Flow M$
0.0	0	268	0	3	0	265
5.0	0	162	0	1	0	161
8.0	0	127	0	0	0	127
10.0	0	110	0	0	0	110
12.0	0	97	0	0	0	97
15.0	0	81	0	0	0	81
20.0	0	64	0	0	0	64
25.0	0	52	0	0	0	52

Reserve Life = 32.0 yrs Reserve Half Life = 8.5 yrs BOE Reserve Index = 13.4

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

Year	Oil Comp Grs bbl/d	Gas Comp Grs Mcf/d	BOE Comp Grs boe/d	Oil Rev M$	Gas Rev M$	Other Rev M$	Total Crown M$	Non-Crown M$	Lease Expen M$	Other Expen M$	Total Cap M$	Aband Etc M$	BTax Cash Flow M$
2011	0	24	4	0	11	0	2	0	7	0	0	0	2
2012	0	23	4	0	35	0	7	0	19	0	0	0	9
2013	0	22	4	0	36	0	7	0	19	0	0	0	10
2014	0	20	3	0	40	0	9	0	18	0	0	0	12
2015	0	19	3	0	45	0	12	0	18	0	0	0	16
2016	0	18	3	0	43	0	11	0	17	0	0	0	15
2017	0	16	3	0	41	0	10	0	16	0	0	0	15
2018	0	15	3	0	39	0	9	0	16	0	0	0	14
2019	0	14	2	0	37	0	8	0	16	0	0	0	14
2020	0	13	2	0	36	0	7	0	15	0	0	0	13
2021	0	13	2	0	34	0	7	0	15	0	0	0	13
2022	0	12	2	0	32	0	6	0	14	0	0	0	12
2023	0	11	2	0	31	0	5	0	14	0	0	0	12
2024	0	10	2	0	29	0	5	0	14	0	0	0	11
2025	0	9	2	0	28	0	4	0	13	0	0	0	10
2026	0	9	1	0	27	0	4	0	13	0	0	0	10
2027	0	8	1	0	25	0	3	0	13	0	0	0	9
2028	0	8	1	0	24	0	3	0	13	0	0	0	9
2029	0	7	1	0	23	0	2	0	12	0	0	0	8
2030	0	7	1	0	22	0	2	0	12	0	0	0	8
SubT				0	639	0	124	0	294	0	0	0	222
13yr				0	201	0	11	0	143	0	0	3	43
Total				0	840	0	135	0	437	0	0	3	265
Discounted Cash Streams	5%			0	493	0	91	0	240	0	0	1	161
	10%			0	335	0	67	0	158	0	0	0	110
	15%			0	251	0	53	0	117	0	0	0	81
	20%			0	200	0	43	0	93	0	0	0	64

Sproule

111004 03:12 SAL V110831 Esc admin Default Scenario 102/06-22-098-05W6/0 18388 1 of 1 H1

Table 3

Proved+Probable Developed Producing

Eagleford Energy Inc.

Botha

102/06-22-098-05W6/0

Zone: Debolt A, Prod. Start: 2011-09-01

PRODUCTION AND PRICE FORECAST

(As of Date: 2011-08-31)

Year	Gas Wells	Gas Daily Mcf/d	Gas Gross MMcf	Gas Co Grs MMcf	Gas Co Net MMcf	Gas Price $/Mcf
2011	1	468	57	3	2	3.70
2012	1	447	163	8	6	4.09
2013	1	417	152	8	6	4.56
2014	1	389	142	7	5	5.36
2015	1	363	133	7	5	6.58
2016	1	339	124	6	5	6.72
2017	1	317	116	6	4	6.86
2018	1	296	108	6	4	7.01
2019	1	276	101	5	4	7.15
2020	1	258	94	5	4	7.30
2021	1	241	88	5	4	7.46
2022	1	225	82	4	3	7.61
2023	1	210	77	4	3	7.76
2024	1	196	72	4	3	7.91
2025	1	183	67	3	3	8.06
2026	1	171	62	3	3	8.22
2027	1	159	58	3	3	8.38
2028	1	149	54	3	2	8.55
2029	1	139	51	3	2	8.71
2030	1	130	47	2	2	8.89
SubT			1847	96	74	
13yr			386	20	19	
Total			2234	116	93	

Sproule

111004 03:12 SAL V110831 Esc admin Default Scenario 102/06-22-098-05W6/0 18388 1 of 1 H2

Table 3

Proved+Probable Developed Producing

Eagleford Energy Inc.

Botha

102/06-22-098-05W6/0

Zone: Debolt A, Prod. Start: 2011-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2011-08-31)

	Revenue						Royalties						
Year	Oil M$	Gas M$	NGL M$	Sul M$	Roy M$	Other Income M$	Crown M$	Adjust M$	FH/ Indian M$	ORR M$	Min Taxes M$	Opex M$	NPI/ Other Expense M$
2011	0	11	0	0	0	0	2	0	0	0	0	7	0
2012	0	35	0	0	0	0	7	1	0	0	0	19	0
2013	0	36	0	0	0	0	8	1	0	0	0	19	0
2014	0	40	0	0	0	0	10	1	0	0	0	18	0
2015	0	45	0	0	0	0	13	1	0	0	0	18	0
2016	0	43	0	0	0	0	12	1	0	0	0	17	0
2017	0	41	0	0	0	0	11	0	0	0	0	16	0
2018	0	39	0	0	0	0	10	0	0	0	0	16	0
2019	0	37	0	0	0	0	9	0	0	0	0	16	0
2020	0	36	0	0	0	0	8	0	0	0	0	15	0
2021	0	34	0	0	0	0	7	0	0	0	0	15	0
2022	0	32	0	0	0	0	6	0	0	0	0	14	0
2023	0	31	0	0	0	0	6	0	0	0	0	14	0
2024	0	29	0	0	0	0	5	0	0	0	0	14	0
2025	0	28	0	0	0	0	4	0	0	0	0	13	0
2026	0	27	0	0	0	0	4	0	0	0	0	13	0
2027	0	25	0	0	0	0	3	0	0	0	0	13	0
2028	0	24	0	0	0	0	3	0	0	0	0	13	0
2029	0	23	0	0	0	0	2	0	0	0	0	12	0
2030	0	22	0	0	0	0	2	0	0	0	0	12	0
SubT	0	639	0	0	0	0	130	6	0	0	0	294	0
13yr	0	201	0	0	0	0	12	1	0	0	0	143	0
Total	0	840	0	0	0	0	142	7	0	0	0	437	0

		Capital											
Year	Oper Inc M$	CEE M$	CDE M$	CCA M$	COGPE M$	Total Capital M$	Net Rev M$	Cum Net Rev M$	ARTC M$	Aband Cost M$	SK Tax M$	Cash Flow M$	Cum Cash Flow M$
2011	2	0	0	0	0	0	2	2	0	0	0	2	2
2012	9	0	0	0	0	0	9	11	0	0	0	9	11
2013	10	0	0	0	0	0	10	21	0	0	0	10	21
2014	12	0	0	0	0	0	12	34	0	0	0	12	34
2015	16	0	0	0	0	0	16	49	0	0	0	16	49
2016	15	0	0	0	0	0	15	65	0	0	0	15	65
2017	15	0	0	0	0	0	15	79	0	0	0	15	79
2018	14	0	0	0	0	0	14	93	0	0	0	14	93
2019	14	0	0	0	0	0	14	107	0	0	0	14	107
2020	13	0	0	0	0	0	13	120	0	0	0	13	120
2021	13	0	0	0	0	0	13	133	0	0	0	13	133
2022	12	0	0	0	0	0	12	145	0	0	0	12	145
2023	12	0	0	0	0	0	12	157	0	0	0	12	157
2024	11	0	0	0	0	0	11	168	0	0	0	11	168
2025	10	0	0	0	0	0	10	178	0	0	0	10	178
2026	10	0	0	0	0	0	10	188	0	0	0	10	188
2027	9	0	0	0	0	0	9	197	0	0	0	9	197
2028	9	0	0	0	0	0	9	206	0	0	0	9	206
2029	8	0	0	0	0	0	8	214	0	0	0	8	214
2030	8	0	0	0	0	0	8	222	0	0	0	8	222
SubT	222	0	0	0	0	0	222		0	0	0	222	
13yr	46	0	0	0	0	0	46		0	3	0	43	
Total	268	0	0	0	0	0	268		0	3	0	265	

	Discounted Cash Streams NPV (M$)						
discR%	5	10	12	15	18	20	25
BT Net	162	110	97	81	70	64	52
BT Cash Flow	161	110	97	81	70	64	52

Sproule

111004 03:11 SAL V110831 Esc admin Default Scenario Botha 18388 1 of 1 T4 Table 4 Eagleford Energy Inc. Botha Entity Interests as of August 31, 2011 Location Formation Type Interest Start Date Status Price Interests Lessor: Production Class Burdens 100/06-14-098-05W6/0 Debolt A Gas 5.2% WI Crown: 2011 Producer: FLOWING GAS AB. AECO C Spot 102/06-22-098-05W6/0 Debolt A Gas 5.2% WI Crown: 2011 Producer: FLOWING GAS AB. AECO C Spot

Eagleford Energy Inc.

As of August 31, 2011
Proved Developed Producing
100/06-14-098-05W6/0 (Working Copy, Raw)

Status	Producer: FLOWING GAS	**Aprox. On-time**	100.00%
Field	Botha	**Rig Release**	Mar 1976
Pool	Debolt A	**WI**	5.20%
Unit		**RLI**	12.7
Operator	Canadian Natural Resources Limited	**Type**	PDP
Licensee	CANADIAN NATURAL RESOURCES		Raw

Technical Reserves at Sep 1, 2011 (Based on Dec. Analysis)

	Ultimate Reserves	Cumulative Production	Remaining Gross	Remaining WI
Oil (Mbbl)	0.0	0.0	0.0	0.0
Gas (MMcf)	13,295.0	10,341.3	2,953.7	153.6
Water (Mbbl)	245.4	104.0	141.4	7.4

Declines

Segment	Start Date	Qi*	Di** (Eff.Sec)	Ni	Max***	Qf*
Gas 1	Aug 1, 2011	645.0	0.074707	0.00	1,398.9	5.0

*Qi, Qf units: Gas Mcf/d, WGR bbl/MMcf, Water bbl/d, Oil bbl/d
**Di units: Gas #/yr, WGR #/Mcf, Water #/yr, Oil #/yr
***Max units: Gas Mcf/d, WGR bbl/MMcf, Water bbl/d, Oil bbl/d

Production (6 mo. History / 6 mo. Forecast)

Date	Well Count	CDOR (bbl/d)	CDGR (Mcf/d)	CDWR (bbl/d)	FGR (bbl/MMcf)
Feb 2011	1.0	0	639	36	55.9
Mar 2011	1.0	0	637	36	55.9
Apr 2011	1.0	0	642	35	55.0
May 2011	1.0	0	677	40	58.5
Jun 2011	1.0	0	610	17	27.1
Jul 2011	1.0	0	653	21	32.8
Aug 2011	1.0	0	643	31	47.9
Sep 2011	1.0	0	639	31	47.9
Oct 2011	1.0	0	635	30	47.9
Nov 2011	1.0	0	630	30	47.9
Dec 2011	1.0	0	626	30	47.9
Jan 2012	1.0	0	622	30	47.9



Raw CDGR
Raw PDGR
CDOR (6:1 Mcf/bbl)
Raw CDGR
Raw WGR
Well Count
2000
2010
2020
2030
2040
2050
2060
Date



Raw CDGR
Raw CDGR
Calendar Day Gas Rate (Mcf/d), Calendar Day Gas Rate (Mcf/d)
4800
3600
2400
1200
0
2
4
6
8
10
12
Cumulative Raw Gas Production (Bcf)

2011-10-04 3:09:14 PM Energy Navigator Decline Summary Page 1

Eagleford Energy Inc.

As of August 31, 2011
Proved + Prob. Developed Producing
100/06-14-098-05W6/0 (Working Copy, Raw)

Status	Producer: FLOWING GAS	**Aprox. On-time**	100.00%
Field	Botha	**Rig Release**	Mar 1976
Pool	Debolt A	**WI**	5.20%
Unit		**RLI**	15.6
Operator	Canadian Natural Resources Limited	**Type**	P+PDP
Licensee	CANADIAN NATURAL RESOURCES		Raw

Technical Reserves at Sep 1, 2011 (Based on Dec. Analysis)

	Ultimate Reserves	Cumulative Production	Remaining Gross	Remaining WI
Oil (Mbbl)	0.0	0.0	0.0	0.0
Gas (MMcf)	13,997.0	10,341.4	3,655.6	190.1
Water (Mbbl)	279.0	104.0	175.0	9.1

Declines

Segment	Start Date	Qi*	Di** (Eff.Sec)	Ni	Max***	Qf*
Gas 1	Aug 1, 2011	645.0	0.059326	0.00	1,398.9	5.0

*Qi, Qf units: Gas Mcf/d, WGR bbl/MMcf, Water bbl/d, Oil bbl/d
**Di units: Gas #/yr, WGR #/Mcf, Water #/yr, Oil #/yr
***Max units: Gas Mcf/d, WGR bbl/MMcf, Water bbl/d, Oil bbl/d

Production (6 mo. History / 6 mo. Forecast)

Date	Well Count	CDOR (bbl/d)	CDGR (Mcf/d)	CDWR (bbl/d)	FGR (bbl/MMcf)
Feb 2011	1.0	0	639	36	55.9
Mar 2011	1.0	0	637	36	55.9
Apr 2011	1.0	0	642	35	55.0
May 2011	1.0	0	677	40	58.5
Jun 2011	1.0	0	610	17	27.1
Jul 2011	1.0	0	653	21	32.8
Aug 2011	1.0	0	643	31	47.9
Sep 2011	1.0	0	640	31	47.9
Oct 2011	1.0	0	637	30	47.9
Nov 2011	1.0	0	634	30	47.9
Dec 2011	1.0	0	630	30	47.9
Jan 2012	1.0	0	627	30	47.9



Raw CDGR
Raw PDGR
CDOR (6:1 Mcf/bbl)
Raw CDGR
Raw WGR
Well Count
2000
2010
2020
2030
2040
2050
2060
Date



Raw CDGR
Raw CDGR
4800
3600
2400
1200
0
Calendar Day Gas Rate (Mcf/d), Calendar Day Gas Rate (Mcf/d)
0
2
4
6
8
10
12
14
Cumulative Raw Gas Production (Bcf)

2011-10-04 3:09:15 PM Energy Navigator Decline Summary Page 1

Eagleford Energy Inc.

As of August 31, 2011
Proved Developed Producing
100/09-21-098-05W6/0 (Working Copy, Raw)

Status	Producer: PUMPING GAS	**Aprox. On-time**	100.00%
Field	Botha	**Rig Release**	Feb 2003
Pool	Debolt A	**WI**	5.20%
Unit		**RLI**	1.4
Operator	Canadian Natural Resources Limited	**Type**	PDP
Licensee	CANADIAN NATURAL RESOURCES		Raw

Technical Reserves at Sep 1, 2011 (Based on Dec. Analysis)

	Ultimate Reserves	Cumulative Production	Remaining Gross	Remaining WI
Oil (Mbbl)	0.0	0.0	0.0	0.0
Gas (MMcf)	950.9	891.8	59.2	3.1
Water (Mbbl)	0.2	0.2	0.0	0.0

Declines

Segment	Start Date	Qi*	Di** (Eff.Sec)	Ni	Max***	Qf*
Gas 1	Aug 1, 2011	124.4	0.50	0.00	937.8	5.0

*Qi, Qf units: Gas Mcf/d, WGR bbl/MMcf, Water bbl/d, Oil bbl/d
**Di units: Gas #/yr, WGR #/Mcf, Water #/yr, Oil #/yr
***Max units: Gas Mcf/d, WGR bbl/MMcf, Water bbl/d, Oil bbl/d

Production (6 mo. History / 6 mo. Forecast)

Date	Well Count	CDOR (bbl/d)	CDGR (Mcf/d)	CDWR (bbl/d)	FGR (bbl/MMcf)
Feb 2011	1.0	0	135	0	0.0
Mar 2011	1.0	0	103	0	0.0
Apr 2011	1.0	0	25	0	0.0
May 2011	1.0	0	613	3	4.9
Jun 2011	1.0	0	113	0	0.0
Jul 2011	1.0	0	124	0	0.0
Aug 2011	1.0	0	121	0	0.0
Sep 2011	1.0	0	114	0	0.0
Oct 2011	1.0	0	108	0	0.0
Nov 2011	1.0	0	102	0	0.0
Dec 2011	1.0	0	96	0	0.0
Jan 2012	1.0	0	90	0	0.0



Raw CDGR
Raw PDGR
CDOR (6:1 Mcf/bbl)
Raw CDGR
Raw WGR
Well Count
2010
2015
Date



Raw CDGR
Raw CDGR
Calendar Day Gas Rate (Mcf/d), Calendar Day Gas Rate (Mcf/d)
Cumulative Raw Gas Production (MMcf)

2011-10-04 3:09:14 PM Energy Navigator Decline Summary Page 1

Eagleford Energy Inc.

As of August 31, 2011
Proved + Prob. Developed Producing
100/09-21-098-05W6/0 (Working Copy, Raw)

Status	Producer: PUMPING GAS	**Aprox. On-time**	100.00%
Field	Botha	**Rig Release**	Feb 2003
Pool	Debolt A	**WI**	5.20%
Unit		**RLI**	2.7
Operator	Canadian Natural Resources Limited	**Type**	P+PDP
Licensee	CANADIAN NATURAL RESOURCES		Raw

Technical Reserves at Sep 1, 2011 (Based on Dec. Analysis)

	Ultimate Reserves	Cumulative Production	Remaining Gross	Remaining WI
Oil (Mbbl)	0.0	0.0	0.0	0.0
Gas (MMcf)	1,010.3	891.8	118.4	6.2
Water (Mbbl)	0.2	0.2	0.0	0.0

Declines

Segment	Start Date	Qi*	Di** (Eff.Sec)	Ni	Max***	Qf*
Gas 1	Aug 1, 2011	124.4	0.30	0.00	937.8	5.0

*Qi, Qf units: Gas Mcf/d, WGR bbl/MMcf, Water bbl/d, Oil bbl/d
**Di units: Gas #/yr, WGR #/Mcf, Water #/yr, Oil #/yr
***Max units: Gas Mcf/d, WGR bbl/MMcf, Water bbl/d, Oil bbl/d

Production (6 mo. History / 6 mo. Forecast)

Date	Well Count	CDOR (bbl/d)	CDGR (Mcf/d)	CDWR (bbl/d)	FGR (bbl/MMcf)
Feb 2011	1.0	0	135	0	0.0
Mar 2011	1.0	0	103	0	0.0
Apr 2011	1.0	0	25	0	0.0
May 2011	1.0	0	613	3	4.9
Jun 2011	1.0	0	113	0	0.0
Jul 2011	1.0	0	124	0	0.0
Aug 2011	1.0	0	123	0	0.0
Sep 2011	1.0	0	119	0	0.0
Oct 2011	1.0	0	115	0	0.0
Nov 2011	1.0	0	112	0	0.0
Dec 2011	1.0	0	109	0	0.0
Jan 2012	1.0	0	106	0	0.0



Raw CDGR
Raw PDGR
CDOR (6:1 Mcf/bbl)
Raw CDGR
Raw WGR
Well Count
2010
2015
2020
Date



Raw CDGR
Raw CDGR
Calendar Day Gas Rate (Mcf/d), Calendar Day Gas Rate (Mcf/d)
Cumulative Raw Gas Production (MMcf)

2011-10-04 3:09:15 PM Energy Navigator Decline Summary Page 1

Eagleford Energy Inc.

As of August 31, 2011
Proved Developed Producing
102/06-22-098-05W6/0 (Working Copy, Raw)

Status	Producer: FLOWING GAS	**Aprox. On-time**	100.00%
Field	Botha	**Rig Release**	Jan 1994
Pool	Debolt A	**WI**	5.20%
Unit		**RLI**	11.0
Operator	Canadian Natural Resources Limited	**Type**	PDP
Licensee	CANADIAN NATURAL RESOURCES		Raw

Technical Reserves at Sep 1, 2011 (Based on Dec. Analysis)

	Ultimate Reserves	Cumulative Production	Remaining Gross	Remaining WI
Oil (Mbbl)	0.0	0.0	0.0	0.0
Gas (MMcf)	7,545.6	5,454.1	2,091.6	108.8
Water (Mbbl)	47.6	29.1	18.6	1.0

Declines

Segment	Start Date	Qi*	Di** (Eff.Sec)	Ni	Max***	Qf*
Gas 1	Aug 1, 2011	525.0	0.086069	0.00	1,192.5	5.0

*Qi, Qf units: Gas Mcf/d, WGR bbl/MMcf, Water bbl/d, Oil bbl/d
**Di units: Gas #/yr, WGR #/Mcf, Water #/yr, Oil #/yr
***Max units: Gas Mcf/d, WGR bbl/MMcf, Water bbl/d, Oil bbl/d

Production (6 mo. History / 6 mo. Forecast)

Date	Well Count	CDOR (bbl/d)	CDGR (Mcf/d)	CDWR (bbl/d)	FGR (bbl/MMcf)
Feb 2011	1.0	0	586	5	8.5
Mar 2011	1.0	0	582	5	8.8
Apr 2011	1.0	0	578	5	8.6
May 2011	1.0	0	47	0	4.3
Jun 2011	1.0	0	577	2	4.3
Jul 2011	1.0	0	610	3	5.2
Aug 2011	1.0	0	523	5	8.9
Sep 2011	1.0	0	519	5	8.9
Oct 2011	1.0	0	515	5	8.9
Nov 2011	1.0	0	511	5	8.9
Dec 2011	1.0	0	508	5	8.9
Jan 2012	1.0	0	504	4	8.9



Raw CDGR
Raw PDGR
CDOR (6:1 Mcf/bbl)
Raw CDGR
Raw WGR
Well Count
2000
2010
2020
2030
2040
2050
2060
Date



Raw CDGR
Raw CDGR
2400
1800
1200
600
0
1000
2000
3000
4000
5000
6000
7000
Calendar Day Gas Rate (Mcf/d), Calendar Day Gas Rate (Mcf/d)
Cumulative Raw Gas Production (MMcf)

2011-10-04 3:09:14 PM Energy Navigator Decline Summary Page 1

Eagleford Energy Inc.

As of August 31, 2011
Proved + Prob. Developed Producing
102/06-22-098-05W6/0 (Working Copy, Raw)

Status	Producer: FLOWING GAS	**Aprox. On-time**	100.00%
Field	Botha	**Rig Release**	Jan 1994
Pool	Debolt A	**WI**	5.20%
Unit		**RLI**	14.1
Operator	Canadian Natural Resources Limited	**Type**	P+PDP
Licensee	CANADIAN NATURAL RESOURCES		Raw

Technical Reserves at Sep 1, 2011 (Based on Dec. Analysis)

	Ultimate Reserves	Cumulative Production	Remaining Gross	Remaining WI
Oil (Mbbl)	0.0	0.0	0.0	0.0
Gas (MMcf)	8,318.0	5,455.1	2,862.8	148.9
Water (Mbbl)	54.5	29.1	25.4	1.3

Declines

Segment	Start Date	Qi*	Di** (Eff.Sec)	Ni	Max***	Qf*
Gas 1	Aug 1, 2011	559.6	0.066445	0.00	1,192.5	5.0

*Qi, Qf units: Gas Mcf/d, WGR bbl/MMcf, Water bbl/d, Oil bbl/d
**Di units: Gas #/yr, WGR #/Mcf, Water #/yr, Oil #/yr
***Max units: Gas Mcf/d, WGR bbl/MMcf, Water bbl/d, Oil bbl/d

Production (6 mo. History / 6 mo. Forecast)

Date	Well Count	CDOR (bbl/d)	CDGR (Mcf/d)	CDWR (bbl/d)	FGR (bbl/MMcf)
Feb 2011	1.0	0	586	5	8.5
Mar 2011	1.0	0	582	5	8.8
Apr 2011	1.0	0	578	5	8.6
May 2011	1.0	0	47	0	4.3
Jun 2011	1.0	0	577	2	4.3
Jul 2011	1.0	0	610	3	5.2
Aug 2011	1.0	0	558	5	8.9
Sep 2011	1.0	0	555	5	8.9
Oct 2011	1.0	0	552	5	8.9
Nov 2011	1.0	0	548	5	8.9
Dec 2011	1.0	0	545	5	8.9
Jan 2012	1.0	0	542	5	8.9


Raw CDGR
Raw PDGR
CDOR (6:1 Mcf/bbl)
Raw CDGR
Raw WGR
Well Count
2000
2010
2020
2030
2040
2050
2060
Date


Raw CDGR
Raw CDGR
Calendar Day Gas Rate (Mcf/d), Calendar Day Gas Rate (Mcf/d)
0
600
1200
1800
2400
0
1000
2000
3000
4000
5000
6000
7000
8000
Cumulative Raw Gas Production (MMcf)

2011-10-04 3:09:16 PM Energy Navigator Decline Summary Page 1

111004 03:33 SAL V110831 Esc admin Default Scenario Haynes 18388 1 of 1 S1 Eagleford Energy Inc. Haynes SUMMARY OF THE EVALUATION OF THE P.& N.G. RESERVES (As of Date: 2011-08-31) Remaining Reserves Net Present Values Before Income Taxes Company Gross 100% Gross Net @ 0% @ 5% @ 10% @ 15% @ 20% M$ M$ M$ M$ M$ No reserves assigned to this area.

111004 03:33 SAL V110831 Esc admin Default Scenario Haynes 18388 1 of 1 T1

Table 1

Eagleford Energy Inc.

Haynes,

WELL LIST / RESERVOIR DATA

GAS RESERVES

Location	Reserve Category	Analysis Type	Drainage Area	Net Pay	Poros.	Water Sat	Temp.	Press.	Comp.	Original Gas In-Place	Recov. Factor	Original Recoverable Raw Gas
			ac	ft	%	%	degF	psia	z	MMcf	%	MMcf
100/07-22-038-24W4/0	NRA											0
Total Technical Reserves												0
Adjusted To Econ. Reserves												0

Sproule

Appendix A — Page 1 Appendix A — Definitions The following definitions form the basis of our classification of reserves and values presented in this report. They have been prepared by the Standing Committee on Reserves Definitions of the Petroleum Society of the CIM (“CIM”), incorporated in the Society of Petroleum Evaluation Engineers (“SPEE”) Canadian Oil and Gas Evaluation Handbook (“COGE Handbook”) and specified by National Instrument 51-101 (“NI 51-101”). Reserves are estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, from a given date forward, based on: analysis of drilling, geological, geophysical and engineering data; the use of established technology; specif ied economic conditions, which are generally accepted as being reasonable, and shall be disclosed; and a remaining reserve life of 50 years. Reserves are classified according to the degree of certainty associated with the estimates.

1. Proved Reserves Proved reserves are those reserves that can be estimated with a high degree of certainty  to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves. 2. Probable Reserves Probable reserves are those additional reserves that are less certain to be recovered  than proved reserves. It is equally likely that the actual remaining quantities recovered  will be greater or less than the sum of the estimated proved plus probable reserves. 3. Possible Reserves  Possible reserves are those additional reserves that are less certain to be recovered than probable reserves. It is unlikely that the actual remaining quantities recovered will exceed the sum of the estimated proved plus probable plus possible reserves. Possible reserves have not been considered in this report. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix A - Definitions.doc

Appendix A — Page 2 Other criteria that must also be met for the categorization of reserves are provided in Section 5.5 of the COGE Handbook. Each of the reserves categories (proved, probable, and possible) may be divided into developed or undeveloped categories. 4. Developed Reserves Developed reserves are those reserves that are expected to be recovered from existing wells and installed facilities or, if facilities have not been installed, that would involve a low expenditure (e.g., when compared to the cost of drilling a well) to put the reserves on production. The developed category may be subdivided into producing and non-producing. 5. Developed Producing Reserves Developed producing reserves are those reserves that are expected to be recovered from completion intervals open at the time of the estimate. These reserves may be currently producing or, if shut in, they must have previously been on production, and the date of resumption of production must be known with reasonable certainty. 6. Developed Non-Producing Reserves Developed non-producing reserves are those reserves that either have not been on production, or have previously been on production, but are shut in, and the date of resumption of production is unknown. 7. Undeveloped Reserves Undeveloped reserves are those reserves expected to be recovered from known accumulations where a significant expenditure (e.g., when compared to the cost of drilling a well) is required to render them capable of production. They must fully meet the requirements of the reserves classification (proved, probable, possible) to which they are assigned. In multi-well pools, it may be appropriate to allocate total pool reserves between the developed and undeveloped categories or to subdivide the developed reserves for the pool between developed producing and developed non-producing. This allocation should be based on the estimator’s assessment as to the reserves that will be recovered from 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix A - Definitions.doc

Appendix A — Page 3 specific wells, facilities, and completion intervals in the pool and their respective development and production status. 8. Levels of Certainty for Reported Reserves T he qualitative certainty levels contained in the definitions in Sections 1, 2 and 3 are applicable to individual reserves entities, which refers to the lowest level at which reserves estimates are made, and to reported reserves, which refers to the highest level sum of individual entity estimates for which reserve estimates are made. Reported total reserves estimated by deterministic or probabilistic methods, whether comprised of a single reserves entity or an aggregate estimate for multiple entities, should target the following levels of certainty under a specific set of economic conditions: a. There is a 90% probability that at least the estimated proved reserves will be recovered. b. There is a 50% probability that at least the sum of the estimated proved reserves plus probable reserves will be recovered. c. There is a 10% probability that at least the sum of the estimated proved reserves plus probable reserves plus possible reserves will be recovered. A quantitative measure of the probability associated with a reserves estimate is generated only when a probabilistic estimate is conducted. The majority of reserves estimates will be performed using deterministic methods that do not provide a quantitative measure of probability. In principle, there should be no difference between estimates prepared using probabilistic or deterministic methods. Additional clarification of certainty levels associated with reserves estimates and the effect of aggregation is provided in Section 5.5.3 of the COGE Handbook. Whether deterministic or probabilistic methods are used, evaluators are expressing their professional judgement as to what are reasonable estimates. 9. Remaining Recoverable Reserves are the total remaining recoverable reserves associated with the acreage in which the Company has an interest. 10. Company Gross Reserves are the Company’s working interest share of the remaining reserves, before deduction of any royalties. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix A - Definitions.doc

Appendix A — Page 4 11. Company Net Reserves are the gross remaining reserves of the properties in which the Company has an interest, less all Crown, freehold, and overriding royalties and interests owned by others. 12. Net Production Revenue is income derived from the sale of net reserves of oil, non-associated and associated gas, and gas by-products, less all capital and operating costs. 13. Fair Market Value is defined as the price at which a purchaser seeking an economic and commercial return on investment would be willing to buy, and a vendor would be willing to sell, where neither is under compulsion to buy or sell and both are competent and have reasonable knowledge of the facts. 14. Barrels of Oil Equivalent (BOE) Reserves – BOE is the sum of the oil reserves, plus the gas reserves divided by a factor of 6, plus the natural gas liquid reserves, all expressed in barrels or thousands of barrels. Equivalent reserves can also be expressed in thousands of cubic feet of gas equivalent (McfGE) using a conversion ratio of 1 bbl:6 Mcf. 15. Oil (or Crude Oil) – a mixture consisting mainly of pentanes and heavier hydrocarbons that exists in the liquid phase in reservoirs and remains liquid at atmospheric pressure and temperature. Crude oil may contain small amounts of sulphur and other non-hydrocarbons, but does not include liquids obtained from the processing of natural gas. 16. Gas (or Natural Gas) – a mixture of lighter hydrocarbons that exist either in the gaseous phase or in solution in crude oil in reservoirs, but are gaseous at atmospheric conditions. Natural gas may contain sulphur or other non-hydrocarbon compounds. 17. Non-Associated Gas – an accumulation of natural gas in a reservoir where there is no crude oil. 18. Associated Gas – the gas cap overlying a crude oil accumulation in a reservoir. 19. Solution Gas – gas dissolved in crude oil. 20. Natural Gas Liquids – those hydrocarbon components that can be removed from natural gas as liquids including, but not limited to, ethane, propane, butanes, pentanes plus, condensate, and small quantities of non-hydrocarbons. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix A - Definitions.doc

Appendix B — Page 1 Appendix B — Prices (As of August 31, 2011) Sproule’s short-term outlook for oil and gas prices adopts the NYMEX futures market for the forecast period ending August 31, 2014. The forecast used in this evaluation was derived as of August 31, 2011, and reflects the arithmetic average of the futures market at the close of trading each day, for the month prior to the Termination of Trading date for an September contract. The oil price forecasts are based on the NYMEX Division light, sweet (low-sulphur) crude oil futures contract, which specifies the West Texas Intermediate crude as a deliverable, and the gas price forecasts are based on the NYMEX Division Henry Hub natural gas futures contract. The NYMEX oil and gas futures prices are the foundation of Sproule’s energy pricing models in the early years. This data is combined with Sproule’s assumptions respecting long-term prices, inflation rates, and exchange rates, together with estimates of transportation costs and prices of competing fuels, to forecast wellhead and plantgate prices for Canadian oil, natural gas, and natural gas by-product production. The following paragraphs briefly describe some of the key considerations included in Sproule’s long-term outlook for oil and natural gas price forecasts. Oil Prices In the long term, the price of oil will be governed by supply and demand, and the degree that OPEC is able to manage supply will be a major determinant in establishing oil prices for the next 10 years. A strong demand for crude oil, instability in the Middle East, and the increasing cost of exploration and development has served to increase the price of crude oil throughout the world. In recognition of these factors, Sproule's long-term forecast has been set at $90.00 US per barrel (2011 dollars). Transmission costs, a significant item in forecasting Canadian wellhead prices, are expected to increase at rates that are generally less than the rate of inflation. The exchange rate ($U.S. per $Canadian) reflects a projection of 1.01. The oil price forecasts set out in Table P-1 are based on a forecast of prices for West Texas Intermediate crude at Cushing, Oklahoma. The price of this marker crude is expected to directly reflect world oil prices over the forecast period. The Edmonton par price is for a 40 to 45 degree API crude having less than 0.5 percent sulphur. The actual wellhead price of oil will vary with the quality of the crude and the cost of the transportation from the wellhead to the trading hub in Edmonton. This cost, which is referred to as the price differential, is based on the actual difference between the revenue received at the wellhead and the 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix B - Prices (August 31, 2011).doc

Appendix B — Page 2 Edmonton par price postings of major crude oil purchasers. In the absence of actual crude oil price statistics, the differential is based on the price of similar quality crude in the area. Natural Gas Prices The New York Mercantile Exchange (NYMEX) posted price for gas bought and sold at the Henry Hub in Louisiana has become a common index for Canadian natural gas producers with access to the American marketplace. In Alberta and Saskatchewan, the AECO price at Suffield is a reflection of the market price for natural gas sold locally, and the Sumas price on the British Columbia/ Washington border is critical to the BC producer. Developing a balance between supply and demand for natural gas produced in Western Canada has proved a challenge to the Canadian producer, where drilling activity, which leads to gas well completions, must serve to replace declining gas well production and fill new or expanded pipeline systems. In the early 1990’s, the Alberta, Saskatchewan and BC price of natural gas has often been suppressed, relative to the market opportunities in the United States, because local natural gas delivery exceeded the pipeline capacity leaving the provinces. Various new pipeline projects have provided sufficient market access to allow Western Canadian producers to double their production since 1986. With each new pipeline, the drilling activity expanded to ensure the pipeline was full and continued until a surplus in local productive capacity would once again depress the price of natural gas in the western provinces. An additional 1.1 Bcf per day of pipeline capacity completed during the 1998/99 winter, followed by 1.2 Bcf per day of capacity in the Alliance Pipeline, created additional market access for Canadian gas. This has strengthened the Canadian gas price and has created an integrated North American market. The average long-term price at Alberta AECO-C is approximately $Cdn 6.00 per MMBtu in real terms. In the United States, Sproule maintains a long-term threshold of $6.50 U.S. per MMBtu, in real terms. Detailed price schedules are set out in Table P-2. The actual plantgate price will vary with the heat content of the natural gas and the cost of transportation from the plantgate to the trading hub. In the absence of actual natural gas price statistics, the differential is based on the price of natural gas in the area. The evaluation of uncontracted shut-in gas reserves in Western Canada considers the proximity to existing infrastructure, and the production start date varies with the magnitude of the reserves and the development plans of the operator. To the extent the plant and gathering facilities of sufficient capacity are currently available, the production start date is deferred a year or two and the economics of plant development may curtail the production of the reserves to an average daily rate of 1.0 MMcfpd per 3.5 Bcf of reserves. For reserves located in remote areas, or reserves that are considered of poor quality, the production start date is no earlier than 2014. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix B - Prices (August 31, 2011).doc

Appendix B — Page 3 Natural Gas By-Products Ethane, propane, butanes, and pentanes plus prices were forecast to continue their historic relationships with crude prices in major Eastern Canadian and U.S. market areas. Ethane prices are expected to increase from present levels at a rate that corresponds to the local Alberta spot price of gas. Sulphur prices reflect the current market. The price forecasts for natural gas by-products are set out in Table P-1. The prices for these by-products were adjusted in this report to reflect the actual prices received at the plantgate. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix B - Prices (August 31, 2011).doc

Appendix B — Page 4

Table P-1
Summary of Price Forecasts and Inflation and Exchange Rates ($Cdn)
Effective August 31, 2011

	Light Crude Oil				Heavy & Medium Oil					Natural Gas Liquids & Sulphur						
Year	WTI Cushing Oklahoma 40°API ($US/bbl)	Edmonton Par Price 40°API ($/bbl)	Synthetic Crude Oil Edmonton 34°API ($/bbl)	Cromer LSB 35°API ($/bbl)	Hardisty Heavy 12°API ($/bbl)	Hardisty Lloyd Blend 20.5°API ($/bbl)	Western Canada Select 20.5°API ($/bbl)	Cromer Medium 29.3°API ($/bbl)	Hardisty Bow River 24.9°API ($/bbl)	Ethane Plant Gate ($/bbl)	Edmonton Propane ($/bbl)	Edmonton Butane ($/bbl)	Edmonton Pentanes Plus ($/bbl)	Plant Gate Sulphur ($/LT	Operating & Capital Cost Inflation Rate (%/Yr)	Exchange Rate ($US/$Cdn)
Historical																
2007	72.27	77.06			44.77	51.93	52.24	65.36	53.16	18.42	49.53	63.71	77.33	38.02	2.0	0.935
2008	99.59	102.85	107.11		76.32	82.58	83.62	93.05	83.85	22.59	58.80	75.09	104.70	303.84	1.0	0.943
2009	61.63	66.20	69.20	63.86	55.65	58.49	58.66	62.77	59.71	11.61	38.39	44.13	68.13	-5.08	2.0	0.880
2010	79.43	77.80	80.89	76.57	62.30	67.17	67.21	73.67	68.27	11.53	46.98	57.04	84.21	57.18	1.0	0.971
Forecast																
2011	90.28	87.42	91.42	84.42	61.19	69.94	69.94	80.71	69.94	9.83	53.34	78.92	93.46	50.00	2.0	1.012
2012	93.23	90.32	94.32	87.32	63.23	72.26	72.26	83.39	72.26	10.93	55.11	81.54	96.57	51.00	2.0	1.012
2013	95.58	92.62	96.62	89.62	64.84	74.10	74.10	85.52	74.10	12.21	56.51	83.62	99.03	52.02	2.0	1.012
2014	95.97	92.99	96.99	89.99	65.10	74.40	74.40	85.86	74.40	14.43	56.74	83.96	99.42	79.59	2.0	1.012
2015	97.42	94.41	98.41	91.41	66.09	75.53	75.53	87.16	75.53	17.82	57.60	85.23	100.93	81.18	2.0	1.012
2016	99.37	96.32	100.32	93.32	67.42	77.05	77.05	88.92	77.05	18.20	58.76	86.95	102.97	82.81	2.0	1.012
2017	101.35	98.26	102.26	95.26	68.78	78.61	78.61	90.72	78.61	18.60	59.95	88.71	105.05	84.46	2.0	1.012
2018	103.38	100.25	104.25	97.25	70.17	80.20	80.20	92.55	80.20	19.00	61.16	90.50	107.17	86.15	2.0	1.012
2019	105.45	102.27	106.27	99.27	71.59	81.82	81.82	94.42	81.82	19.41	62.40	92.33	109.34	87.87	2.0	1.012
2020	107.56	104.33	108.33	101.33	73.03	83.47	83.47	96.33	83.47	19.82	63.66	94.19	111.55	89.63	2.0	1.012
2021	109.71	106.44	110.44	103.44	74.51	85.15	85.15	98.27	85.15	20.25	64.94	96.10	113.80	91.42	2.0	1.012
Thereafter	Escalation Rate of 2%															

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Sproule

Appendix B — Page 5 Table P-2 Natural Gas Price Forecasts, Various Trading Points ($Cdn/MMbtu) Effective August 31, 2011 Alberta Gas Reference B.C. B.C. Huntingdon/ Henry Hub Price AECO -C Aggregator Alliance Average Westcoast Sumas Price Year Plant Gate Spot Intra-Alta Pipeline Wellhead Station 2 30-day Spot Dawn ($US/MMbtu) Historical 2007 6.20 6.65 6.34 6.04 6.00 6.40 7.01 7.69 6.86 2008 7.88 8.15 8.08 7.91 7.33 8.20 8.78 9.60 9.04 2009 3.85 4.19 3.91 3.35 3.29 4.17 4.54 4.91 4.01 2010 3.88 4.16 3.14 3.37 3.04 4.01 4.43 4.89 4.39 Forecast 2011 3.27 3.55 2.65 2.57 2.87 3.49 4.04 4.32 4.12 2012 3.69 3.94 3.11 3.07 3.26 3.88 4.43 4.72 4.52 2013 4.17 4.41 3.63 3.63 3.73 4.35 4.90 5.18 4.99 2014 4.99 5.21 4.48 4.48 4.53 5.15 5.70 5.98 5.80 2015 6.21 6.43 5.70 5.70 5.75 6.37 6.92 7.20 7.04 2016 6.39 6.57 6.05 5.84 5.89 6.51 7.06 7.34 7.18 2017 6.54 6.71 6.20 5.99 6.03 6.65 7.20 7.49 7.32 2018 6.68 6.86 6.34 6.13 6.18 6.80 7.35 7.63 7.47 2019 6.83 7.00 6.49 6.28 6.32 6.94 7.49 7.78 7.62 2020 6.98 7.15 6.64 6.43 6.47 7.09 7.64 7.93 7.77 2021 7.13 7.31 6.79 6.58 6.63 7.25 7.80 8.08 7.92 Thereafter Escalation Rate of 2% 3391.18388 .AAS.smr P:\Eagleford Energy 18388\Report\Table P-2 - August 31, 2011.doc

Appendix C — Page 1 Appendix C — Abbreviations This appendix contains a list of abbreviations that may be found in Sproule reports, as well as a table comparing Imperial and Metric units. Two conversion tables, used to prepare this report, are also provided. AOF absolute open flow ARTC Alberta Royalty Tax Credit BOE barrels of oil equivalent bopd barrels of oil per day bwpd barrels of water per day Cr Crown DCQ daily contract quantity DSU drilling spacing unit FH Freehold GCA gas cost allowance GOR gas-oil ratio GORR gross overriding royalty LPG liquid petroleum gas McfGE thousands of cubic feet of gas equivalent Mcfpd thousands of cubic feet per day MPR maximum permissive rate MRL maximum rate limitation NC ‘new’ Crown NCI net carried interest NGL natural gas liquids NORR net overriding royalty NPI net profits interest OC ‘old’ Crown ORRI overriding royalty interest P&NG petroleum and natural gas PSU production spacing unit PVT pressure-volume-temperature TCGSL TransCanada Gas Services Limited UOCR Unit Operating Cost Rates for operating gas cost allowance WI working interest 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix C - Abbrev.doc

Appendix C — Page 2 Imperial Units Metric Units M (103) one thousand Prefixes k (103) one thousand MM (106) million M (106) million B (109) one billion G (109) one billion T (1012) one trillion T (1012) one trillion E (1018) one milliard in. inches Length cm centimetres ft feet m metres mi mile km kilometres ft2 square feet Area m2 square metres ac acres ha hectares cf or ft3 cubic feet Volume m3 cubic metres scf standard cubic feet gal gallons L litres Mcf thousand cubic feet Mcfpd thousand cubic feet per day MMcf million cubic feet MMcfpd million cubic feet per day Bcf billion cubic feet (109) bbl barrels m3 cubic metre Mbbl thousand barrels stb stock tank barrel stm3 stock tank cubic metres bbl/d barrels per day m3/d cubic metre per day bbl/mo barrels per month Btu British thermal units Energy J joules MJ/m3 megajoules per cubic metre (106) TJ/d terajoule per day (1012) oz ounce Mass g gram lb pounds kg kilograms ton ton t tonne lt long to ns Mlt thousand long tons psi pounds per square inch Pressure Pa pascals kPa kilopascals (103) psia pounds per square inch absolute psig pounds per square inch gauge Temperatur °F degrees Fahrenheit e °C degrees Celsius °R degrees Rankine K Kelvin M$ thousand dollars Dollars k$ thousand dollars 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix C - Abbrev.doc

Appendix C — Page 3 Imperial Units Metric Units sec second Time s second min minute min minute hr hour h hour day day d day wk week week mo month month yr year a annum 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix C - Abbrev.doc

Appendix C — Page 4 Conversion Factors — Metric to Imperial cubic metres (m3) (@ 15°C) x 6.29010 = barrels (bbl) (@ 60°F), water m3 (@ 15°C) x 6.3300 = bbl (@ 60°F), Ethane m3 (@ 15°C) x 6.30001 = bbl (@ 60°F), Propane m3 (@ 15°C) x 6.29683 = bbl (@ 60°F), Butanes m3 (@ 15°C) x 6.29287 = bbl (@ 60°F), oil, Pentanes Plus m3 (@ 101.325 kPaa, 15°C) x 0.0354937 = thousands of cubic feet (Mcf) (@ 14.65 psia, 60°F) 1,000 cubic metres (103m3) (@ 101.325 kPaa, 15°C) x 35.49373 = Mcf (@ 14.65 psia, 60°F) hectares (ha) x 2.4710541 = acres 1,000 square metres (103m2) x 0.2471054 = acres 10,000 cubic metres (ha.m) x 8.107133 = acre feet (ac-ft) m3/103m3 (@ 101.325 kPaa, 15° C) x 0.0437809 = Mcf/Ac.ft. (@ 14.65 psia, 60°F) joules (j) x 0.000948213 = Btu megajoules per cubic metre (MJ/m3) x 26.714952 = British thermal units per standard cubic foot (Btu/scf) (@ 101.325 kPaa, 15°C) (@ 14.65 psia, 60°F) dollars per gigajoule ($/GJ) x 1.054615 = $/Mcf (1,000 Btu gas) metres (m) x 3.28084 = feet (ft) kilometres (km) x 0.6213712 = miles (mi) dollars per 1,000 cubic metres ($/103m3) x 0.0288951 = dollars per thousand cubic feet ($/Mcf) (@ 15.025 psia) B.C. ($/103m3) x 0.02817399 = $/Mcf (@ 14.65 psia) Alta. dollars per cubic metre ($/m3) x 0.158910 = dollars per barrel ($/bbl) gas/oil ratio (GOR) (m3/m3) x 5.640309 = GOR (scf/bbl) kilowatts (kW) x 1.341022 = horsepower kilopascals (kPa) x 0.145038 = psi tonnes (t) x 0.9842064 = long tons (LT) kilograms (kg) x 2.204624 = pounds (lb) litres (L) x 0.2199692 = gallons (Imperial) litres (L) x 0.264172 = gallons (U.S.) cubic metres per million cubic metres (m3/106m3) (C3) x 0.177496 = barrels per million cubic feet (bbl/MMcf) (@ 14.65 psia) m3/106m3) (C4) x 0.1774069 = bbl/MMcf (@ 14.65 psia) m3/106m3) (C5+) x 0.1772953 = bbl/MMcf (@ 14.65 psia) tonnes per million cubic metres (t/106m3) (sulphur) x 0.0277290 = LT/MMcf (@ 14.65 psia) millilitres per cubic meter (mL/m3) (C5+) x 0.0061974 = gallons (Imperial) per thousand cubic feet (gal (Imp)/Mcf) (mL/m3) (C5+) x 0.0074428 = gallons (U.S.) per thousand cubic feet (gal (U.S.)/Mcf) Kelvin (K) x 1.8 = degrees Rankine (°R) millipascal seconds (mPa.s) x 1.0 = centipoise 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix C - Abbrev.doc

Appendix C — Page 5 Conversion Factors — Imperial to Metric barrels (bbl) (@ 60°F) x 0.15898 = cubic metres (m3) (@ 15°C), water bbl (@ 60°F) x 0.15798 = m3 (@ 15°C), Ethane bbl (@ 60°F) x 0.15873 = m3 (@ 15°C), Propane bbl (@ 60°F) x 0.15881 = m3 (@ 15°C), Butanes bbl (@ 60°F) x 0.15891 = m3 (@ 15°C), oil, Pentanes Plus thousands of cubic feet (Mcf) (@ 14.65 psia, 60°F) x 28.17399 = m3 (@ 101.325 kPaa, 15°C) Mcf (@ 14.65 psia, 60°F) x 0.02817399 = 1,000 cubic metres (103m3) (@ 101.325 kPaa, 15°C) acres x 0.4046856 = hectares (ha) acres x 4.046856 = 1,000 square metres (103m2) acre feet (ac-ft) x 0.123348 = 10,000 cubic metres (104m3) (ha.m) Mcf/ac-ft (@ 14.65 psia, 60°F) x 22.841028 = 103m3/m3 (@ 101.325 kPaa, 15°C) Btu x 1054.615 = joules (J) British thermal units per standard cubic foot (Btu/Scf) x 0.03743222 = megajoules per cubic metre (MJ/m3) (@ 14.65 psia, 60°F) (@ 101.325 kPaa, 15°C) $/Mcf (1,000 Btu gas) x 0.9482133 = dollars per gigajoule ($/GJ) $/Mcf (@ 14.65 psia, 60°F) Alta. x 35.49373 = $/103m3 (@ 101.325 kPaa, 15°C) $/Mcf (@ 15.025 psia, 60°F), B.C. x 34.607860 = $/103m3 (@ 101.325 kPaa, 15°C) feet (ft) x 0.3048 = metres (m) miles (mi) x 1.609344 = kilometres (km) $/bbl x 6.29287 = $/m3 (average for 30°-50° API) GOR (scf/bbl) x 0.177295 = gas/oil ratio (GOR) (m3/m3) horsepower x 0.7456999 = kilowatts (kW) psi x 6.894757 = kilopascals (kPa) long tons (LT) x 1.016047 = tonnes (t) pounds (lb) x 0.453592 = kilograms (kg) gallons (Imperial) x 4.54609 = litres (L) (.001 m3) gallons (U.S.) x 3.785412 = litres (L) (.001 m3) barrels per million cubic feet (bbl/MMcf) (@ 14.65 psia) (C3) x 5.6339198 = cubic metres per million cubic metres (m3/106m3) bbl/MMcf (C4) x 5.6367593 = (m3/106m3) bbl/MMcf (C5+) x 5.6403087 = (m3/106m3) LT/MMcf (sulphur) x 36.063298 = tonnes per million cubic metres (t/106m3) gallons (Imperial) per thousand cubic feet (gal (Imp)/Mcf) (C5+) x 161.3577 = millilitres per cubic meter (mL/m3) gallons (U.S.) per thousand cubic feet (gal (U.S.)/Mcf) (C5+) x 134.3584 = (mL/m3) degrees Rankine (°R) x 0.555556 = Kelvin (K) centipoises x 1.0 = millipascal seconds (mPa.s) 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix C - Abbrev.doc

Appendix D— Page 1 Appendix D — General Evaluation Parameters Royalties and Mineral Taxes The lessor and overriding royalties were based on existing agreements and government regulations. The Crown royalty rates and the Freehold Mineral Taxes were based upon existing provincial regulations. Changes to royalties enacted by legislation in Alberta have been included in this report. Operating and Capital Costs Operating and capital costs were based on current costs and were escalated to the dates when these costs would be incurred. When escalated, the operating costs and capital costs were escalated based upon the schedule of escalation factors included in Appendix B, Table P-1. Where applicable, a fee for dehydration, gathering, compression and processing was applied against royalty gas and credited to the Company. By-Product Reserves The Company’s proved and probable by-product reserves are associated with a number of the properties evaluated in this report. The by-product reserves and production forecasts were based on the recovery rates determined from revenue statements (barrels per MMcf or long tons per MMcf of natural gas) or from natural gas compositional analysis and the natural gas reserves and production forecasts. Future prices were estimated based on the forecasts presented in Appendix B. Gas Cost Allowance The operating portion of the gas cost allowance (GCA) has been included with each individual entity. The value has been estimated based on either custom processing fees or actual operating costs, as reported by the Facility Cost Centre (FCC) operator. The Alberta Department of Energy Unit Operating Cost Rates (UOCR) Plant Types, or UOCR-designated facility rates, are replaced by the FCC in 2009. These FCC costs have been estimated based on the old custom processing fees or UOCR’s. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix D - General.doc

Appendix D— Page 2 The Corporate Effective Royalty Rate is replaced by the Facility Effective Royalty Rate (FERR) in 2009. The FERR will include a capital cost component, which will replace the Capital GCA pools. As this GCA is in the transitional stages of changing to new regulations, the capital portion of the GCA is estimated based on the historical Capital GCA pools until enough information is available to include it with the operating portion. Abandonment and Reclamation Well abandonment and disconnect costs were estimated and included in our report at the individual entity level for all wells that were assigned reserves. No allowance for surface lease reclamation and salvage value was included. No abandonment costs have been estimated for suspended wells, gathering systems, batteries, plants, or processing facilities. Corporate Income Taxes At the request of the Company, income taxes have not been considered in this report. However, for completeness, the procedure used in calculating Canadian income tax is set out below. All royalties on production from Indian Lands are deductible. Non-Crown (that is, freehold or overriding) royalties are subdivided as follows, for income tax calculations: (a) Production royalties are those non-Crown royalties which are subject to payments to the Crown (including Freehold Mineral Taxes (Alberta), Freehold Production Taxes (Saskatchewan), and Incremental Taxes (Manitoba)). (b) Resource Royalties are those non-Crown royalties which are not subject to non-deductible Crown payments. The procedure for calculating Canadian income taxes used in this report, is as follows: 1. Determine revenues from the production and sale of oil, gas, and by-products, including sulphur, from field processing of gas of other producers, and from gas production royalties. (This calculation is to be made gross of any Crown charges.) 2. Deduct operating and direct overhead costs. 3. Deduct capital cost allowance (depreciation). 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix D - General.doc

Appendix D— Page 3 4. Deduct production royalties paid or payable. 5. Deduct Crown charges (Crown royalties and freehold mineral taxes). 6. Deduct resource royalties paid. 7. Deduct intangible costs: 10 percent of non-amortized balance at end of year for Canadian Oil and Gas Property Expense (COGPE), 30 percent of non-amortized balance at end of year for Canadian Development Expense (CDE), 100 percent of Canadian Exploration Expense (CEE). 8. Deduct interest, NPI expenses, abandonment costs, and Saskatchewan capital tax. 9. Deduct earned depletions. This deduction was discontinued many years ago. However, some companies could have a residual balance available. If so, the amount that can be claimed is the lesser of production profits (for this purpose includes resource royalties earned and is reduced by deduction for resource royalties paid or payable, and COGPE, CDE, and CEE deductions and interest) and the remaining balance of earned depletion. 10. Add resource royalties received or receivable, and other income (including NPI income). 11. Calculate taxable income for federal and provincial tax purposes, which equals the amount by which the aggregate of Items 1 and 10 exceed the aggregate of Items 2 through 9. 12. Calculate federal income taxes payable by multiplying federal taxable income by the federal tax rate. 13. Calculate provincial income taxes payable by multiplying provincial taxable income by the appropriate provincial tax rate. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix D - General.doc

Appendix D— Page 4 Processing Income Some clarification is required with regard to the definition of field processing plants. The following describes plants where the processing revenue would be included in the resource revenue. (a) Field separation and dehydration facilities. (b) A natural gas processing plant which processes raw natural gas to the point of acceptance by a common carrier, including the processing of hydrogen sulphide. (c) Fully integrated plants that take raw natural gas through the whole process of converting such gas to natural gas liquids and to further convert the natural gas liquids to liquefied petroleum products. The following describes plants where the processing revenue would not be included in the resource revenue. (a) Straddle plants which enhance the recovery of natural gas liquids. (b) Any part of a natural gas processing plant that is devoted primarily to the recovery of ethane. (c) Plants used in the processing of heavy crude oil or a tar sands deposit. Capital Cost Allowance Capital cost allowance (CCA) is the rate at which the government allows depreciation on tangible capital investment items. The principal classes of interest to an oil or gas producer for new capital investments are: Class Description Write-Off 2 Oil or gas transmission pipelines of 6% declining balance more than 15 years’ life. 7 Vessels, including offshore drilling vessels. 25% declining balance 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix D - General.doc

Appendix D— Page 5 Class Description 8 Oil or gas transmission pipelines with a life of 15 years or less, any refineries, separators not included in Class 43, compressors. 12 The cost, after November 16, 1978, of removing overburden after the start of production at a mine. Computer software, other than systems software. 28 Mining assets acquired in a major expansion of a mine or before the start of production which would otherwise be in Class 41. 41 Drilling rigs, gas or oil well equipment. Oil or gas gathering lines leading to a transmission pipeline or natural gas processing plant, and field processing plants. Automotive equipment. Mining buildings, equipment, social capital and spur lines not included in Class 28. Electric data processing equipment including systems software. 43 Refineries acquired after May 8, 1972. Plants acquired after April 10, 1978 to upgrade heavy oil, straddle plants, and any part of a gas processing plant devoted primarily to the recovery of ethane. Write-Off 20% declining balance 100% 25% declining balance 25% declining balance 30% declining balance When using the declining balance, the prescribed rate is applied to the undepreciated portion of the capital costs in a particular class at the end of the fiscal year. It is not necessary to claim full capital cost allowance, and any amount from zero to the stated maximum can be claimed. In the year that the capital cost is incurred, only one-half of the stated maximum is allowed. The asset descriptions contained in the Income Tax Act are drafted precisely. If an asset does not exactly fit the description of a class, then it is not to be included in that class. Class 8 is a residual class. If property does not qualify for inclusion in any other class, and if it is not specifically excluded from Class 8, then it falls into Class 8. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix D - General.doc

Appendix D— Page 6 Resource Allowance As of January 1, 2007, there is no further deductible percentage for Resource Allowance. Intangible Costs Intangible costs are certain of the capital costs which, for taxable net income calculation purposes, are expensed or written off in the year of expenditures or at a specified rate over a number of years. A distinction is made for tax purposes between Canadian Exploration Expense, Canadian Development Expense, and Canadian Oil and Gas Property Expense. All these expenses may be carried forward indefinitely. These expenses must be reduced by the amount of any incentive payments made by the Federal government for exploration or development. (a) Canadian Exploration Expense (CEE) includes intangible costs of drilling exploratory wells, as well as geological and geophysical expenses and all dry wells. These costs may be written off at the rate of 100 percent by principal business corporations in the year in which the expenditure was made. (b) Canadian Development Expense (CDE) includes intangible development drilling costs. Canadian Development Expense is written off at the rate of 30 percent per annum of the diminishing balance. (c) Canadian Oil and Gas Property Expense (COGPE) includes the cost of purchasing any producing oil and gas reserves and any unproven P&NG properties. This expense is written off at the rate of 10 percent per annum of the diminishing balance. Income Tax Rates The tax rates used for an escalated case reflect the current position of the Federal and Provincial governments with respect to income taxes in Canada. A constant case will reflect the current tax rates held flat for the projection period. The following table provides the taxation rates for the current year and the final year of the transition period. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix D - General.doc

Appendix D— Page 7 Resource and Processing Income Resource Income Processing Income(1) 2008 2009 2010 2011 2012 2008 2009 2010 2011 2012 Net Federal Rate: 19.5 19.0 18.0 16.5 15.0 19.5 19.0 18.0 16.5 15.0 Provincial Rates: Alberta 10.0 10.0 10.0 10.0 10.0 10.0 10.0 10.0 10.0 10.0 British Columbia 12.0 12.0 12.0 12.0 12.0 12.0 12.0 12.0 12.0 12.0 Manitoba 14.0/ 13.0 13.0 13.0 13.0 14.0/ 13.0 13.0 13.0 13.0 13.0 13.0 Newfoundland 14.0 14.0 14.0 14.0 14.0 5.0 5.0 5.0 5.0 5.0 Nova Scotia 16.0 16.0 16.0 16.0 16.0 16.0 16.0 16.0 16.0 16.0 Ontario 14.0 14.0 14.0 14.0 14.0 12.0 12.0 12.0 12.0 12.0 Saskatchewan 13.0/ 12.0 12.0 12.0 12.0 10.0 10.0 10.0 10.0 10.0 12.0 (1) Manufacturing and processing. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix D - General.doc

Appendix D— Page 8 Capital Taxes A federal “Large Corporation Tax” of 0.175 percent is employed in Canada on capital in excess of $50 million. The capital tax is fully creditable against the existing corporate surtax which is currently 1.12 percent for all types of income. This report includes the cost of the corporate surtax but does not reflect the impact of the federal Large Corporation Tax. Successor Rules Successor rules may apply where there has been an acquisition by a corporation, in which case resource tax pools that are transferred to the purchaser will be streamed so that they will only be allowed as deductions against proceeds attributable to the resource properties acquired from the vendor. This report does not reflect the impact of Successor Rules. Net Present Values The estimates of the P&NG reserves and their respective net present values are summarized by property and by reserves category in the Discussion section of this report. Detailed forecasts of production and net revenue for the various reserves categories are presented in Tables in the Summary and Discussion sections. 3391.18388.AAS.smr P:\Eagleford Energy 18388\Report\Appendix D - General.doc